OHIO NATIONAL
FUND, INC.

















                                                  ANNUAL REPORT
                                                  -------------------------
                                                  DECEMBER 31, 1999


                                                  Ohio National Fund, Inc.
















[LOGO-OHIO NATIONAL FINANCIAL SERVICES]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

Thank you for being an investor in the Ohio National Fund. All of us here appreciate your support.

We are pleased to provide you with an update of Ohio National Fund's performance and investment activity for 1999.

Year of Expansion

What a difference a year can make. During the past year, we have made adjustments in investment strategies to expand both the breadth of funds and investment styles, and the quality of fund managers, within the Ohio National Fund. The results, indeed, have been noteworthy and impressive.

- In January, Federated Global Investment Management Corp., began managing our International and International Small Company (formerly Global Contrarian) portfolios. Federated Investment Counseling (FIC) already manages three other portfolios of the Ohio National Fund. Both are part of Pittsburgh-based Federated Investors, an investment manager founded in 1955, which now has more than $110 billion in managed assets. For the year, the International portfolio experienced a 67.40 percent annualized return, and the International Small Company had a spectacular 108.51 percent annualized return.

- In August, Legg Mason Fund Adviser, Inc., began to subadvise our $300 million Equity portfolio. The portfolio manager, William H. Miller, III, CFA, was Morningstar's "1998 Domestic Equity Fund Manager of the Year."* This is the first agreement of Legg Mason Fund Adviser, Inc., to subadvise and to have Mr. Miller manage a non-proprietary fund. This fund, which had previously lagged behind our performance expectations, began to immediately see steady gains, with a 19.87 percent annualized return. The Equity portfolio is now available in all of Ohio National's variable annuity products, variable universal life products and pension plans.

- Fund manager recognition continued at the end of the year with Jim Callinan named Morningstar's "1999 Domestic Equity Manager of the Year"* for RS Emerging Growth Fund. Mr. Callinan manages our Capital Growth portfolio. This portfolio returned a sensational 202.38 percent for the year.

- The strength and quality of our fund managers is reinforced by the fact that three of our managers were recently named "Fund Managers of the Decade" based on their retail fund performance: the Equity portfolio's William Miller of Legg Mason Fund Advisers, Inc.; the Capital Growth portfolio's Jim Callinan, RS Investment Manager, LP; and the Growth and Income portfolio's John Wallace, RS Investment Management LP.

The highlights also include:

- Our S&P 500 Index portfolio returned 25.63 percent, another strong year of performance. For 1998, this fund ranked #1 by Lipper Analytical in its class of S&P Index funds.

- Portfolios also ranked very well within their style and class. For example, the fixed income Bond portfolio experienced a positive return in a difficult year for fixed income funds when most portfolios had negative performance.

- Four funds had a greater than 100 percent return during the past year.

- The International and International Small Company portfolios easily outperformed their peers and the EAFE (Europe, Australasia, Far East Equity Index).

- Five of the domestic equity funds outperformed the S&P 500 Index.

To be sure, 1999 was about change and growth, as Ohio National Fund offered you high-quality offerings from which to choose, depending on your investment style. This focus on investment style choices and strong professional investment managers means that we are working hard to provide even better products and services for you. Last year, our objective was to improve the selections available to you, and the evidence is before you today.

The Importance of Diversification

For all investors, we emphasize the value of diversification. As a company, we certainly do not recommend investing solely in the "style of the moment" or trying to base investment decisions on market timing. We remain dedicated to staying in step with -- and whenever possible, ahead of -- other financial service providers when it comes to improving our investment selections. Today, with the comprehensive selection of investment styles now available within the Ohio National Fund, diversification becomes an important tool for you as you plan your wealth-building investment strategies.

In Closing

Information on your investments is contained in the following pages. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable sales charges for mortality and interest guarantees. Please contact your registered representative for additional information on financial protection and tax-deferred accumulation options offered by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.

Thank you again for the confidence you have placed in Ohio National Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 2/00
---------------

* Morningstar's Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skills, the courage to differ from consensus and the commitment to shareholders necessary to deliver outstanding long-term performance.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    19.87%
Three-year                                  14.41%
Five-year                                   17.65%
Ten-year                                    12.35%
Since inception (1/14/71)                   11.17%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Your fund had a good fourth quarter, rising 19.01%. This outpaced both the S&P 500 and the Dow, which rose 14.88% and 11.66% respectively. Our objective is to provide investment results in excess of those achievable by investing in an index fund over a multi-year period; it is not to beat the index every day, week, quarter, or year.

Investment success last year was determined almost exclusively by how heavily weighted one was in technology. As you probably know, the technology heavy NASDAQ index rose over 85% in 1999, the largest single increase of any broad based index in history.

We believe that the dramatic price gains achieved by the major technology companies have removed most of the undervaluation present a few years ago. Accordingly, the risk of owning these securities has increased substantially. Our experience has been that most investor's psychological assessment of risk is inversely proportional to the most recent price action in their holdings. If a stock has gone up a lot, they feel more confident about it and perceive its risk to be lower than it was prior to the price rise. If a stock has dropped a lot, they believe it is riskier because of its decline. The opposite is typically the case.

We have written in the past about enantiodromia, the tendency for things to swing back and forth. We think many of the securities which have performed poorly for us in the last year or so are likely to do much better this year, while many of our heretofore strongest performers are more vulnerable than they have been.

The market's rocky start has clipped some of our financials, a group which lagged the market badly last year as interest rates rose. We think rising rates are the biggest risk to the equity market this year. The Federal Reserve recently raised rates 25 basis points and the market expects further increases. If rates peak this year, and start down or even stabilize, then our financials should do quite well.

Portfolio activity was predictably modest in the quarter. We bought one stock:
Albertsons, a supermarket chain which has had some integration issues with their purchase of American Stores, and earnings have suffered as a result. Trading now at under 12x this year's earnings, we think Albertsons is a bargain. We sold several issues, mostly smaller positions in a variety of industries. The money from these sales was recycled into stocks whose prospects we deemed greater than those of the companies sold.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
                                                                          10000.00                           10000.00
'87'                                                                      10751.40                           10318.00
                                                                          12236.00                           11645.00
'88'                                                                      12367.00                           12052.80
                                                                          14124.00                           14034.00
'89'                                                                      15237.50                           15847.50
                                                                          15798.00                           16335.00
'90'                                                                      14649.70                           15345.70
                                                                          15814.00                           17543.00
'91'                                                                      17606.10                           20032.60
                                                                          17370.00                           19904.00
'92'                                                                      18935.20                           21568.40
                                                                          20016.00                           22607.00
'93'                                                                      21605.00                           23722.50
                                                                          20916.00                           22911.00
'94'                                                                      21659.00                           24033.90
                                                                          25247.00                           28876.00
'95'                                                                      27550.50                           33029.20
                                                                          30211.00                           36398.00
'96'                                                                      32607.70                           40653.10
                                                                          36592.00                           48986.00
'97'                                                                      38531.80                           54169.80
                                                                          41934.00                           63763.00
'98'                                                                      40734.80                           69648.60
                                                                          44510.00                           78271.10
'99'                                                                      48828.50                           84305.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  America Online Inc.                    15.42
 2.  Gateway Inc.                            5.75
 3.  Dell Computer                           4.69
 4.  Nextel                                  4.68
 5.  Nokia Corp - Spon ADR                   4.19
 6.  WPP Group PLC                           3.57
 7.  Citigroup Inc.                          2.90
 8.  MGIC Investment Corp                    2.88
 9.  Amgen Inc.                              2.74
10.  Chase Manhattan                         2.63

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer Services                      15.42
 2.  Computer Hardware                      13.56
 3.  Computer and Related                   13.56
 4.  Telecommunications & Cellular          12.71
 5.  Banking                                11.42

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.6%)
    72,688   General Motors Corp. .............  $  5,283,509
                                                 ------------
             BANKING (9.9%)
   229,016   Bank One Corp. ...................     7,342,825
    79,756   Bank of America Corp. ............     4,002,754
   111,682   Chase Manhattan Corp. ............     8,676,295
   181,574   Fleet Boston Financial Corp. .....     6,321,045
   242,293   Washington Mutual Inc. ...........     6,299,618
                                                 ------------
                                                   32,642,537
                                                 ------------
             BUSINESS SERVICES (0.8%)
    50,882   First Data Corp. .................     2,509,119
                                                 ------------
             COMPUTER & RELATED (13.6%)
   303,439   *Dell Computer Corp. .............    15,475,389
   263,014   *Gateway Inc. ....................    18,953,446
    61,911   International Business Machines...     6,686,388
   193,834   *Storage Technology Corp. ........     3,573,814
                                                 ------------
                                                   44,689,037
                                                 ------------
             COMPUTER SOFTWARE (15.4%)
   673,573   *America Online Inc. .............    50,812,663
                                                 ------------
             CONSUMER PRODUCTS (2.7%)
       102   *Berkshire Hathaway Inc. CL A.....     5,722,200
   231,426   Mattel Inc. ......................     3,037,466
                                                 ------------
                                                    8,759,666
                                                 ------------
             ENTERTAINMENT & LEISURE (0.8%)
   108,832   *Metro-Goldwyn-Mayer Inc. ........     2,564,354
                                                 ------------
             FINANCIAL SERVICES (8.4%)
    80,302   Bear Stearns Co. Inc. ............     3,432,911
   172,028   Citigroup Inc. ...................     9,558,306
   121,394   Fannie Mae........................     7,579,538
    62,256   Freddie Mac.......................     2,929,923
   155,384   MBNA Corp. .......................     4,234,214
                                                 ------------
                                                   27,734,892
                                                 ------------
             FOOD & RELATED (2.0%)
   130,177   Albertson's Inc. .................     4,198,208
   131,105   *Kroger Co. ......................     2,474,607
                                                 ------------
                                                    6,672,815
                                                 ------------
             HOTEL/LODGING (3.1%)
    37,614   MGM Grand Inc. ...................     1,892,454
   169,605   *Mandalay Resort Group............     3,413,301
   215,500   Starwood Hotels & Resorts
              Worldwide........................     5,064,250
                                                 ------------
                                                   10,370,005
                                                 ------------
             INSURANCE SERVICES (4.8%)
   110,145   Aetna Inc. .......................     6,147,468
   157,812   MGIC Investment Corp. ............     9,498,310
                                                 ------------
                                                   15,645,778
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             MANUFACTURING (0.8%)
    57,467   Danaher Corp. ....................  $  2,772,783
                                                 ------------
             MEDICAL & RELATED (7.8%)
   150,221   *Amgen Inc. ......................     9,022,649
   268,946   *Foundation Health Systems
              Inc. ............................     2,672,651
   244,715   McKesson HBOC Inc. ...............     5,521,382
         1   *Quorum Health Group Inc. ........             5
   162,667   United Healthcare Corp. ..........     8,641,684
                                                 ------------
                                                   25,858,371
                                                 ------------
             RETAIL (3.4%)
    76,322   *Amazon.com Inc. .................     5,810,012
   373,657   *Toys 'R' Us Inc. ................     5,347,966
                                                 ------------
                                                   11,157,978
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (7.2%)
   156,279   *MCI Worldcom Inc. ...............     8,292,555
   149,463   *Nextel Communications Inc. ......    15,413,372
                                                 ------------
                                                   23,705,927
                                                 ------------
             WASTE DISPOSAL (2.3%)
   437,283   Waste Management Inc. ............     7,515,801
                                                 ------------
             TOTAL U.S. COMMON STOCK (84.6%)
              (COST $255,982,424)..............  $278,695,235
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             FINLAND (4.2%)
             TELECOMMUNICATIONS & CELLULAR (4.2%)
    72,687   Nokia Corp. SP-ADR................  $ 13,810,530
                                                 ------------
             MEXICO (1.3%)
             TELECOMMUNICATIONS & CELLULAR (1.3%)
    38,766   Telefonos de Mexico SP-ADR........     4,361,175
                                                 ------------
             NETHERLANDS (2.3%)
             ELECTRICAL EQUIPMENT (2.3%)
    56,284   Koninklijke Philips Electronics...     7,598,340
                                                 ------------
             UNITED KINGDOM (5.1%)
             ADVERTISING (3.6%)
   744,666   *WPP Group PLC....................    11,773,765
             BANKING (1.5%)
   401,180   *Lloyds TSB Group PLC.............     5,007,770
                                                 ------------
             TOTAL UNITED KINGDOM..............    16,781,535
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (12.9%)
              (COST $27,507,365)...............  $ 42,551,580
                                                 ------------
             TOTAL COMMON STOCK (97.5%) (COST
              $283,489,789)....................  $321,246,815
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.5%)
$2,578,781   Banc of America 3.100% 01/03/00
              repurchase price $2,579,438
              collateralized by FNMA
              certificates pool #C00652 due
              09/01/28 (Cost $2,578,781).......  $  2,578,781
 2,578,781   Morgan Stanley Dean Witter 2.250%
              01/03/00 repurchase price
              $2,579,258 collateralized by U.S.
              Treasury due 05/15/05 (Cost
              $2,578,781)......................     2,578,781
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.5%)
              (COST $5,157,562)................  $  5,157,562
                                                 ------------
             TOTAL HOLDINGS (99.0%) (COST
              $288,647,351) (A)................  $326,404,377
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.0%)...............     3,209,890
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $329,614,267
                                                 ============

*      Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
(a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $288,647,351)...........  $326,404,377
  Cash in bank.............................        26,830
  Receivable for securities sold...........     4,036,326
  Receivable for fund shares sold..........       676,325
  Dividends and accrued interest
    receivable.............................       228,699
  Other....................................        16,986
                                             ------------
    Total assets...........................   331,389,543
                                             ------------
Liabilities:
  Payable for securities purchased.........       975,005
  Payable for fund shares redeemed.........       469,693
  Payable for investment management
    services (note 3)......................       217,046
  Other accrued expenses...................       113,532
                                             ------------
    Total liabilities......................     1,775,276
                                             ------------
Net assets at market value.................  $329,614,267
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 12,448,440
  Paid-in capital in excess of par value...   278,303,882
  Accumulated undistributed net realized
    gain on investments....................     1,104,919
  Net unrealized appreciation on
    investments (note 1)...................    37,757,026
                                             ------------
Net assets at market value.................  $329,614,267
                                             ============
Shares outstanding (note 4)................    12,448,440
Net asset value per share..................  $      26.48
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.................................  $    753,305
  Dividends................................     2,324,291
                                             ------------
    Total investment income................     3,077,596
                                             ------------
Expenses:
  Management fees (note 3).................     1,848,965
  Custodian fees (note 3)..................        55,594
  Directors' fees (note 3).................         8,748
  Professional fees........................        39,954
  Accounting and transfer agent fees.......       181,204
  Other....................................        61,372
                                             ------------
    Total expenses.........................     2,195,837
                                             ------------
    Net investment income..................  $    881,759
                                             ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.......  $127,818,941
  Net decrease in unrealized appreciation
    on investments.........................   (74,881,941)
                                             ------------
    Net gain on investments................    52,937,000
                                             ------------
    Net increase in net assets from
      operations...........................  $ 53,818,759
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              -------------   ------------
From operations:
  Net investment income.....................................  $     881,759   $  3,676,480
  Realized gain on investments..............................    127,818,941      5,493,034
  Unrealized appreciation (depreciation) on investments.....    (74,881,941)     6,996,269
                                                              -------------   ------------
      Net increase in net assets from operations............     53,818,759     16,165,783
                                                              -------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (882,082)    (3,678,591)
  Capital gains distributions...............................   (126,714,022)    (5,566,857)
  Return of capital.........................................        (48,644)             0
                                                              -------------   ------------
      Total dividends and distributions.....................   (127,644,748)    (9,245,448)
                                                              -------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................     37,074,219     24,773,079
  Received from dividends reinvested........................    127,644,748      9,245,448
  Paid for shares redeemed..................................    (58,181,642)   (32,108,106)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    106,537,325      1,910,421
                                                              -------------   ------------
         Increase in net assets.............................     32,711,336      8,830,756
Net Assets:
  Beginning of period.......................................    296,902,931    288,072,175
                                                              -------------   ------------
  End of period (a).........................................  $ 329,614,267   $296,902,931
                                                              =============   ============
(a) Includes undistributed net investment income of.........  $           0   $        323
                                                              =============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                               ----      ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $36.31     $35.44     $32.30     $28.58     $23.20
Income from investment operations:
  Net investment income.....................................    0.12       0.45       0.51       0.47       0.50
  Net realized & unrealized gain on investments.............    6.85       1.56       5.24       4.58       5.65
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    6.97       2.01       5.75       5.05       6.15
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.11)     (0.45)     (0.63)     (0.46)     (0.39)
  Distributions from net realized capital gains.............  (16.68)     (0.69)     (1.98)     (0.87)     (0.38)
  Return of capital.........................................   (0.01)      0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................  (16.80)     (1.14)     (2.61)     (1.33)     (0.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $26.48     $36.31     $35.44     $32.30     $28.58
                                                              ======     ======     ======     ======     ======
Total return................................................   19.87%      5.72%     18.17%     18.35%     27.20%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.76%      0.64%      0.67%      0.73%      0.73%
  Ratio of net investment income to average net assets......    0.31%      1.25%      1.43%      1.60%      1.90%
Portfolio turnover rate.....................................     124%        25%        19%        11%        14%
Net assets at end of period (millions)......................  $329.6     $296.9     $288.1     $232.8     $175.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (12.4%)
$1,900,000   American Honda 5.850% 02/07/00.....  $ 1,888,576
   800,000   Ford Motor Credit Corp. 5.250%
              01/04/00..........................      799,650
   800,000   Ford Motor Credit Corp. 5.260%
              01/05/00..........................      799,532
 1,601,000   General Motors Acceptance Corp.
              5.990% 01/24/00...................    1,594,873
 1,251,000   General Motors Acceptance Corp.
              5.950% 02/11/00...................    1,242,523
 1,000,000   Hertz Corp. 5.900% 01/07/00........      999,017
 1,000,000   Hertz Corp. 5.900% 01/06/00........      999,181
                                                  -----------
                                                    8,323,352
                                                  -----------
             BUSINESS SERVICES (2.6%)
 1,750,000   PHH Corp. 6.650% 01/19/00..........    1,744,181
                                                  -----------
             COMMUNICATIONS (8.2%)
 3,200,000   AT&T 5.860% 02/16/00...............    3,176,039
 2,309,000   SBC Communications (144A) 5.820%
              01/20/00..........................    2,301,907
                                                  -----------
                                                    5,477,946
                                                  -----------
             COMPUTER & RELATED (4.2%)
 1,200,000   General Dynamics (144A) 6.020%
              01/31/00..........................    1,193,980
 1,658,000   IBM Credit 5.780% 01/20/00.........    1,652,942
                                                  -----------
                                                    2,846,922
                                                  -----------
             CONSUMER PRODUCTS (0.8%)
   550,000   Johnson & Johnson (144A) 5.850%
              03/13/00..........................      543,565
                                                  -----------
             FINANCE (29.7%)
   324,000   American Express Credit 5.730%
              01/18/00..........................      323,123
   688,000   American Express Credit 5.730%
              01/19/00..........................      686,029
 1,000,000   American Express Credit 5.840%
              01/18/00..........................      997,242
   600,000   American Express Credit 5.840%
              01/19/00..........................      598,248
 2,734,000   American General Finance 5.700%
              03/01/00..........................    2,708,027
 2,196,000   Associates Corp. 5.900% 01/27/00...    2,186,643
   805,000   CIT Group 5.850% 02/04/00..........      800,552
 2,886,000   GTE Funding Inc. 6.050% 03/14/00...    2,850,594
 1,119,000   GE Capital 5.710% 02/10/00.........    1,111,901
 1,100,000   GE Capital 6.040% 01/28/00.........    1,095,017
 1,301,000   Heller Financial 6.000% 01/26/00...    1,295,579
 1,500,000   Household Finance 5.800%
              01/14/00..........................    1,496,858
 1,611,000   Household Finance 5.820%
              01/11/00..........................    1,608,396
 2,203,000   Merrill Lynch 5.930% 02/03/00......    2,191,025
                                                  -----------
                                                   19,949,234
                                                  -----------
             FOOD & RELATED (1.8%)
 1,212,000   Coca Cola 5.800% 01/13/00..........    1,209,657
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INDUSTRIAL (4.8%)
$  500,000   Cooper Industries 6.020%
              02/08/00..........................  $   496,823
 1,100,000   Flour Corp. (144A) 5.800%
              02/02/00..........................    1,094,329
 1,652,000   Flour Corp. (144A) 5.800%
              01/21/00..........................    1,646,677
                                                  -----------
                                                    3,237,829
                                                  -----------
             INSURANCE (14.2%)
 1,000,000   Aetna Services 5.700% 03/07/00.....      989,550
 1,000,000   Aetna Services 5.970% 03/07/00.....      989,055
 1,300,000   Aetna Services 6.400% 01/13/00.....    1,297,227
 2,206,000   Allstate (144A) 5.750% 02/01/00....    2,195,077
 2,788,000   Prudential Funding 5.650%
              02/14/00..........................    2,768,747
 1,328,000   Prudential Funding 5.940%
              01/10/00..........................    1,326,028
                                                  -----------
                                                    9,565,684
                                                  -----------
             MACHINERY & EQUIPMENT (4.0%)
 2,648,000   John Deere Capital 5.650%
              01/12/00..........................    2,643,429
                                                  -----------
             MEDICAL & RELATED (4.2%)
 2,831,000   Schering Plough 6.000% 02/08/00....    2,813,070
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.5%)
 3,040,000   Chevron USA 5.900% 02/29/00........    3,010,605
 2,691,000   (EI) De Nemours Dupont 5.880%
              01/25/00..........................    2,680,451
                                                  -----------
                                                    5,691,056
                                                  -----------
             RETAIL (4.7%)
 3,200,000   Sears Roebuck Acceptance 5.250%
              02/15/00..........................    3,179,000
                                                  -----------
             TOTAL SHORT-TERM NOTES (100.1%)
              (COST $67,224,925)................  $67,224,925
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT            REPURCHASE AGREEMENTS            COST
-------------------------------------------------------------
             FINANCIAL (2.2%)
$1,503,000   Firstar 1.000% 01/03/00 repurchase
              price $1,503,124 collateralized by
              GNMA certificates pool # 8375 due
              02/20/24 (Cost $1,503,000)........  $ 1,503,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (2.2%)
             (COST $1,503,000)..................  $ 1,503,000
                                                  -----------
             TOTAL HOLDINGS (102.3%)
             (COST $68,727,925) (a).............  $68,727,925
                                                  -----------
             LIABILITIES, NET OF CASH &
             RECEIVABLES (-2.3%)................   (1,569,844)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $67,158,081
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $9,434,494 or 14.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at value (note
    1) (cost $68,727,925)...................  $68,727,925
  Cash in bank..............................          341
  Receivable for fund shares sold...........      604,931
  Other.....................................        1,785
                                              -----------
    Total assets............................   69,334,982
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........    2,148,331
  Payable for investment management services
    (note 3)................................       13,676
  Other accrued expenses....................       14,868
  Dividends payable.........................           26
                                              -----------
    Total liabilities.......................    2,176,901
                                              -----------
Net assets at market value..................  $67,158,081
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,715,830
  Paid-in capital in excess of par value....   60,442,251
                                              -----------
Net assets at market value..................  $67,158,081
                                              ===========
Shares outstanding (note 4).................    6,715,830
Net asset value per share...................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 2,765,741
                                              -----------
Expenses:
  Management fees (note 3)..................      156,749
  Custodian fees (note 3)...................        8,665
  Directors' fees (note 3)..................        1,300
  Professional fees.........................        4,796
  Accounting and transfer agent fees........       32,954
  Other.....................................        8,826
                                              -----------
    Total expenses..........................      213,290
    Less fees waived (note 3)...............      (26,125)
                                              -----------
      Net expenses..........................      187,165
                                              -----------
    Net investment income...................  $ 2,578,576
                                              -----------
    Net increase in net assets from
      operations............................  $ 2,578,576
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              -------------   ------------
From operations:
      Net investment income from operations.................  $   2,578,576   $  1,645,134
                                                              -------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (2,578,576)    (1,645,134)
                                                              -------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    223,206,883     61,020,166
  Received from dividends reinvested........................      2,578,576      1,645,134
  Paid for shares redeemed..................................   (203,029,030)   (47,405,261)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     22,756,429     15,260,039
                                                              -------------   ------------
         Increase in net assets.............................     22,756,429     15,260,039
Net Assets:
  Beginning of period.......................................     44,401,652     29,141,613
                                                              -------------   ------------
  End of period.............................................  $  67,158,081   $ 44,401,652
                                                              =============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.49       0.52       0.52       0.50       0.54
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.49)     (0.52)     (0.52)     (0.50)     (0.54)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    5.02%      5.39%      5.37%      5.17%      5.62%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    0.36%      0.36%      0.38%      0.44%      0.44%
  Ratio of net investment income to average net assets......    4.90%      5.26%      5.11%      4.98%      5.39%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.41%      0.41%      0.43%      0.49%      0.55%
Net assets at end of period (millions)......................  $ 67.2     $ 44.4     $ 29.1     $ 25.6     $ 15.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     0.58%
Three-year                                   4.96%
Five-year                                    7.35%
Ten-year                                     7.11%
Since inception (11/2/82)                    8.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Bond portfolio returned .58% in 1999 versus .39 for the Lehman Brothers Government/Corporate Bond Index. The year was the most difficult in a long time for the fixed income investors and the great majority of fixed income funds provided investors with negative returns. We are pleased with the relative performance of our fund versus that of competitors as our returns were in the top 10%-15% by most comparisons.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                                                 LEHMAN BROS. GOVT./CORP. INDEX -
                                                                       BOND PORTFOLIO                      INTERMEDIATE
                                                                       --------------            --------------------------------
                                                                          10000.00                           10000.00
'87'                                                                      10599.00                           10896.10
                                                                          10954.10                           11376.70
'88'                                                                      11313.40                           11634.90
                                                                          11962.80                           12540.10
'89'                                                                      12525.00                           13119.50
                                                                          12914.50                           13520.90
'90'                                                                      13503.40                           14322.70
                                                                          14104.30                           14944.30
'91'                                                                      15253.90                           16416.30
                                                                          15777.00                           16910.50
'92'                                                                      16403.40                           17593.60
                                                                          17673.00                           18675.60
'93'                                                                      18157.30                           19127.60
                                                                          17343.80                           18622.60
'94'                                                                      17460.00                           18754.80
                                                                          19541.30                           20553.40
'95'                                                                      20760.60                           21624.30
                                                                          20463.80                           21578.90
'96'                                                                      21529.90                           22500.30
                                                                          22266.20                           23137.00
'97'                                                                      23528.70                           24270.70
                                                                          24189.90                           25103.20
'98'                                                                      24755.90                           26305.70
                                                                          24676.70                           26153.10
'99'                                                                      24898.80                           26406.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Franchise Finance Corp. of
     Amer. 8.25% 10/30/2003                 3.82
 2.  Anixter 8.00% 09/15/03                 3.76
 3.  US Industries, Inc. 144A 7.125%
     04/15/2005                             3.75
 4.  Dial Corp. 6.5% 9/15/2008              3.54
 5.  Thermo Electron Corporation
     4.25% 1/1/2003                         3.38
 6.  Abitibi-Consolidated Inc. 7.40%
     4/1/18                                 3.38
 7.  Colonial Realty 8.05% 07/15/06         3.32
 8.  Delta Airlines 144A 7.70%
     12/15/2005                             2.65
 9.  Texas Utilities 7.48% 0/01/17          2.59
10.  Watson Pharmaceuticals, Inc.
     7.125% 5/15/08                         2.51

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Electrical Equipment                   8.96
 2.  Oil, Energy, and Natural Gas           8.54
 3.  Utilities                              7.78
 4.  Industrial Services                    7.09
 5.  Real Estate and Leasing                6.83

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AIR COURIER (1.6%)
$  450,578   Federal Express Inc. 7.020%
              01/15/16..........................  $   404,711
                                                  -----------
             AUTOMOTIVE & RELATED (0.4%)
   100,000   Arvin Industries 10.000%
              08/01/00..........................      101,398
                                                  -----------
             BUILDING & CONSTRUCTION (1.8%)
   500,000   Owens Corning 7.500% 05/01/05......      475,326
                                                  -----------
             BUSINESS SERVICES (1.9%)
   500,000   Cendant Corp. 7.750% 12/01/03......      499,678
                                                  -----------
             CHEMICALS (2.4%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      613,282
                                                  -----------
             COMMUNICATIONS (1.8%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      207,017
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      257,954
                                                  -----------
                                                      464,971
                                                  -----------
             COMPUTER & RELATED (1.1%)
   300,000   Apple Computer Inc. 6.500%
              02/15/04..........................      279,375
                                                  -----------
             CONSUMER GOODS (3.5%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........      920,390
                                                  -----------
             ELECTRICAL EQUIPMENT (9.0%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......      977,991
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      489,767
   500,000   Pioneer 8.500% 08/01/06............      459,868
   400,000   Tektronix Inc. 7.500% 08/01/03.....      401,573
                                                  -----------
                                                    2,329,199
                                                  -----------
             ENTERTAINMENT & LEISURE (2.3%)
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      607,568
                                                  -----------
             FOOD & RELATED (1.7%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      436,250
                                                  -----------
             FINANCIAL SERVICES (5.7%)
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................      991,976
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      487,583
                                                  -----------
                                                    1,479,559
                                                  -----------
             FOREIGN GOVERNMENT (1.8%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      200,806
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      265,648
                                                  -----------
                                                      466,454
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (5.5%)
$1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................  $   877,531
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      310,138
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      252,559
                                                  -----------
                                                    1,440,228
                                                  -----------
             HOTEL/LODGING (2.3%)
   700,000   ITT Destinations 6.750% 11/15/05...      601,010
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.6%)
   140,000   Armstrong World 9.750% 04/15/08....      156,323
                                                  -----------
             INDUSTRIAL SERVICES (7.1%)
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      361,000
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      507,945
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      973,733
                                                  -----------
                                                    1,842,678
                                                  -----------
             INSURANCE (2.5%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      245,400
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      397,802
                                                  -----------
                                                      643,202
                                                  -----------
             MACHINERY (3.4%)
 1,000,000   Thermo Electron (144A) 4.250%
              01/01/03..........................      879,420
                                                  -----------
             METALS & MINING (1.7%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      447,589
                                                  -----------
             MEDICAL & RELATED (4.6%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      240,605
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      289,767
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      652,181
                                                  -----------
                                                    1,182,553
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.5%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      215,355
   100,000   DeKalb Energy 9.875% 07/15/00......      101,457
   400,000   Dresser Industries, Inc. 6.250%
              06/01/00..........................      400,470
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      500,845
   125,000   Marathon Oil 7.000% 06/01/02.......      123,943
   400,000   PDV America Inc. 7.875% 08/01/03...      376,911
   500,000   System Energy 7.800% 08/01/00......      500,783
                                                  -----------
                                                    2,219,764
                                                  -----------
             REAL ESTATE & LEASING (6.8%)
   300,000   Avalon Properties Inc. 7.375%
              09/15/02..........................      296,798
   900,000   Colonial Realty 8.050% 07/15/06....      861,791
   500,000   Security Capital US Realty 2.500%
              05/22/03..........................      368,750
   250,000   Sun Communities 7.625% 05/01/03....      246,363
                                                  -----------
                                                    1,773,702
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (6.5%)
$  250,000   American President Cos. Ltd. 7.125%
              11/15/03..........................  $   174,763
   700,000   Delta Air Lines 7.700% 12/15/05....      689,240
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      346,242
   481,406   Northwest Airlines 8.070%
              01/02/15..........................      467,954
                                                  -----------
                                                    1,678,199
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/05/05.......  $   471,227
                                                  -----------
             UTILITIES (6.6%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      199,687
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      242,982
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      203,843
   200,000   Sprint Corp. 8.125% 07/15/02.......      204,279
   700,000   Texas Utilities 7.480% 01/01/17....      673,123
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      200,391
                                                  -----------
                                                    1,724,305
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (92.9%) (COST $25,104,240)........  $24,138,361
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             UTILITIES (1.2%)
    12,000   GTE Delaware, 8.750%, Series B.....  $   297,000
                                                  -----------
             TOTAL PREFERRED STOCKS (1.2%) (COST
              $300,000).........................  $   297,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (4.1%)
$1,072,000   American Express Credit 1.000%
              01/03/00..........................  $ 1,071,940
                                                  -----------
             TOTAL SHORT-TERM NOTES (4.1%) (COST
              $1,071,940).......................  $ 1,071,940
                                                  -----------
             TOTAL HOLDINGS (98.2%) (COST
              $26,476,180) (a)..................  $25,507,301
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.8%)................      476,367
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $25,983,668
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,853,153 or 7.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $26,476,180).............  $25,507,301
  Cash in bank..............................          701
  Receivable for fund shares sold...........       36,759
  Dividends and accrued interest
    receivable..............................      524,084
  Other.....................................        1,360
                                              -----------
    Total assets............................   26,070,205
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       57,164
  Payable for investment management services
    (note 3)................................       13,329
  Other accrued expenses....................       16,044
                                              -----------
    Total liabilities.......................       86,537
                                              -----------
Net assets at market value..................  $25,983,668
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,614,946
  Paid-in capital in excess of par value....   24,624,973
  Accumulated net realized loss on
    investments (note 1)....................     (305,798)
  Net unrealized depreciation on investments
    (note 1)................................     (968,879)
  Undistributed net investment income.......       18,426
                                              -----------
Net assets at market value..................  $25,983,668
                                              ===========
Shares outstanding (note 4).................    2,614,946
Net asset value per share...................  $      9.94
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $1,937,988
  Dividends..................................      26,250
                                               ----------
    Total investment income..................   1,964,238
                                               ----------
Expenses:
  Management fees (note 3)...................     160,182
  Custodian fees (note 3)....................       5,108
  Directors' fees (note 3)...................       1,050
  Professional fees..........................       4,795
  Accounting and transfer agent fees.........      26,474
  Other......................................       7,309
                                               ----------
    Total expenses...........................     204,918
                                               ----------
    Net investment income....................  $1,759,320
                                               ----------
Realized and unrealized loss on investments:
  Net realized loss from investments.........  $  (31,297)
  Net increase in unrealized depreciation on
    investments..............................  (1,582,737)
                                               ----------
    Net loss on investments..................  (1,614,034)
                                               ----------
    Net increase in net assets from
      operations.............................  $  145,286
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $ 1,759,320   $ 1,603,360
  Realized loss on investments..............................      (31,297)     (230,373)
  Unrealized depreciation on investments....................   (1,582,737)     (124,666)
                                                              -----------   -----------
      Net increase in net assets from operations............      145,286     1,248,321
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,743,554)   (1,604,016)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,505,101    10,579,517
  Received from dividends reinvested........................    1,743,554     1,604,016
  Paid for shares redeemed..................................   (8,047,905)   (5,213,682)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (799,250)    6,969,851
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (2,397,518)    6,614,156
Net Assets:
  Beginning of period.......................................   28,381,186    21,767,030
                                                              -----------   -----------
  End of period (a).........................................  $25,983,668   $28,381,186
                                                              ===========   ===========
(a) Includes undistributed net investment income of.........  $    18,426   $     2,660
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.56     $10.68     $10.62     $10.93     $ 9.70
Income (loss) from investment operations:
  Net investment income.....................................    0.68       0.67       0.71       0.69       0.70
  Net realized and unrealized gain (loss) on investments....   (0.62)     (0.12)      0.23      (0.32)      1.08
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.06       0.55       0.94       0.37       1.78
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.68)     (0.67)     (0.88)     (0.68)     (0.55)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.94     $10.56     $10.68     $10.62     $10.93
                                                              ======     ======     ======     ======     ======
Total return................................................    0.58%      5.22%      9.28%      3.71%     18.90%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.77%      0.72%      0.78%      0.79%      0.75%
  Ratio of net investment income to average net assets......    6.57%      6.21%      6.67%      6.54%      6.76%
Portfolio turnover rate.....................................       8%        12%        10%         3%         4%
Net assets at end of period (millions)......................  $ 26.0     $ 28.4     $ 21.8     $ 20.8     $ 18.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     11.36%
Three-year                                   11.21%
Five-year                                    14.30%
Ten-year                                     11.09%
Since inception (9/10/84)                    11.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Omni fund achieved double digit returns in 1999, finishing the year up 11.36%. Approximately half that return occurred during December 1999, when Omni's value increased by 5.87%. With the recent change in fund managers, I feel it is important to discuss the goals and strategies for the Omni fund.

Omni will be invested in approximately 80% equities and 20% fixed income (bonds and commercial paper). The equities will be invested primarily in mid to large market capital companies. Equities will be diversified into about 5 industries/classifications the manager has identified as growth industries: financials; computer related; communications related; drug/healthcare related; and a final category for all "other."

Interest rate risk and credit risk are being reduced in the 20% fixed income portion of Omni; longer maturity bonds and weaker credits are being eliminated from the fund. The goal of the fixed income portion of the Omni is to bring a source of steady income to the fund, and to reduce the volatility of the fund (i.e. the 20% of fixed income related holdings will retain a steady value, while stock prices fluctuate), thereby reducing the risk of the fund.

The 20% fixed income related holdings will fluctuate, depending upon the manager's perception of buying opportunities in equities (may reduce fixed income to approximately 15% or less of the fund) and selling opportunities in equities (may increase fixed income to 25% or more). Material changes in the percent of fixed income held are expected to be infrequent.

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stock, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation. We look forward to making money for you in the Omni Fund, during the year 2000.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                       OMNI PORTFOLIO                       S&P INDEX
                                                                       --------------                       ---------
                                                                         10000.00                            10000.00
'87'                                                                      9698.97                            10318.30
                                                                         10796.90                            11645.20
'88'                                                                     11157.50                            12052.80
                                                                         12261.00                            14034.30
'89'                                                                     12882.60                            15847.50
                                                                         13307.70                            16335.60
'90'                                                                     13128.10                            15345.70
                                                                         14011.60                            17543.20
'91'                                                                     15510.90                            20032.60
                                                                         15735.80                            19904.30
'92'                                                                     16845.10                            21568.30
                                                                         17990.60                            22608.00
'93'                                                                     19010.70                            23722.50
                                                                         18413.70                            22911.20
'94'                                                                     18909.10                            24033.90
                                                                         21456.10                            28876.70
'95'                                                                     23213.40                            33029.10
                                                                         24875.50                            36398.10
'96'                                                                     26820.70                            40653.10
                                                                         29728.10                            48986.90
'97'                                                                     31687.20                            54169.80
                                                                         34165.10                            63763.20
'98'                                                                     33123.10                            69648.60
                                                                         35113.70                            78271.10
'99'                                                                     36883.50                            84305.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Cisco Systems Inc.                      7.33
 2.  Texas Instruments                       3.24
 3.  Sun Microsystems Inc.                   3.06
 4.  Nasdaq 100 Shares                       2.99
 5.  S & P 500 Depository                    2.49
 6.  Microsoft Corp.                         2.46
 7.  EMC Corporation                         2.30
 8.  General Electric Company                2.28
 9.  American International Group            2.28
10.  Intel Corp                              1.91

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer and Related                   27.70
 2.  Telecommunications & Cellular           6.70
 3.  Oil, Energy, and Natural Gas            5.79
 4.  Banking                                 5.70
 5.  Electrical Equipment                    4.92

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (2.5%)
    44,200   Globalstar Telecommunications.....  $  1,944,800
    49,000   Honeywell Intl Inc................     2,826,687
                                                 ------------
                                                    4,771,487
                                                 ------------
             AUTOMOTIVE & RELATED (2.5%)
    21,000   Eaton Corp. ......................     1,525,125
    58,777   Ford Motor Co. ...................     3,140,896
                                                 ------------
                                                    4,666,021
                                                 ------------
             BANKING (3.6%)
    45,050   Bank of America Corp. ............     2,260,947
    33,200   Chase Manhattan Corp. ............     2,579,225
    76,320   Firstar Corp. (b) ................     1,612,260
    52,500   Sovereign Bancorp Inc. ...........       391,289
                                                 ------------
                                                    6,843,721
                                                 ------------
             BROADCAST RADIO & TV (0.8%)
    40,000   Infinity Broadcasting.............     1,447,500
                                                 ------------
             BUSINESS SERVICES (3.7%)
    30,000   Hewlett-Packard Co. ..............     3,418,125
    54,500   Manpower Inc. ....................     2,050,562
    67,000   Reynolds & Reynolds...............     1,507,500
                                                 ------------
                                                    6,976,187
                                                 ------------
             CHEMICALS (0.7%)
    40,000   Monsanto Co. .....................     1,425,000
                                                 ------------
             COMMUNICATIONS (5.7%)
    36,000   *ADC Telecommunications Inc. .....     2,612,250
    20,000   *Associated Group Inc. CL B.......     1,840,000
    39,000   Bell Atlantic Corp. ..............     2,400,938
    64,875   *MCI Worldcom Inc. ...............     3,442,430
    16,000   *Williams Communication Group
              Inc. ............................       463,000
                                                 ------------
                                                   10,758,618
                                                 ------------
             COMPUTER & RELATED (21.4%)
   130,000   *Cisco Systems Inc. ..............    13,926,250
    39,300   *Dell Computer Corp. .............     2,004,300
    40,000   *EMC Corp. .......................     4,370,000
    44,000   Intel Corp. ......................     3,621,750
    25,000   Intl Business Machines Corp. .....     2,700,000
    46,000   *NCR Corp.........................     1,742,250
    75,000   *Sun Microsystems Inc. ...........     5,807,813
    67,000   Texas Instruments Inc. ...........     6,490,625
                                                 ------------
                                                   40,662,988
                                                 ------------
             COMPUTER SOFTWARE (4.3%)
    51,000   Computer Associates...............     3,566,813
    40,000   *Microsoft Corp. .................     4,670,000
                                                 ------------
                                                    8,236,813
                                                 ------------
             COMPUTER SERVICES (1.0%)
    58,092   *Unisys Corp. ....................     1,855,320
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             DRUGS (4.8%)
    56,000   Abbott Laboratories...............  $  2,033,500
    90,000   *Catalytica Inc. .................     1,220,625
    30,000   Lilly (Eli) & Co. ................     1,995,000
    30,000   Merck & Co. Inc. .................     2,011,875
    53,000   *Watson Pharmaceutical............     1,898,063
                                                 ------------
                                                    9,159,063
                                                 ------------
             ELECTRICAL EQUIPMENT (5.6%)
    47,000   *American Power Conversion
              Corp. ...........................     1,239,625
    33,333   *Analog Devices Inc. .............     3,099,969
    30,000   CBS Corp. ........................     1,918,125
    28,000   General Electric Co. .............     4,333,000
                                                 ------------
                                                   10,590,719
                                                 ------------
             FINANCIAL SERVICES (2.5%)
    60,810   Associates First Capital CL A.....     1,668,474
    50,000   MGIC Investment Corp. ............     3,009,375
                                                 ------------
                                                    4,677,849
                                                 ------------
             HOUSING & RELATED (0.6%)
   139,781   Clayton Homes Inc. ...............     1,284,238
                                                 ------------
             INSURANCE SERVICES (3.2%)
    50,000   AXA Financial Inc. ...............     1,693,750
    39,999   American Intl Group...............     4,324,892
                                                 ------------
                                                    6,018,642
                                                 ------------
             MEDICAL & RELATED (0.9%)
    26,500   Baxter International..............     1,664,531
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.2%)
    53,630   Schlumberger Ltd. ................     3,016,688
    86,000   *Tesoro Petroleum.................       994,375
    10,404   Transocean Sedco Forex Inc. ......       350,492
   235,000   USEC Inc. ........................     1,645,000
                                                 ------------
                                                    6,006,555
                                                 ------------
             PROTECTION/SAFETY (1.1%)
    52,000   Tyco Intl. Ltd. ..................     2,021,500
                                                 ------------
             REAL ESTATE & LEASING (0.6%)
    48,000   Commercial Net Lease Realty.......       477,000
    50,000   JDN Realty Corp. .................       806,250
                                                 ------------
                                                    1,283,250
                                                 ------------
             RETAIL (0.8%)
    20,400   Dayton Hudson Corp. ..............     1,498,125
                                                 ------------
             TEXTILES (0.3%)
    58,000   Warnaco Group CL A................       714,125
                                                 ------------
             TRANSPORTATION & EQUIPMENT (1.2%)
    24,000   CNF Transfer Inc. ................       828,000
    22,000   United Parcel Services CL B.......     1,518,000
                                                 ------------
                                                    2,346,000
                                                 ------------
             TOTAL COMMON STOCKS (71.0%) (COST
              $70,162,595).....................  $134,908,252
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    31,100   NASDAQ 100 Shares.................  $  5,683,525
    32,250   S&P 500 Depository Receipt........     4,736,719
                                                 ------------
             TOTAL DEPOSITORY UNITS (5.5%)
              (COST $9,833,849)................  $ 10,420,244
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             BANKING (1.5%)
    46,000   Flagstar Bancorp Inc. ............  $    862,500
    30,000   National Australia Bank Conv. ....       828,750
    25,000   *Sovereign Bancorp Conv. .........     1,259,375
                                                 ------------
                                                    2,950,625
                                                 ------------
             FINANCIAL SERVICES (0.3%)
    30,000   Provident Capital TR II 8.750%....       600,000
                                                 ------------
             FOOD & RELATED (0.3%)
    20,000   Conagra Capital 9.350% Series C...       490,000
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.4%)
    41,000   Consumer Energy II................       845,625
                                                 ------------
             UTILITIES (0.3%)
    20,000   GTE Delaware 8.750% Series B......       495,000
                                                 ------------
             TOTAL PREFERRED STOCKS (2.8%)
              (COST $5,963,837)................  $  5,381,250
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.1%)
$2,005,000   U.S. Treasury Note 7.750%
              02/15/01.........................  $  2,040,088
                                                 ------------
             AEROSPACE (0.2%)
   500,000   AAR Corp. 7.250% 10/15/03.........       489,842
                                                 ------------
             BANKING (0.5%)
 1,000,000   Green Tree Financial CL A 8.700%
              06/15/25.........................     1,043,056
                                                 ------------
             CHEMICALS (0.8%)
 1,750,000   Geon Company 7.500% 12/15/98......     1,531,023
                                                 ------------
             COMMUNICATIONS (1.0%)
 1,600,000   Comcast Cable Communications
              8.375% 05/01/07..................     1,656,136
   300,000   Sprint 8.125% 07/15/02............       306,418
                                                 ------------
                                                    1,962,554
                                                 ------------
             COMPUTERS & RELATED (0.3%)
   700,000   Apple Computer Inc. 6.500%
              02/15/04.........................       651,875
                                                 ------------
             CONSUMER PRODUCTS (1.0%)
 1,400,000   Owens Corning 7.500% 05/01/05.....     1,330,911
   500,000   Playtex Family Products 9.000%
              12/15/03.........................       497,500
                                                 ------------
                                                    1,828,411
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.9%)
$1,000,000   Fertinitro Finance Inc. 8.290%
              04/01/20.........................  $    572,597
   500,000   Litchfield Financial Corp. 9.250%
              12/01/03 Ser. B..................       522,950
   500,000   RBF Finance 11.000% 03/15/06......       535,000
                                                 ------------
                                                    1,630,547
                                                 ------------
             FOOD & RELATED (0.4%)
   740,000   Marsh Supermarkets Inc. 8.875%
              04/01/07.........................       684,500
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.8%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02.........................       723,656
   500,000   Champion International 9.875%
              06/01/00.........................       506,433
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02.........................       252,559
                                                 ------------
                                                    1,482,648
                                                 ------------
             HOUSING, FURNITURE & RELATED (0.7%)
   250,000   Armstrong World 9.750% 04/15/08...       279,149
 2,000,000   Oakwood Homes Corp. 8.125%
              03/10/09.........................     1,030,000
                                                 ------------
                                                    1,309,149
                                                 ------------
             INSURANCE (0.6%)
   500,000   Continental Corp. 7.250%
              03/01/03.........................       490,801
   600,000   Transamerica Finance Corp. 7.500%
              03/15/04.........................       596,704
                                                 ------------
                                                    1,087,505
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 9.125%
              01/15/04.........................       432,500
                                                 ------------
             MEDICAL & RELATED (0.8%)
   500,000   Bergen Brunswig 7.375% 01/15/03...       481,209
 1,000,000   Tenet Healthcare Corp. 8.625%
              01/15/07.........................       970,000
                                                 ------------
                                                    1,451,209
                                                 ------------
             METALS & MINING (0.2%)
   500,000   Cyprus Minerals 6.625% 10/15/05...       447,589
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.1%)
   400,000   Dekalb Energy 9.875% 07/15/00.....       405,828
   350,000   Dresser Industries, Inc. 6.250%
              06/01/00.........................       350,411
   375,000   Marathon Oil 7.000% 06/01/02......       371,830
   500,000   Petroleos Mexicanos Global 8.850%
              09/15/04.........................       480,000
   600,000   PVD America, Inc. 7.875%
              08/01/03.........................       565,367
 1,500,000   R & B Falcon Corp. Series B 6.750%
              04/15/05.........................     1,353,750
   500,000   United Refining Company 10.750%
              06/15/07.........................       317,500
 2,500,000   Windsor Petroleum Transport Corp.
              7.840% 01/15/21..................     1,975,000
                                                 ------------
                                                    5,819,686
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (0.4%)
$  500,000   American President Cos., Ltd.
              7.125% 11/15/03..................  $    349,526
   400,000   Illinois Central Gulf Railroad
              6.750% 05/15/03..................       395,705
                                                 ------------
                                                      745,231
                                                 ------------
             RESTAURANTS (1.0%)
 1,900,000   Tricon Global Restaurants 7.450%
              05/15/05.........................     1,828,801
                                                 ------------
             UTILITIES (1.9%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02..................       399,373
   700,000   ESI Tractebel 7.990% 12/30/11.....       626,286
 1,000,000   Great Lakes Power 9.000%
              08/01/04.........................     1,021,619
   700,000   Niagra Mohawk Power Corp. 7.750%
              10/01/08.........................       700,749
   400,000   Old Dominion Electric Co. 8.760%
              12/01/22.........................       407,686
   500,000   Texas New Mexico Power Co. 9.250%
              09/15/00.........................       506,105
                                                 ------------
                                                    3,661,818
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (15.9%) (COST $32,904,353).......  $ 30,128,032
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (3.8%)
$3,777,000   American Express Credit Corp.
              1.000% 01/03/00..................  $  3,776,790
 1,200,000   General Motors Acceptance Corp.
              6.600% 01/07/00..................     1,198,680
 1,200,000   General Motors Acceptance Corp.
              6.610% 01/12/00..................     1,197,576
 1,200,000   Household Finance 6.450%
              01/04/00.........................       999,463
                                                 ------------
                                                    7,172,509
                                                 ------------
             INSURANCE SERVICES (1.2%)
 1,019,000   Prudential Funding 6.330%
              01/10/00.........................     1,017,387
 1,346,000   Prudential Funding 6.460%
              01/11/00.........................     1,343,584
                                                 ------------
                                                    2,360,971
                                                 ------------
             TOTAL SHORT-TERM NOTES (5.0%)
              (COST $9,533,481)................  $  9,533,480
                                                 ------------
             TOTAL HOLDINGS (100.2%) (COST
              $128,398,115)(a).................  $190,371,258
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%)..............      (322,208)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $190,049,050
                                                 ============

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

(b) Security of an affiliate of the fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $125,662,216)...........  $187,896,498
  Investment in an affiliate at market
    value (cost $2,735,899)................     2,474,760
  Cash in bank.............................           964
  Receivable for securities sold...........     3,370,875
  Receivable for fund shares sold..........       114,466
  Dividends and accrued interest
    receivable.............................       720,623
  Other....................................        10,775
                                             ------------
    Total assets...........................   194,588,961
                                             ------------
Liabilities:
  Payable for securities purchased.........     4,021,906
  Payable for fund shares redeemed.........       349,876
  Payable for investment management
    services (note 3)......................        86,430
  Other accrued expenses...................        81,699
                                             ------------
    Total liabilities......................     4,539,911
                                             ------------
Net assets at market value.................  $190,049,050
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,429,643
  Paid-in capital in excess of par value...   119,306,542
  Accumulated net realized gain on
    investments (note 1)...................       249,611
  Net unrealized appreciation on
    investments
    (note 1)...............................    61,973,143
  Undistributed net investment income......        90,111
                                             ------------
Net assets at market value.................  $190,049,050
                                             ============
Shares outstanding (note 4)................     8,429,643
Net asset value per share..................  $      22.55
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 3,662,974
  Dividends.................................    1,999,076
                                              -----------
    Total investment income.................    5,662,050
                                              -----------
Expenses:
  Management fees (note 3)..................    1,070,139
  Custodian fees (note 3)...................       40,400
  Directors' fees (note 3)..................        6,292
  Professional fees.........................       28,751
  Accounting and transfer agent fees........      138,128
  Other.....................................       44,139
                                              -----------
    Total expenses..........................    1,327,849
                                              -----------
    Net investment income...................  $ 4,334,201
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 7,456,237
  Net increase in unrealized appreciation on
    investments.............................    8,982,511
                                              -----------
    Net gain on investments.................   16,438,748
                                              -----------
    Net increase in net assets from
      operations............................  $20,772,949
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  4,334,201    $  5,640,411
  Realized gain (loss) on investments.......................     7,456,237        (681,856)
  Unrealized appreciation on investments....................     8,982,511       3,546,023
                                                              ------------    ------------
      Net increase in net assets from operations............    20,772,949       8,504,578
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (4,249,788)     (5,642,402)
  Capital gains distributions...............................    (6,524,769)        (33,599)
                                                              ------------    ------------
         Total dividends and distributions..................   (10,774,557)     (5,676,001)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................     7,966,478      30,642,850
  Received from dividends reinvested........................    10,774,557       5,676,001
  Paid for shares redeemed..................................   (53,110,394)    (18,442,457)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (34,369,359)     17,876,394
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (24,370,967)     20,704,971
Net Assets:
  Beginning of period.......................................   214,420,017     193,715,046
                                                              ------------    ------------
  End of period (a).........................................  $190,049,050    $214,420,017
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $     90,111    $      5,698
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $21.44     $21.06     $19.40     $17.60     $14.76
Income from investment operations:
  Net investment income.....................................    0.48       0.58       0.56       0.53       0.58
  Net realized & unrealized gain on investments.............    1.91       0.38       2.87       2.10       2.72
                                                              ------     ------     ------     ------     ------
         Total income from investment operations............    2.39       0.96       3.43       2.63       3.30
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.48)     (0.58)     (0.69)     (0.52)     (0.46)
  Distributions from net realized capital gains.............   (0.80)      0.00      (1.08)     (0.31)      0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (1.28)     (0.58)     (1.77)     (0.83)     (0.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $22.55     $21.44     $21.06     $19.40     $17.60
                                                              ======     ======     ======     ======     ======
Total return................................................   11.36%      4.53%     18.15%     15.54%     22.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.67%      0.65%      0.71%      0.76%      0.75%
  Ratio of net investment income to average net assets......    2.18%      2.71%      2.69%      2.89%      3.56%
Portfolio turnover rate.....................................      41%        18%        18%        12%        10%
Net assets at end of period (millions)......................  $190.0     $214.4     $193.7     $145.5     $109.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                     67.40%
Three-year                                   21.10%
Five-year                                    17.91%
Since inception (5/3/93)                     18.39%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Markets in Asia and Europe rallied, led primarily by technology, media and telecommunication stocks. Specifically in Asia, the technology rally finally rolled into such bourses as Hong Kong, Korea and Singapore in the second half as investors assessed the significant valuation discrepancy relative to the United States. The year-to-date performance ending December 31, 1999 for the Ohio National International Portfolio stood at 67.40%. This can be compared with 25.27% for the Morgan Stanley International Europe, Australia, and Far East Index. Our investment discipline is driven by security selection where we are looking for well-positioned companies with strong bottom line growth that are trading at reasonable valuations. The fund's strong relative outperformance can be attributable to being overweight technology, media and telecommunication names throughout the international equity markets. Moreover, the fund continued to benefit from remaining overweight Japan, as the economy continued to improve. Finally, some of our top holdings included, Softbank, a leading Japanese-based software and media company; JDS Uniphase, a leading provider of components for telecommunication equipment; and ASM Lithography, a leading maker of semi-conductor production equipment.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 3, 1993)                      INDEX
                                                            ----------------------------------   --------------------------------
                                                                         10000.00                            10000.00
                                                                          9936.00                            10052.00
'94'                                                                     13504.30                            11698.70
                                                                         14287.50                            12021.40
'95'                                                                     15139.10                            13049.20
                                                                         16812.00                            13658.60
'96'                                                                     17331.40                            13879.90
                                                                         19366.20                            15456.70
'97'                                                                     17696.80                            14040.80
                                                                         19367.40                            16298.60
'98'                                                                     18383.50                            16741.90
                                                                         18188.60                            17406.60
'99'                                                                     30773.30                            21256.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 INTERNATIONAL HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Sony Corp.                            2.564
 2.  Furukawa Electric Co                  2.055
 3.  Descartes Systems Group, Inc.         2.051
 4.  Intershop Communications AG           2.043
 5.  Telesystem International
     Wireless, Inc.                        1.779
 6.  ARM Holdings plc, ADR                 1.668
 7.  Tf1 Television Francaise              1.619
 8.  ASM Lithography Holding NV, ADR       1.503
 9.  Murata Manufacturing Co. Ltd.         1.490
10.  Sharp Corp.                           1.461

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Electronic Components,
     Instruments                            17.01
 2.  Business & Public Services             12.52
 3.  Telecommunications                     12.00
 4.  Electrical & Electronics               10.44
 5.  Broadcasting & Publishing               6.26

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              JAPAN (33.4%)
      6,000   Alpha Systems Inc. (9)...........  $  1,261,490
     27,000   Bandai Co. Ltd. (13).............       858,107
     23,000   Canon Inc. (2)...................       913,163
     28,100   Capcom Co. Ltd. (9)..............     1,497,604
      8,200   Csk Corp. (28)...................     1,331,117
    127,000   Daiwa Securities Co. Ltd. (14)...     1,985,850
     36,000   Daiwabo Info. System Co. Ltd.
               (9).............................       807,941
     54,000   Fujitec Co. (20).................       541,267
     26,000   Fujitsu Ltd. (9).................     1,184,823
    235,000   Furukawa Electric Co. (11).......     3,561,999
     23,000   Hosiden Corp. (11)...............     1,475,455
      2,000   *InterQ Inc. (28)................     1,153,921
     42,000   Japan Airport Terminal (32)......       390,182
         30   Japan Telecom Co. Ltd. (29)......     1,202,816
      6,200   Kokusai Den (KDD) (29)...........       858,518
     10,000   *Komatsu Electronic Metals Co.
               Ltd. (11).......................        80,188
      5,500   Kyocera Corp. (11)...............     1,425,288
    236,000   Marubeni Corp. (34)..............       990,065
      1,500   Matsushita Communication (11)....       396,049
     17,000   Megachips Corp. (11).............     1,087,229
         15   Mobilephone Telecommunications
               International Ltd. (29).........     1,496,186
     11,000   Murata Manufacturing Co. Ltd.
               (11)............................     2,581,655
     58,000   NEC Corp. (11)...................     1,381,087
     97,000   *New Japan Securities Co. (14)...       241,883
    188,000   Nikko Securities Co. Ltd. (14)...     2,377,117
     74,000   Nikon Corp. (11).................     2,170,937
      6,000   Nintendo Corp. Ltd. (13).........       996,284
     13,000   Nippon Broadcasting System
               (22)............................     1,131,430
      1,300   Nippon Television Network (22)...     1,525,523
         38   NTT Mobile Communication Network
               Inc. (29).......................     1,460,395
      2,000   Obic Co. Ltd. (9)................     1,415,998
     13,200   Paris Miki Inc. (35).............       947,467
     45,300   Sega Enterprises (13)............     1,439,713
     99,000   Sharp Corp. (2)..................     2,531,635
      2,100   Softbank Corp. (28)..............     2,008,410
     15,000   Sony Corp. (3)...................     4,444,553
        570   Sotoh Co. Ltd. (31)..............         2,659
     50,000   Suruga Bank Ltd. (4).............       696,753
     33,000   Taiyo Yuden Co. (11).............     1,955,603
    170,000   Toho Bank Ltd. (4)...............       783,004
    103,000   Toyo Trust & Banking (4).........       423,039
    447,000   Wako Securities Co. Ltd. (14)....     1,184,598
      9,000   Yamada Denki (27)................       976,922
     27,000   Yokowo Co. Ltd. (11).............       673,284
                                                 ------------
                                                   57,849,207
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              CANADA (8.6%)
     31,200   *Canfor Corp. (16)...............  $    364,900
     17,800   *CGI Group Inc. CL A (28)........       760,658
     36,800   *Cyberplex Inc. (28).............       464,775
    162,300   *Descartes Systems Group Inc.
               (28)............................     3,566,107
     54,600   *Intl. Forest Products Ltd. CL A
               (16)............................       149,253
     12,152   *JDS Uniphase Corp. (29).........     1,960,270
    119,000   *Mosaic Group Inc. (28)..........       922,353
     18,600   Nortel Networks Corp. (11).......     1,877,377
     23,100   Onex Corp. (28)..................       835,277
     15,950   *Research in Motion Ltd. (11)....       736,239
     84,189   *Telesystem Intl. Wireless Inc.
               (29)............................     3,093,727
     22,700   *Ulster Petroleums Ltd. (12).....       201,865
                                                 ------------
                                                   14,932,801
                                                 ------------
              GERMANY (8.6%)
      4,131   Aixtron (11).....................       581,845
     37,350   Baader Wertpapierhandelsbank AG
               (4).............................     1,196,638
     13,760   *Consors Discount Broker AG
               (14)............................     1,150,646
      3,400   DIS Deutsche Industries Service
               (14)............................       280,891
     16,100   *Epcos AG (11)...................     1,200,336
      4,170   *GFK AG (28).....................       172,252
     12,605   *Intershop Communications AG
               (28)............................     3,606,669
      5,534   Mannesmann AG (29)...............     1,340,352
     13,400   Medion AG (34)...................     1,197,494
     14,650   Siemens AG (30)..................     1,874,504
     12,700   *Singulus Technologies AG (11)...       799,703
     24,200   *Telegate AG (29)................     1,409,251
                                                 ------------
                                                   14,810,581
                                                 ------------
              UNITED KINGDOM (8.1%)
     15,080   *ARM Holdings PLC ADR (11).......     2,887,820
     62,700   British Sky Broadcasting Grp PLC
               (22)............................     1,011,505
     20,500   Eidos PLC (13)...................     1,807,822
     26,650   *Energis PLC (29)................     1,279,441
     80,700   Enterprise Oil (12)..............       543,869
      7,800   Filtronic PLC (11)...............       266,307
    283,700   *Imagination Technologies Grp PLC
               (28)............................     1,863,763
    106,000   Inverses PLC (30)................       574,587
     73,666   Prudential Corp. PLC (19)........     1,448,267
     12,600   Psion PLC (9)....................       527,643
     94,100   Reckitt Benckiser PLC (10).......       889,217
          1   Securicor PLC (28)...............             3
     90,525   *Shire Pharmaceuticals Grp PLC
               (23)............................       905,969
        296   SmithKline Beecham PLC (10)......         3,769
                                                 ------------
                                                   14,009,982
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              NETHERLANDS (7.4%)
     22,880   *ASM Lithography Holding ADR (11)
               2,602,600
      9,200   *BE Semiconductor Industries
               (11)............................  $    132,083
     12,007   *Equant ADR (28).................     1,344,784
      5,200   Koninklijke (Royal) Philips
               Electronics (2).................       707,265
     10,250   *KPNQUEST (28)...................       653,437
      2,000   *OpenTV Corp. ADR (35)...........       160,500
     15,410   *STMicroelectronics (11).........     2,372,308
     34,100   *Toolex Alpha (11)...............       566,870
      7,900   *United Pan-Europe Communications
               (29)............................     1,010,825
     15,872   *United Pan-Europe Communications
               ADR (29)........................     2,023,680
     22,800   VNU -- Verenigde Nederlandse
               Uitgeversbedrijven Verenigd
               Bezit(22).......................     1,198,627
                                                 ------------
                                                   12,772,979
                                                 ------------
              FRANCE (6.2%)
      9,800   Alcatel (11).....................     2,251,158
      4,100   Canal Plus (22)..................       596,893
      8,400   Ciments Francais Ord A (5).......       570,829
     13,200   Lagardere S.C.A. (35)............       718,146
        700   M6 Metropole Television (22).....       346,983
      5,380   Tf1 Television Francaise (22)....     2,818,582
     31,400   Thomson-CSF (1)..................     1,037,328
     27,737   *Wavecom S.A. (11)...............     2,445,190
                                                 ------------
                                                   10,785,109
                                                 ------------
              SOUTH KOREA (3.1%)
      2,520   DaeDuck Industries (11)..........        27,741
        504   *DaeDuck Industries Rights
               (11)............................           383
     54,600   *Haansoft Inc. (35)..............     2,529,247
     20,283   *Hyundai Electronics Ind. Co.
               (11)............................       117,893
      2,300   *Korea Thrunet Co. Ltd. CL A
               (29)............................       156,113
      4,000   Samsung Electronics Co. (11).....       937,032
     21,500   SK Corp. (12)....................       651,343
     32,300   *Turbo Tek Co. Ltd. (20).........     1,014,086
                                                 ------------
                                                    5,433,838
                                                 ------------
              HONG KONG (2.6%)
    188,000   *China Telecommunications (29)...     1,175,378
  4,172,000   *E-New Media Co. Ltd. (30).......     2,039,442
    265,000   *Pacific Century CyberWorks Ltd.
               (26)............................       617,032
    100,500   Television Broadcasts Ltd.
               (22)............................       685,213
                                                 ------------
                                                    4,517,065
                                                 ------------
              SINGAPORE & MALAYSIAN (2.3%)
    657,000   DBS Land Ltd. (26)...............     1,293,882
    669,000   GES International Ltd. (11)......       723,026
    212,000   Natsteel Electronics Ltd. (11)...     1,120,144
    548,000   OMNI Industries (16).............       993,672
                                                 ------------
                                                    4,130,724
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              SWEDEN (2.0%)
     20,900   Allgon AB CL B (11)..............  $    415,058
     12,800   *Modern Times Group CL B (22)....       634,743
     48,370   *Readsoft AB (11)................       881,015
     22,800   Telefonaktiebolaget LM Ericsson
               (11)............................     1,465,540
                                                 ------------
                                                    3,396,356
                                                 ------------
              SWITZERLAND (1.5%)
        240   *Agefi Groupe SA (28)............        92,035
      2,400   *Charles Voegele Holding AG
               (27)............................       431,508
      2,157   Publicitas Holding SA (22).......     2,135,711
                                                 ------------
                                                    2,659,254
                                                 ------------
              AUSTRALIA (1.3%)
    666,000   *Davnet Ltd. (29)................     1,005,857
    106,100   E.R.G. Ltd. (11).................       595,683
    277,500   *LibertyOne Ltd. (29)............       306,130
    682,400   Westel Group Ltd. (29)...........       367,440
                                                 ------------
                                                    2,275,110
                                                 ------------
              ISRAEL (1.1%)
     57,400   *Orckit Communications Inc.
               (29)............................     1,969,538
                                                 ------------
              ITALY (1.1%)
     79,800   Bulgari SPA (13).................       717,155
     48,250   Pininfarina SPA (3)..............     1,171,546
                                                 ------------
                                                    1,888,701
                                                 ------------
              FINLAND (1.1%)
      2,700   *Comptel Oyj (29)................       189,982
      4,500   Nokia OYJ (11)...................       816,075
     22,200   *Perlos OYJ (11).................       782,828
      6,585   *Sanitec Oyj (5).................        86,247
                                                 ------------
                                                    1,875,132
                                                 ------------
              SPAIN (0.6%)
      1,200   *Jazztel PLC ADR (29)............        78,150
     14,600   *Sogecable (22)..................       932,582
                                                 ------------
                                                    1,010,732
                                                 ------------
              BELGIUM (0.5%)
     22,800   *Global TeleSystems Grp Inc.
               (29)............................       792,300
        473   *Telinfo SA-Strip VVPR (29)......             5
                                                 ------------
                                                      792,305
                                                 ------------
              THAILAND (0.4%)
    152,800   *Hana Microelectronics Co. Ltd.
               (11)............................       733,440
                                                 ------------
              DENMARK (0.4%)
      4,800   Novo-Nordisk CL B (22)...........       636,380
                                                 ------------
              NORWAY (0.2%)
     24,300   *Tandberg Television (29)........       335,673
                                                 ------------
              TAIWAN (0.2%)
     12,000   *Advanced Semiconductor
               Engineering Inc. GDR (11).......       232,800
      3,550   *Macronix Intl. Co. Ltd. ADR
               (35)............................        67,893
                                                 ------------
                                                      300,693
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              GREECE (0.1%)
      8,520   *Tiletipos S.A. (29).............  $    210,909
                                                 ------------
              BRAZIL (0.1%)
     35,600   Usinas Siderurgicas de M
               Preference (25).................       193,392
                                                 ------------
              IRELAND (0.1%)
      1,600   *Ryanair Holdings PLC ADR (32)...        88,200
                                                 ------------
              TOTAL FOREIGN COMMON STOCK
               (91.0%) (COST $92,593,004)......  $157,608,101
                                                 ------------

                                                    MARKET
  SHARES               US COMMON STOCK              VALUE
-------------------------------------------------------------
              TELECOMMUNICATIONS (0.5%)
      4,300   *Infonet Services Corp. CL B.....  $    112,875
     15,000   *Global Crossing Ltd.............       750,000
                                                 ------------
                                                      862,875
                                                 ------------
              TOTAL US COMMON STOCK
               (0.5%) (COST $873,939)..........  $    862,875
                                                 ------------
              TOTAL COMMON STOCK (91.5%)
               (COST $93,466,943)..............  $158,470,976
                                                 ------------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS           VALUE
-------------------------------------------------------------
              FINANCIAL SERVICES (5.8%)
$10,008,000   State Street Bank 2.500% due
               01/03/00 repurchase price
               $10,010,256 collateralized by
               U.S. Treasury Bond due 05/15/04
               (Cost $8,260,000)...............  $ 10,008,000
                                                 ------------
              TOTAL REPURCHASE AGREEMENTS
               (5.8%) (COST $10,008,000).......  $ 10,008,000
                                                 ------------
              TOTAL HOLDINGS (97.3%)
               (COST $103,474,943)(A)..........  $168,478,976
                                                 ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (2.7%)..............     4,561,552
                                                 ------------
              TOTAL NET ASSETS (100.0%)........  $173,040,528
                                                 ============

---------------

*          Non-income producing securities.
ADR        (American depository receipt) represents ownership of
           foreign securities.
PLC        Public Limited Company
(a)        Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Cement
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Diversified
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Wholesale
(35)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $103,474,943)...........  $168,478,976
  Cash.....................................       816,612
  Receivable for securities sold...........     4,894,861
  Receivable for fund shares sold..........        72,668
  Dividends and accrued interest
    receivable.............................       193,600
  Other....................................           980
                                             ------------
    Total assets...........................   174,457,697
                                             ------------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).....................       191,991
  Payable for securities purchased.........       880,810
  Payable for fund shares redeemed.........       148,659
  Payable for investment management
    services (note 3)......................       112,947
  Other accrued expenses...................        82,762
                                             ------------
    Total liabilities......................     1,417,169
                                             ------------
Net assets at market value.................  $173,040,528
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,043,715
  Paid-in capital in excess of par value...    99,793,758
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................    65,004,033
    Foreign currency related
      transactions.........................       (39,653)
    Forward currency contracts (note 5)....      (191,991)
  Accumulated net realized gain on
    investments (note 1)...................       430,666
                                             ------------
Net assets at market value.................  $173,040,528
                                             ============
Shares outstanding (note 4)................     8,043,715
Net asset value per share..................  $      21.51
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest (net of $6,323 foreign taxes
    withheld)..............................  $    203,119
  Dividends (net of $114,482 foreign taxes
    withheld)..............................     1,334,278
                                             ------------
    Total investment income................     1,537,397
                                             ------------
Expenses:
  Management fees (note 3).................     1,133,323
  Accounting, custody, and transfer agent
    fees (note 3)..........................       402,644
  Directors' fees (note 3).................         4,166
  Professional fees........................        19,031
  Printing, proxy, and postage fees........        38,362
  Other....................................       193,830
                                             ------------
    Total expenses.........................     1,791,356
    Less fees waived (note 3)..............       (62,962)
                                             ------------
    Net expenses...........................     1,728,394
                                             ------------
    Net investment loss....................  $   (190,997)
                                             ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments............................  $    705,774
    Forward currency related
      transactions.........................    (4,921,476)
  Net increase in unrealized appreciation
    on:
    Investments............................    73,800,124
    Foreign currency related
      transactions.........................     1,419,304
                                             ------------
    Net gain on investments................    71,003,726
                                             ------------
    Net increase in net assets from
      operations...........................  $ 70,812,729
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  1999           1998
                                                              ------------   ------------
From operations:
  Net investment income (loss)..............................  $   (190,997)  $  3,449,743
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (4,215,702)     7,812,947
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................    75,219,428     (5,018,504)
                                                              ------------   ------------
      Net increase in net assets from operations............    70,812,729      6,244,186
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0     (3,450,422)
  Capital gains and foreign currency related transaction
    distributions...........................................             0     (8,013,258)
  Distributions in excess of capital gains and foreign
    currency related transactions...........................             0        (74,797)
                                                              ------------   ------------
      Total dividends and distributions.....................             0    (11,538,477)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    13,371,176     11,643,429
  Received from dividends reinvested........................             0     11,538,477
  Paid for shares redeemed..................................   (51,458,009)   (33,603,085)
                                                              ------------   ------------
    Decrease in net assets derived from capital share
     transactions...........................................   (38,086,833)   (10,421,179)
                                                              ------------   ------------
      Increase (decrease) in net assets.....................    32,725,896    (15,715,470)
Net Assets:
  Beginning of period.......................................   140,314,632    156,030,102
                                                              ------------   ------------
  End of period.............................................  $173,040,528   $140,314,632
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $12.86     $13.39     $15.49     $14.38     $13.30
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)      0.32       0.28       0.25       0.31
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................    8.67       0.24       0.08       1.76       1.28
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    8.65       0.55       0.36       2.01       1.59
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00      (0.32)     (0.37)     (0.25)     (0.28)
  Distributions from net realized capital gains and foreign
    currency related transaction............................    0.00      (0.75)     (2.09)     (0.65)     (0.23)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................    0.00      (0.01)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................    0.00      (1.08)     (2.46)     (0.90)     (0.51)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.51     $12.86     $13.39     $15.49     $14.38
                                                              ======     ======     ======     ======     ======
Total return................................................   67.40%      3.88%      2.11%     14.48%     12.10%
Ratios and supplemental data:
  Ratios net of fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.21%      1.17%      1.22%      1.15%      1.12%
    Ratio of net investment income (loss) to average net
      assets................................................   (0.15)%     2.31%      1.82%      1.64%      2.29%
  Ratios assuming no fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.26%      1.17%      1.22%      1.15%      1.12%
Portfolio turnover rate.....................................     338%        22%        24%        14%         7%
Net assets at end of period (millions)......................  $173.0     $140.3     $156.0     $137.3     $ 90.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO(a)

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      6.46%
Three-year                                    9.11%
Five-year                                    13.01%
Since inception (4/30/94)                    12.27%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

MARKET ENVIRONMENT

Robust economic growth and consumer confidence formed the backdrop for a rise in stock prices during the century's final quarter- with a notable surge on the very last day. As was true all year, technology stocks powered the advance along with other companies expected to maintain strong earnings momentum. After trailing larger issues earlier in the year small- and mid-cap growth stocks advanced smartly to surpass the large-cap S&P 500 Stock Index for the quarter.

Not all stocks participated in the rally. For income- and value-oriented stocks, which include many holdings in the fund, the quarter was extremely disappointing. Investors largely shunned companies of all sizes that lacked robust earnings prospects of operated in areas far from the so-called "new economy." Natural resources stocks had been an exception to this trend for much of the year, but lagged in the fourth quarter as oil prices leveled off.

PERFORMANCE REVIEW

The fund's return was slightly negative for the final quarter as the technology rally largely bypassed our holdings. Our best holdings for the period included CHRIS-CRAFT, NEW YORK TIMES, and WASHINGTON POST in the media and communications group; MACMILLAN BLOEDEL (now merged into WEYERHAEUSER), and DOMTAR in forest products; and MOTOROLA in the technology sector -- new position. Holdings that were disappointing included LOEWS, a diversified holding company, PHILIP MORRIS, hurt by continued tobacco litigation, and ROUSE, a real estate investment trust with major shopping mall holdings. Nevertheless, we see much value in these beaten-down shares and may add to them in the future.

OUTLOOK

We are generally optimistic about the portfolio, since our holdings are cheap and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize returns over time versus the risks we take. All wild bull markets come to an end, some in a painful fashion. When the pendulum swings, this conservative portfolio will still be here seeking to help investors increase their wealth with minimal risk.
 CHANGE IN VALUE OF $10,000 INVESTMENT

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

                                                               CAPITAL APPRECIATION PORTFOLIO             S&P 500 INDEX
                                                              (COMMENCED OPERATIONS APRIL 30,             -------------
                                                                           1994)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                           9975.00                            9658.00
'95'                                                                      12816.50                           13923.10
                                                                          13688.10                           15343.30
'96'                                                                      14835.10                           17136.90
                                                                          16014.50                           20650.00
'97'                                                                      17089.10                           22834.70
                                                                          18032.40                           26878.80
'98'                                                                      18099.10                           29359.70
                                                                          19621.30                           32994.40
'99'                                                                      19268.10                           35538.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 LONG TERM HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Amerada Hess Corporation               4.94
 2.  Tennessee Valley Authority             4.07
 3.  Loews Corporation                      3.68
 4.  Niagara Mohawk Holdings Inc.           3.36
 5.  Chris-Craft Industries, Inc.           3.32
 6.  The Washington Post Company Cl
     B                                      2.84
 7.  Newmont Mining Corporation             2.73
 8.  Inco Ltd. CV                           2.40
 9.  New York Times Co.                     2.36
10.  Times Mirror CV LYON New               2.33

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Oil, Energy, and Natural Gas           11.90
 2.  Media and Publishing                   11.49
 3.  Metals and Mining                       8.88
 4.  Insurance Services                      8.25
 5.  Municipal                               6.96

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             CHEMICALS (3.7%)
    23,500   Cabot Corp. .......................  $   478,813
    20,000   Englehard Corp. ...................      377,500
    24,000   Great Lakes Chemical Corp. ........      916,500
    60,000   *Octel Corp. ......................      622,500
                                                  -----------
                                                    2,395,313
                                                  -----------
             CONSUMER PRODUCTS (1.9%)
    27,000   Philip Morris Cos. Inc. ...........      626,063
    15,000   Polaroid Corp. ....................      282,187
    35,000   *Reebok International Ltd. ........      286,562
                                                  -----------
                                                    1,194,812
                                                  -----------
             ELECTRICAL EQUIPMENT (1.5%)
    43,000   FirstEnergy Corp. .................      975,562
                                                  -----------
             ENTERTAINMENT & LEISURE (1.3%)
    42,000   *Mandalay Resort Group ............      845,250
                                                  -----------
             FINANCIAL SERVICES (1.1%)
    30,000   Leucadia National Corp. ...........      693,750
                                                  -----------
             FOOD & RELATED (0.4%)
     9,300   McCormick & Co. Inc. ..............      276,675
                                                  -----------
             FORESTRY & PAPER PRODUCTS (2.3%)
    34,000   Johns Manville Corp. ..............      476,000
    14,000   Weyerhaeuser Co. ..................    1,005,375
                                                  -----------
                                                    1,481,375
                                                  -----------
             INSURANCE SERVICES (6.7%)
     3,000   Aenta Inc. ........................      167,438
     5,000   Berkley (WR) Corp. ................      104,375
    10,000   Cigna Corp. .......................      805,625
    39,200   Loews Corp. .......................    2,378,950
     8,500   Unitrin Inc. ......................      319,812
     4,500   White Mountains Ins. Group Ltd. ...      542,250
                                                  -----------
                                                    4,318,450
                                                  -----------
             MEDIA & PUBLISHING (9.2%)
    29,700   *Chris Craft Industries Inc. ......    2,142,113
    10,000   Meredith Corp. ....................      416,875
    31,000   New York Times Co. CL A ...........    1,522,875
     3,300   Washington Post CL B ..............    1,834,387
                                                  -----------
                                                    5,916,250
                                                  -----------
             MEDICAL & RELATED (1.5%)
    25,000   American Home Products Corp. ......      985,938
                                                  -----------
             METALS & MINING (3.3%)
    50,000   Homestake Mining Co. ..............      390,625
    72,000   Newmont Mining Corp. ..............    1,764,000
                                                  -----------
                                                    2,154,625
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (11.6%)
    56,200   Amerada Hess Corp. ................  $ 3,189,350
    50,000   Mitchell Energy & Dev. CL B .......    1,078,125
    25,000   Murphy Oil Corp. ..................    1,434,375
     4,500   Questar Corp. .....................       67,500
    22,500   Texaco Inc. .......................    1,222,031
    15,000   Unocal Corp. ......................      503,438
                                                  -----------
                                                    7,494,819
                                                  -----------
             REAL ESTATE & LEASING (0.8%)
    24,000   Rouse Co. .........................      510,000
                                                  -----------
             RETAIL (1.7%)
     9,500   J.C. Penny Co. Inc. ...............      189,406
   194,000   *Petrie Stores Liq. Trust Unit ....      472,875
    32,500   *Toys 'R' Us Holding Co. ..........      465,156
                                                  -----------
                                                    1,127,437
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.0%)
    41,500   Overseas Shipholding Group Inc. ...      614,719
                                                  -----------
             UTILITIES (5.2%)
    25,500   Kansas City Power & Light Co. .....      562,594
   156,000   *Niagara Mohawk Holding Inc. ......    2,174,250
    55,000   Unisource Energy Corp.. Holding
              Co. ..............................      615,312
                                                  -----------
                                                    3,352,156
                                                  -----------
             TOTAL U.S. COMMON STOCKS (53.2%)
              (COST $33,284,485) ...............  $34,337,131
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM (1.1%)
             CHEMICALS (1.1%)
    17,000   Imperial Chemical Ind. ADR ........  $   723,563
                                                  -----------
             CANADA (1.8%)
             FORESTRY & PAPER PRODUCTS (1.0%)
    56,000   Abitibi Consolidated Inc. .........      665,000
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.8%)
    23,500   Canadian Pacific Ltd. .............      506,719
                                                  -----------
             TOTAL CANADA ......................    1,171,719
                                                  -----------
             TOTAL FOREIGN STOCKS (2.9%)
              (COST $1,770,780) ................  $ 1,895,282
                                                  -----------
             TOTAL COMMON STOCKS (56.1%)
              (COST $35,055,265) ...............  $36,232,413
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             CONTAINERS (0.4%)
     7,500   Owens-Illinois Inc. 4.750% CV......  $   234,375
                                                  -----------
             FINANCIAL SERVICES (0.6%)
     7,000   Kemper Series E 5.750% (144A)......      366,520
                                                  -----------
             REAL ESTATE & LEASING (2.1%)
    41,000   Rouse Co. Series B $3 CV...........    1,337,625
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.7%)
    27,000   Union Pacific Capital Trust CV
              6.250% 04/01/28 (144A)............    1,123,875
                                                  -----------
             TOTAL PREFERRED STOCKS (4.8%) (COST
              $3,787,910).......................  $ 3,062,395
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.6%)
$  400,000   FNMA 6.375% 01/16/02...............  $   398,547
   100,000   FNMA 5.370% 02/07/01...............       98,934
   200,000   U.S. Treasury Note 6.250%
              04/30/01..........................      200,250
   400,000   U.S. Treasury Note 6.250%
              10/31/01..........................      400,125
   620,000   U.S. Treasury Note 5.875%
              09/30/02..........................      613,607
                                                  -----------
                                                    1,711,463
                                                  -----------
             COMMUNICATIONS (0.8%)
   500,000   Bell South Telecommunications Inc.
              5.850% 11/15/45...................      497,226
                                                  -----------
             MUNICIPAL (7.0%)
   450,000   Tennessee Valley Authority. 5.980%
              04/01/36..........................      425,913
 1,450,000   Tennessee Valley Authority Ser. B
              6.235% 07/15/45...................    1,440,837
 2,810,000   Tennessee Valley Authority 5.800%
              04/01/36..........................    2,628,112
                                                  -----------
                                                    4,494,862
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
             (10.4%) (COST $7,026,721)..........  $ 6,703,551
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (0.6%)
$  785,000   *Pep Boys MM&J Lyon, zero Coupon
              Contracts due 09/20/11............  $   416,050
                                                  -----------
             DRUGS (1.3%)
 1,660,000   *Roche Holdings Inc. (144A) zero
              Coupon Contracts due 05/06/12.....      837,271
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.1%)
 $  50,000   Ogden Corp Euro 5.750% 10/20/02....  $    38,327
                                                  -----------
             HOTEL/LODGING (1.9%)
 1,650,000   Hilton Hotels 5.000% 05/15/06......    1,260,188
                                                  -----------
             INSURANCE SERVICES (1.6%)
 1,235,000   Loews Corp. 3.125% 09/15/07........    1,012,700
                                                  -----------
             MEDIA & PUBLISHING (2.3%)
 3,085,000   *Times Mirror zero Coupon Contracts
              due 04/15/17......................    1,507,794
                                                  -----------
             MEDICAL & RELATED (1.4%)
   865,000   Healthsouth Corp. 3.250% 04/01/03        671,456
   450,000   PhyCor Inc. 4.500% 02/15/03........      208,125
                                                  -----------
                                                      879,581
                                                  -----------
             METALS & MINING (5.6%)
   490,000   Homestake Mining Euro 5.500%
              06/23/00..........................      481,695
   915,000   Homestake Mining HM (144A) 5.500%
              06/23/00..........................      890,981
 1,625,000   InCo Ltd. 5.750% 07/01/04..........    1,547,813
   900,000   Teck Corp. 3.750% 07/15/06.........      666,000
                                                  -----------
                                                    3,586,489
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.3%)
   200,000   Texaco Capital 3.500% 08/05/04.....      195,028
                                                  -----------
             RETAIL (0.1%)
   115,000   Rite Aid Corp. 5.250% 09/15/02.....       78,487
                                                  -----------
             WASTE DISPOSAL (1.7%)
 1,275,000   Waste Management 4.000% 02/01/02...     1,122,00
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES
              (16.9%)
             (COST $11,357,302).................  $10,993,915
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (0.8%)
$  517,000   AIG Funding Inc. 4.800% 01/05/00...  $   516,724
             METALS & MINING (2.9%)
 1,900,000   Alcoa Inc. 4.100% 01/06/00.........    1,898,918
                                                  -----------
             MEDIA & PUBLISHING (1.7%)
 1,100,000   Knight Ridder Inc. 5.000%
              01/06/00..........................    1,099,236
                                                  -----------
             DRUGS (4.9%)
 3,200,000   Merck & Co. Inc. 4.000% 01/06/00...    3,198,223
             COMPUTER & RELATED (1.9%)
 1,200,000   IBM Credit Corp. 4.000% 01/06/00...    1,199,333
                                                  -----------
             TOTAL SHORT-TERM NOTES (12.2%)
             (COST $7,912,434)..................  $ 7,912,434
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                    PUT OPTION PURCHASES            MARKET
  SHARES       STOCK/EXPIRATION/EXERCISE PRICE       VALUE
-------------------------------------------------------------
      15(b)  Motorola Inc./Jan/$95..............  $       281
      15(b)  Motorola Inc./Jan/$110.............          750
      20(b)  Weyerhaeuser Co./Jan/$75...........        8,250
                                                  -----------
             TOTAL OPTIONS (0.0%)
              (COST $75,837)....................  $     9,281
                                                  -----------
             TOTAL HOLDINGS (100.4%)
              (COST $65,215,469) (a)............  $64,853,989
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.4%)...............    (235,307)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $64,618,682
                                                  ===========

---------------

*          Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.
(b)        100 share lots.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $3,218,647 or 5.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $65,215,469).............  $64,853,989
  Receivable for fund shares sold...........       28,426
  Dividends and accrued interest
    receivable..............................      324,476
  Other.....................................        2,032
                                              -----------
    Total assets............................   65,208,923
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........      513,799
  Payable for investment management services
    (note 3)................................       43,843
  Other accrued expenses....................       32,599
                                              -----------
    Total liabilities.......................      590,241
                                              -----------
Net assets at market value..................  $64,618,682
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,337,541
  Paid-in capital in excess of par value....   59,599,021
  Accumulated net realized income on
    investments (note 1)....................       35,933
  Net unrealized depreciation on investments
    (note 1)................................     (361,480)
  Undistributed net investment income.......        7,667
                                              -----------
Net assets at market value..................  $64,618,682
                                              ===========
Shares outstanding (note 4).................    5,337,541
Net asset value per share...................  $     12.11
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $1,479,300
  Dividends..................................   1,312,217
                                               ----------
    Total investment income..................   2,791,517
                                               ----------
Expenses:
  Management fees (note 3)...................     574,228
  Custodian fees (note 3)....................      22,070
  Directors' fees (note 3)...................       2,449
  Professional fees..........................      11,187
  Accounting and transfer agent fees.........      53,824
  Other......................................      17,849
                                               ----------
    Total expenses...........................     681,607
                                               ----------
    Net investment income....................  $2,109,910
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $6,044,556
  Net increase in unrealized depreciation on
    investments..............................  (3,470,618)
                                               ----------
    Net gain on investments..................   2,573,938
                                               ----------
    Net increase in net assets from
      operations.............................  $4,683,848
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $  2,109,910   $ 1,755,709
  Realized gain on investments..............................     6,044,556     5,789,990
  Unrealized depreciation on investments....................    (3,470,618)   (3,695,595)
                                                              ------------   -----------
      Net increase in net assets from operations............     4,683,848     3,850,104
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (2,102,848)   (1,758,879)
  Capital gains distributions...............................    (5,994,413)   (5,804,200)
  Distributions in excess of capital gains..................             0       (30,044)
                                                              ------------   -----------
      Total dividends and distributions.....................    (8,097,261)   (7,593,123)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................     8,091,987    18,944,729
  Received from dividends reinvested........................     8,097,261     7,593,123
  Paid for shares redeemed..................................   (24,674,975)   (6,108,105)
                                                              ------------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (8,485,727)   20,429,747
                                                              ------------   -----------
         Increase (decrease) in net assets..................   (11,899,140)   16,686,728
Net Assets:
  Beginning of period.......................................    76,517,822    59,831,094
                                                              ------------   -----------
  End of period (a).........................................  $ 64,618,682   $76,517,822
                                                              ============   ===========
(a) Includes undistributed net investment income of.........  $      7,667   $       605
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               1999         1998       1997       1996       1995
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $12.92       $13.53     $12.93     $11.99     $10.25
Income from investment operations:
  Net investment income.....................................    0.39         0.34       0.39       0.48       0.39
  Net realized and unrealized gain on investments...........    0.42         0.46       1.48       1.31       1.85
                                                              ------       ------     ------     ------     ------
    Total income from investment operations.................    0.81         0.80       1.87       1.79       2.24
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.39)       (0.34)     (0.46)     (0.44)     (0.29)
  Distributions from net realized capital gains.............   (1.23)       (1.06)     (0.81)     (0.41)     (0.21)
  Distributions in excess of capital gains..................    0.00        (0.01)      0.00       0.00       0.00
                                                              ------       ------     ------     ------     ------
    Total distributions.....................................   (1.62)       (1.41)     (1.27)     (0.85)     (0.50)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period..............................  $12.11       $12.92     $13.53     $12.93     $11.99
                                                              ======       ======     ======     ======     ======
Total return................................................    6.46%        5.91%     15.19%     15.75%     22.62%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%        0.93%      0.95%      0.97%      0.96%
  Ratio of net investment income to average net assets......    2.94%        2.52%      2.88%      3.90%      3.47%
Portfolio turnover rate.....................................      34%          45%        41%        37%        32%
Net assets at end of period (millions)......................  $ 64.6       $ 76.5     $ 59.8     $ 38.3     $ 19.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   106.46%
Three-year                                  35.29%
Five-year                                   31.13%
Since inception (4/30/94)                   31.40%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The fourth quarter brought strong performance for growth stocks as a group, and many small companies participated in this surge. Thanks to our bottom-up, growth-oriented approach, the Small Cap Fund posted a strong return for the quarter. Moreover, the Fund's 1999 returns helped vault its long-term performance well ahead of its peer group.

TECHNOLOGY LEADING THE WAY

As it has for some time, technology continues to be the dominant sector in the market, and the Fund benefited from strong stock selection within the category. We continued to see promise in companies that are part of what we call the "digital consumer electronics theme." As consumers are rapidly adopting new high-performance electronics, we believe many stocks stand to benefit.

One such company is RAVISENT TECHNOLOGIES, INC. (1.98% of the Fund). Ravisent provides software solutions that help manage digital video and audio streams for personal computer systems and consumer electronics devices. These software solutions enable playback and recording of multimedia formats such as DVD, DBS (direct broadcast satellite), and HDTV (high definition television) on existing PC and consumer electronic formats. We have owned this company since its initial public offering earlier this year, and our recent meetings with management gave us increased confidence in the company's business fundamentals.

We have also seen significant performance in other technology areas, such as Internet professional service companies. BRAUN CONSULTING, 1.52% of the Fund, one of our holdings in this sector, returned more 60% in the month of October alone as the market realized how significantly undervalued this stock was relative to many the other companies in this sector.

CONSTANT SEARCH FOR GROWTH

The Fund's overweighting in technology companies is largely the result of strong performance by our carefully chosen holdings in the sector. We continue to search for strong prospects in other traditional growth segments of the market, such as healthcare and consumer goods. We remain committed to our growth philosophy, searching for the market's best small companies in whatever sector they may be found.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               CAPITAL APPRECIATION PORTFOLIO             S&P 500 INDEX
                                                              (COMMENCED OPERATIONS APRIL 30,             -------------
                                                                           1994)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                           9975.00                            9658.00
'95'                                                                      12816.50                           13923.10
                                                                          13688.10                           15343.30
'96'                                                                      14835.10                           17136.90
                                                                          16014.50                           20650.00
'97'                                                                      17089.10                           22834.70
                                                                          18032.40                           26878.80
'98'                                                                      18099.10                           29359.70
                                                                          19621.30                           32994.40
'99'                                                                      19268.10                           35538.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Digital Microwave Corp                3.18
 2.  Cree Research, Inc.                   2.44
 3.  USWeb Corporation                     2.28
 4.  Rex Stores Corp                       2.00
 5.  Ravisent Tech, Inc.                   1.98
 6.  EMCORE Corporation                    1.89
 7.  US Freightways Corp.                  1.84
 8.  Insight Enterprises                   1.80
 9.  Peregrine Systems                     1.67
10.  Fossil, Inc.                          1.59

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Electrical Equipment                  14.85
 2.  Computer and Related                  14.34
 3.  Retail                                10.74
 4.  Computer Software                      6.77
 5.  Computer Services                      4.93

The prices of small company stocks are generally more volatile than the price of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    44,950   *The Titan Corp. .................  $  2,118,269
                                                 ------------
             BANKING (0.7%)
    24,625   *Silicon Valley Banc. ............     1,218,937
                                                 ------------
             BROADCAST RADIO & TV (0.4%)
    24,300   *Radio Unica Corp. ...............       701,662
                                                 ------------
             BUSINESS SERVICES (2.7%)
     6,000   *Aether Systems Inc. .............       429,750
    17,650   *Corp Executive Board ............       986,194
    49,750   *Management Network Group Inc. ...     1,623,094
    32,500   *Remedy Corp. ....................     1,539,688
                                                 ------------
                                                    4,578,726
                                                 ------------
             CHEMICALS (1.4%)
    60,725   *Albany Molecular Research .......     1,852,112
    56,275   *U.S. Plastic Lumber Co. .........       432,614
                                                 ------------
                                                    2,284,726
                                                 ------------
             COLLECTIBLES (1.0%)
   157,475   *The Topps Co. ...................     1,633,803
                                                 ------------
             COMMERCIAL SERVICES (0.5%)
    21,300   *Pfsweb Inc. .....................       798,750
                                                 ------------
             COMMUNICATIONS (5.1%)
    12,550   *Allegiance Telecom Inc. .........     1,157,738
    10,775   *Cox Radio Inc. ..................     1,074,806
   227,500   *Digital Microwave Corp. .........     5,332,031
    25,175   *Telecorp PCS Inc. ...............       956,650
                                                 ------------
                                                    8,521,225
                                                 ------------
             COMPUTER & RELATED (16.4%)
    28,550   *Bindview Development Corp. ......     1,418,578
    13,800   *CDW Computer Centers Inc. .......     1,085,025
    78,075   *Dendrite International ..........     2,644,791
    31,650   *Documentum Inc. .................     1,895,044
    33,200   *Entrust Technologies Inc. .......     1,989,925
    22,200   *Exchange Application Inc. .......     1,240,425
    74,320   *Insight Enterprises Inc. ........     3,019,250
    24,275   *Macromedia Inc. .................     1,775,109
    12,375   *Mercury Interactive Corp. .......     1,335,727
     9,500   *NetIQ Corp. .....................       494,594
    86,304   *Ravisent Tech Inc. ..............     3,317,310
    23,000   *SanDisk Corp. Designs ...........     2,213,750
    18,125   *SmartDisk Corp. .................       593,594
    60,025   *TenFold Corp. ...................     2,397,248
   102,775   *The 3DO Co. .....................       934,610
    72,550   *Zamba Corp. .....................     1,260,556
                                                 ------------
                                                   27,615,536
                                                 ------------
             COMPUTER SERVICES (4.9%)
    35,650   *Braun Consulting Inc. ...........     2,548,975
    22,800   *Digital River Inc. ..............       759,525
    34,775   *Sykes Enterprises Inc. ..........     1,525,753
    16,800   *Tanning Technology Corp. ........       990,150
    54,325   *Zomax Optical Media Inc. ........     2,458,206
                                                 ------------
                                                    8,282,609
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             COMPUTER SOFTWARE (5.7%)
    32,050   *Aspect Development Inc. .........  $  2,195,425
     8,050   *Digex Inc. ......................       553,438
    81,550   *InfoCure Corp. ..................     2,543,341
    33,850   *Peregrine Systems ...............     2,796,856
    11,600   *Puma Technologies ...............     1,515,250
                                                 ------------
                                                    9,604,310
                                                 ------------
             CONSUMER PRODUCTS (4.4%)
   115,600   *Fossil Inc. .....................     2,673,250
    92,062   *Jakks Pacific Inc. ..............     1,720,409
    49,125   *Pinnacle Systems Inc. ...........     1,998,773
    63,875   *Yankee Candle Inc. ..............     1,041,961
                                                 ------------
                                                    7,434,393
                                                 ------------
             DRUGS (0.7%)
    21,037   *King Pharmaceuticals Inc. .......     1,179,415
                                                 ------------
             EDUCATION/SCHOOLS (0.4%)
    47,600   *ITT Educational Services Inc. ...       734,825
                                                 ------------
             ELECTRONIC COMPONENTS (14.5%)
    17,275   *Advanced Energy Ind. ............       850,794
    88,450   *American Xtal Technology Inc. ...     1,542,347
    14,425   *Applied Micro Circuits Corp. ....     1,835,581
    18,500   *Astropower Inc. .................       259,000
    48,450   *Brooks Automation Inc. ..........     1,577,653
    47,900   *Cree Research Inc. ..............     4,089,463
    93,275   *Emcore Corp. ....................     3,171,350
    43,950   *Gentex Corp. ....................     1,219,613
    36,650   *Kopin Corp. .....................     1,539,300
    59,925   Methode Electronics ..............     1,925,091
    48,525   *Pericom Semiconductor ...........     1,276,814
    19,300   *PRI Automation Inc. .............     1,295,512
    21,800   *Sawtek Inc. .....................     1,451,062
    39,825   *Zoran Corp. .....................     2,220,244
                                                 ------------
                                                   24,253,824
                                                 ------------
             ELECTRICAL EQUIPMENT (1.8%)
     3,775   Optical Coating Lab ..............     1,117,400
    77,137   *Remec Inc. ......................     1,966,994
                                                 ------------
                                                    3,084,394
                                                 ------------
             ELECTRICAL SERVICES (2.1%)
    38,312   *Dycom Industries ................     1,688,122
    64,975   *Quanta Services Inc. ............     1,835,544
                                                 ------------
                                                    3,523,666
                                                 ------------
             ENTERTAINMENT & LEISURE (2.0%)
    97,475   Callaway Golf Co. ................     1,724,089
    72,675   *Station Casinos Inc. ............     1,630,645
                                                 ------------
                                                    3,354,734
                                                 ------------
             FIBER OPTICS (0.2%)
     2,925   *Finisar Corp. ...................       262,884
                                                 ------------
             FINANCIAL SERVICES (2.7%)
    61,700   *CompuCredit Corp. ...............     2,375,450
    16,425   *NCO Group Inc. ..................       494,803
             *Profit Recovery group Intl.
    65,737    Inc. ............................     1,746,139
                                                 ------------
                                                    4,616,392
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             HOTEL/LODGING (0.5%)
    65,400   *Sunterra ........................  $    752,100
                                                 ------------
             HOUSING, FURNITURE & RELATED (0.5%)
    28,475   *Trex Co. Inc. ...................       761,706
                                                 ------------
             INDUSTRIAL SERVICES (0.8%)
    47,875   *Insituform Technologies .........     1,352,469
                                                 ------------
             INTERNET SOFTWARE (4.8%)
    11,450   *Andover.Net Inc. ................       407,906
    14,975   *ITXC Corp. ......................       503,534
    28,475   *Liquid Audio Inc. ...............       747,469
    22,675   *National Information ............       725,600
    35,850   *PC-Tel Inc. .....................     1,882,125
    86,012   *USWeb Corp. .....................     3,822,158
                                                 ------------
                                                    8,088,792
                                                 ------------
             MACHINERY (0.8%)
    31,325   *Astec Industries ................       589,302
    46,950   *National Oilwell Inc. ...........       736,528
                                                 ------------
                                                    1,325,830
                                                 ------------
             MEDICAL & RELATED (2.5%)
    28,025   *Accredo Health Inc. .............       861,769
             *Orthodontic Centers of America
    45,050    Inc. ............................       537,784
    20,000   *Patterson Dental ................       852,500
    86,925   *PolyMedica Corp. ................     2,010,141
                                                 ------------
                                                    4,262,194
                                                 ------------
             MOTION PICTURE & SERVICE (0.6%)
    13,625   *Macrovision Corp. ...............     1,008,250
                                                 ------------
             NETWORK PRODUCTS (1.0%)
     5,650   *JNI Corp. .......................       372,900
    12,225   *Proxim Inc. .....................     1,344,750
                                                 ------------
                                                    1,717,650
                                                 ------------
             REAL ESTATE & LEASING (0.7%)
   104,850   *Fairfield Communities Inc. ......     1,127,138
                                                 ------------
             RETAIL (10.7%)
    34,650   *99 Cents Only Stores ............     1,325,363
    26,950   *American Eagle Outfitters .......     1,212,750
    40,925   *Ames Department Stores ..........     1,179,151
    46,300   *Bebe Stores Inc. ................     1,250,100
     9,200   *Chemdex Corp. ...................     1,021,200
    55,825   *Pacific Sunwear of California ...     1,796,867
    95,800   *Rex Stores Corp. ................     3,353,000
    94,625   *Sharper Image Corp. .............     1,200,555
    66,725   *The Mens Wearhouse Inc. .........     1,960,047
             *Tweeter Home Entertainment
    38,950    Group ...........................     1,382,725
    71,025   *Ultimate Electronics Inc. .......     1,757,869
    12,800   *Williams-Sonoma Inc. ............       588,800
                                                 ------------
                                                   18,028,427
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             TRANSPORTATION SERVICE & EQUIPMENT (3.8%)
    29,150   C.H. Robinson World ..............  $  1,158,712
    93,875   Circle International .............     2,088,719
    64,625   US Freightways Corp. .............     3,093,922
                                                 ------------
                                                    6,341,353
                                                 ------------
             TOTAL U.S. COMMON STOCK (95.6%)
              (COST $104,650,391) .............  $160,568,989
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             CANADA (1.0%)
             COMPUTER SOFTWARE (1.0%)
    47,525   *Optimal Robotics Corp. ..........  $  1,770,306
                                                 ------------
             NETHERLANDS (1.2%)
             ELECTRONIC COMPONENTS (1.2%)
85,000 ...   *ASM International ...............     1,955,000
                                                 ------------
             NORWAY (0.6%)
             OIL, ENERGY & NATURAL GAS (0.6%)
    85,525   *Stolt Comex Seaway ..............       946,120
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (2.8%)
              (COST $3,490,289)................  $  4,671,426
                                                 ------------
             TOTAL COMMON STOCK (98.4%) (COST
              $108,140,680)....................  $165,240,415
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (2.3%)
$3,908,000   Firstar 1.000% 01/03/00 repurchase
              price $3,908,321 collateralized
              by GNMA certificates pool #8375
              due 02/20/24 (Cost $3,908,000)...  $  3,908,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (2.3%)
              (COST $3,908,000)................  $  3,908,000
                                                 ------------
             TOTAL HOLDINGS (100.7%) (COST
              $112,048,680) (a)................  $169,148,415
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.7%)..............    (1,230,541)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $167,917,874
                                                 ============

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $112,048,680)...........  $169,148,415
  Cash in bank.............................           406
  Receivable for securities sold...........     2,131,112
  Receivable for fund shares sold..........        78,512
  Dividends and accrued interest
    receivable.............................         5,256
  Other....................................         2,661
                                             ------------
    Total assets...........................   171,366,362
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,243,761
  Payable for fund shares redeemed.........        73,662
  Payable for investment management
    services (note 3)......................       104,929
  Other accrued expenses...................        26,136
                                             ------------
    Total liabilities......................     3,448,488
                                             ------------
Net assets at market value.................  $167,917,874
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  5,311,232
  Paid-in capital in excess of par value...   103,472,734
  Accumulated net realized gain on
    investments (note 1)...................     2,034,173
  Net unrealized appreciation on
    investments (note 1)...................    57,099,735
                                             ------------
Net assets at market value.................  $167,917,874
                                             ============
Shares outstanding (note 4)................     5,311,232
Net asset value per share..................  $      31.62
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $   247,410
  Dividends.................................       39,204
                                              -----------
    Total investment income.................      286,614
                                              -----------
Expenses:
  Management fees (note 3)..................      826,722
  Custodian fees (note 3)...................       17,148
  Directors' fees (note 3)..................        2,107
  Professional fees.........................        9,629
  Accounting and transfer agent fees........       57,698
  Other.....................................       15,215
                                              -----------
    Total expenses..........................      928,519
                                              -----------
    Net investment loss.....................  $  (641,905)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $49,188,742
  Net increase in unrealized appreciation on
    investments.............................   36,969,442
                                              -----------
    Net gain on investments.................   86,158,184
                                              -----------
    Net increase in net assets from
      operations............................  $85,516,279
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEARS ENDED
                                                                ---------------------------
                                                                    1999           1998
                                                                ------------    -----------
From operations:
  Net investment loss.......................................    $   (641,905)   $  (187,071)
  Realized gain (loss) on investments.......................      49,188,742     (4,198,422)
  Unrealized appreciation on investments....................      36,969,442     11,754,403
                                                                ------------    -----------
      Net increase in net assets from operations............      85,516,279      7,368,910
                                                                ------------    -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................     (42,956,147)          (961)
                                                                ------------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      22,600,298     16,824,812
  Received from dividends reinvested........................      42,956,147            961
  Paid for shares redeemed..................................     (15,774,683)    (6,922,311)
                                                                ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................      49,781,762      9,903,462
                                                                ------------    -----------
         Increase in net assets.............................      92,341,894     17,271,411
Net Assets:
  Beginning of period.......................................      75,575,980     58,304,569
                                                                ------------    -----------
  End of period.............................................    $167,917,874    $75,575,980
                                                                ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               1999       1998       1997       1996      1995
                                                              ------     ------     ------     ------    ------
Per share data:
Net asset value, beginning of period........................  $20.70     $18.72     $18.03     $15.85    $11.99
Income (loss) from investment operations:
  Net investment loss.......................................   (0.16)     (0.06)     (0.02)     (0.08)    (0.02)
  Net realized & unrealized gain on investments.............   21.96       2.04       1.54       2.80      3.95
                                                              ------     ------     ------     ------    ------
    Total income from investment operations.................   21.80       1.98       1.52       2.72      3.93
                                                              ------     ------     ------     ------    ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00       0.00       0.00     (0.07)
  Distributions from net realized capital gains.............  (10.88)      0.00      (0.83)     (0.54)     0.00
                                                              ------     ------     ------     ------    ------
    Total distributions.....................................  (10.88)      0.00      (0.83)     (0.54)    (0.07)
                                                              ------     ------     ------     ------    ------
Net asset value, end of period..............................  $31.62     $20.70     $18.72     $18.03    $15.85
                                                              ======     ======     ======     ======    ======
Total return................................................  106.46%     10.57%      8.47%     17.71%    33.01%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.89%      0.91%      0.94%      0.96%     0.96%
  Ratio of net investment loss to average net assets........   (0.61)%    (0.30)%    (0.11)%    (0.48)%   (0.11)%
Portfolio turnover rate.....................................     166%        99%        80%        70%       75%
Net assets at end of period (millions)......................  $167.9     $ 75.6     $ 58.3     $ 38.5    $ 16.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (a)

 OBJECTIVE

The International Small Company seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   108.51%
Three-year                                  34.08%
Since inception (3/31/95)                   25.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

This was a very good year for international small cap funds. We are pleased to report that the Ohio National International Small Company Portfolio returned 108.51% for the year. According to Lipper, the 1999 average return for the international small cap investment objective was 74.8%. Hence, the fund continues to provide one of the best returns in its asset class.

The fund derived its excellent performance principally from its investments in Asia at the beginning of the year. The Asian recovery process in its infancy presented some compelling reasons and investment opportunities in the region. Japan, the largest Asian economy, largely accounted for nearly 30% of the fund throughout the year while Europe largely underperformed because of the decrease in global demand for goods produced in Germany and the weakness or uncertainty in the Euro, the new European currency.

Looking forward, we expect Germany to lead Europe's recovery in 2000. Good economic indicators point to our optimistic outlook: industrial production orders up, business confidence levels up and unemployment down. In fact, Europe is expected to grow 3% this year, up from 2% in 1999.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                INTERNATIONAL SMALL COMPANY                    EAFE
                                                              PORTFOLIO (COMMENCED OPERAITONS                  ----
                                                                      MARCH 31, 1995)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                          10421.00                           10073.00
'96                                                                       12206.80                           11630.30
                                                                          13407.90                           12951.50
'97                                                                       13630.50                           11765.10
                                                                          14466.00                           13657.00
'98                                                                       14110.20                           14028.40
                                                                          17531.90                           14585.40
'99                                                                       29422.00                           17811.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Baltimore Technologies PLC            2.18
 2.  Intershop Communications AG           1.77
 3.  Datacraft Asia Ltd.                   1.72
 4.  Trafficmaster PLC                     1.71
 5.  Secure Network Solutions Ltd.         1.65
 6.  Solution 6 Holdings Ltd.              1.61
 7.  ARM Holdings plc, ADR                 1.56
 8.  Framtidsfabriken AB                   1.44
 9.  Pacific Century Regional
     Developments Ltd.                     1.35
10.  Matalan                               1.30

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Business & Public Services            26.19
 2.  Electronic Components,
     Instruments                           14.45
 3.  Telecommunications                     8.67
 4.  Electrical & Electronics               7.87
 5.  Broadcasting & Publishing              4.96

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

---------------

(a) Prior to 5/1/99 the portfolio was known as The Global Contrarian Portfolio.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             JAPAN (20.7%)
     6,500   Aoi Advertising Promotion Inc.
              (22)..............................  $   116,321
       700   Avex Inc. (13).....................      174,555
     1,000   Drake Beam Morin Japan Inc. (28)...      325,641
     1,000   Fast Retailing Co. Ltd. (31).......      406,806
       500   Funai Electric Co. Ltd. (11).......      294,348
     1,300   Hokuto Corp. (15)..................       69,793
    18,000   Japan Asia Investment Co. Ltd.
              (14)..............................      295,717
    22,000   Japan Radio Co. (29)...............      212,987
       600   Kadokawa Shoten Publishing Co.
              (22)..............................      201,838
     5,000   Kinseki (11).......................       53,051
     1,000   Kobayashi Pharmaceutical Co. Ltd.
              (23)..............................       78,232
     3,800   Koei Co. Ltd. (9)..................      136,006
         5   *Liquid Audio Japan Inc. (28)......      317,328
     6,000   Meiki Co. Ltd. (20)................      143,751
     3,000   Misumi Corp. (34)..................      236,163
     4,000   Mitsumi Electric (11)..............      125,171
     1,200   Moshi Moshi Hotline Inc. (29)......      165,461
     1,900   Mycal Card Inc. (14)...............       60,385
     1,590   Nichii Gakkan Co. (28).............      310,817
    24,000   Nippon Thompson (11)...............      198,083
     3,600   Nissin Co. Ltd. (14)...............      147,858
     8,000   Nitori Co. (34)....................      320,751
     9,000   Nitto Kohki Co. Ltd. (20)..........      188,783
     2,000   Pasona Softbank Inc. (14)..........      158,811
     2,200   Plaza Create (28)..................      225,895
     3,000   Q' sai Co. Ltd. (15)...............      187,757
     2,000   Right On Co. (13)..................      195,580
     3,000   Rock Field Co. (15)................      115,881
    10,000   Sailor Pen Co. Ltd. (13)...........      205,359
     4,000   Shinkawa (20)......................      142,773
     4,000   Sumisho Computer Systems Corp.
              (9)...............................      275,377
    16,000   Toyo Communication Equipment
              (29)..............................      297,281
       900   Trans Cosmos (9)...................      383,728
     1,700   Trend Micro Inc. (9)...............      428,907
     2,000   Venture Link Co. Ltd. (28).........      173,088
     4,000   Yamada Denki (27)..................      434,187
     3,000   Yokowo Co. Ltd. (11)...............       74,809
                                                  -----------
                                                    7,879,279
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM (13.7%)
     3,100   *ARM Holdings PLC ADR (11).........  $   593,650
     2,200   *Autonomy Corp. (29)...............      106,700
    10,050   *Baltimore Technologies PLC (28)...      833,423
     1,500   *EBookers.com PLC ADR (28).........       25,969
     3,400   Eidos PLC (13).....................      299,824
     9,000   FI Group PLC (28)..................      111,770
     4,000   Filtronic PLC (11).................      136,568
    12,600   Guardian IT (28)...................      195,420
     8,000   *Imagination Technologies Group PLC
              (28)..............................       52,556
     2,000   *Independent Energy Hldgs PLC ADR
              (12)..............................       66,625
     8,000   Kewill Systems PLC (20)............      202,586
     7,000   *Kingston Communication (Hull) PLC
              (29)..............................       86,366
    18,100   Matalan (31).......................      498,622
     7,000   Nestor Healthcare Group PLC (23)...       73,057
    10,000   Pace Micro Technology PLC (29).....       85,355
    16,500   RM PLC (9).........................      228,941
    51,000   Saatchi & Saatchi PLC (28).........      307,399
   100,000   *Scoot.com PLC (22)................      243,524
    23,000   Securicor PLC (28).................       59,174
     8,000   *Shire Pharmaceuticals Grp PLC
              (23)..............................       80,064
    53,000   Taylor Nelson (28).................      234,552
    44,416   *Trafficmaster PLC (28)............      655,809
     7,000   Ultraframe (5).....................       57,483
                                                  -----------
                                                    5,235,437
                                                  -----------
             SWEDEN (8.3%)
     7,000   *A-Com AB (22).....................      159,579
     3,900   *Connecta AB (28)..................      132,904
     3,050   *Framtidsfabriken AB (28)..........      551,945
    13,000   *Icon Medialab Intl. AB (28).......      452,179
     4,000   *Industrial & Financial Systems
              (11)..............................       86,958
     1,400   *Information Highway AB (11).......      231,965
     2,000   Linne Group AB (9).................       55,700
     5,900   *Modern Times Group CL B (22)......      292,577
    10,000   *Readsoft AB (9)...................      182,141
    81,000   Rotternos AB (16)..................      107,557
     2,800   Sigma AB CL B (11).................       59,883
    10,000   *SwitchCore AB (29)................      408,936
     3,500   *Telelogic AB (11).................      185,901
    15,650   *Teligent AB (29)..................      266,660
                                                  -----------
                                                    3,174,885
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             HONG KONG (7.8%)
    54,000   Asia Satellite Telecom Hldgs Ltd.
              (29)..............................  $   170,541
   157,000   China Everbright Ltd. (27).........      129,260
    39,400   *China Pharmaceutical Enterprise &
              Investment Corp. Ltd. (23)........          710
   222,000   City Telecom Ltd. (29).............      215,617
   112,000   Cosco Pacific Ltd. (32)............       92,931
    86,000   Esprit Asia Holdings Ltd. (27).....       92,931
   190,000   *Founder Hong Kong Ltd. (9)........      232,199
   223,800   Giordano International Ltd. (27)...      230,321
   119,000   *Great Wall Technology Co. (11)....      115,579
   300,000   Hanny Holdings Ltd. (9)............      283,656
   215,000   Hong Kong Construction Hldgs Ltd.
              (5)...............................       78,134
   108,000   Legend Holdings Ltd. (9)...........      268,142
   114,000   Li & Fung Ltd. (34)................      285,972
   360,000   *Quality Healthcare (23)...........      138,934
   164,000   Shaw Brothers Ltd. (13)............      190,931
   620,000   *Stone Electronic Technology
              (11)..............................      438,670
                                                  -----------
                                                    2,964,528
                                                  -----------
             GERMANY (7.6%)
     1,000   *ADVA AG Optical Networking (29)...      189,410
       600   *Brokat Infosystems AG (9).........      119,691
     1,150   CE Consumer Electronic AG (11).....      152,939
     3,200   *GFK AG (28).......................      132,184
     1,000   *GFT Ges Fuer Technologiecon AG
              (9)...............................      102,765
     2,400   *Intershop Communications AG (9)...      686,712
     5,126   Kamps AG (15)......................      356,347
     3,584   Kamps AG -- New (15)...............      240,124
     1,408   Medion AG (34).....................      125,826
     6,052   *Steag Hamatech AG (20)............      220,116
     4,935   *Tecis Holding AG (14).............      202,610
     1,000   *Tiscon Infosystems (9)............       62,062
     9,600   *Zapf Creation AG (13).............      319,176
                                                  -----------
                                                    2,909,962
                                                  -----------
             AUSTRALIA (5.9%)
    39,500   APN News & Media Ltd. (22).........       86,891
    10,509   Aristocrat Leisure Ltd. (13).......      151,126
    51,680   Challenger International Ltd.
              (14)..............................      139,815
     8,400   IXLA Ltd.( CALL-Option ) Strike
              Price: 0.2; Expiration
              Date:3-31-2000 (9)................        7,391
    55,500   *LibertyOne Ltd. (11)..............       61,226
    47,610   One Tel Ltd. (29)..................       73,468
   168,000   *PowerLan Ltd. (29)................      163,270
     2,000   *Protel International Ltd. (29)....        7,355
    83,670   *Sausage Software Ltd. (9).........      285,698
   139,500   *Secure Network Solutions Ltd.
              (28)..............................      632,059
    56,500   *Solution 6 Holdings Ltd. (9)......      615,872
    10,000   *Techniche Ltd. (29)...............       34,474
                                                  -----------
                                                    2,258,645
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (4.7%)
     1,350   *Biovail Corp. Intl. (23)..........  $   126,563
    54,000   *Breakwater Resources Ltd. (24)....      149,107
     8,400   *Canadian Hunter Exploration Ltd.
              (12)..............................      138,062
    18,400   *Canfor Corp. (16).................      215,197
     3,000   *Certicom Corp. (11)...............      178,547
     4,000   *Cinar Corp. (22)..................       98,000
     2,000   *Clearnet Communications Inc.
              (29)..............................       68,720
     5,200   *Clearnet Communications Inc.
              (29)..............................      178,750
     6,000   *Corel Corp. (9)...................       90,750
     6,000   *Cyberplex Inc. (9)................       75,779
     7,900   *Descartes Systems Grp Inc. (9)....      173,581
     5,800   *Microforum Inc. Warrants (9)......        2,890
    15,200   Newfoundland Capital Corp. Ltd.
              (22)..............................      104,401
     4,000   *Precision Drilling Corp. (12).....      102,422
     1,500   *Research in Motion Ltd. (11)......       69,239
                                                  -----------
                                                    1,772,008
                                                  -----------
             SINGAPORE & MALAYSIAN (4.6%)
     5,000   Creative Technology Ltd. (9).......       86,875
    79,000   Datacraft Asia Ltd. (28)...........      655,700
    80,000   Flextech Holdings Ltd. (11)........       89,823
   130,000   GES International Ltd. (11)........      140,498
    93,000   Keppel Telecom & Transport (29)....      151,324
    36,000   *Pacific Century Regional
              Developments Ltd. (26)............      516,602
    26,000   *Sembcorp Logistics Ltd. (32)......      105,374
                                                  -----------
                                                    1,746,196
                                                  -----------
             FRANCE (4.0%)
       600   *Alten (29)........................      103,490
       900   *Avenir Telecom (29)...............      170,650
     2,000   *Business Objects SA ADR (9).......      267,250
     2,200   *Consodata SA (28).................       99,743
       915   *Infogrames Entertainment (13).....      151,186
       400   *Integra -- Net SA (11)............       58,193
       906   *Intercall (28)....................       35,599
     3,500   *Ipsos (11)........................      289,505
       400   NRJ SA (22)........................      275,451
     1,000   *Valtech (28)......................       82,565
                                                  -----------
                                                    1,533,632
                                                  -----------
             SWITZERLAND (3.9%)
       500   4M Technologies Holding SA (11)....      150,563
        35   Disetronic Holdings AG (23)........      163,702
       500   Distefora Holding AG (27)..........      121,645
       179   Edipresse SA-Bearer (22)...........       99,026
       700   Gretag Imaging Group (28)..........      101,543
        43   *Kudelski SA (11)..................      256,805
       450   *Micronas Semiconductor Hldg AG
              (12)..............................      121,645
        37   Phonak Holding AG (11).............       63,268
       400   SEZ Holding AG (11)................      224,052
       600   Swisslog Holding AG (35)...........      175,394
                                                  -----------
                                                    1,477,643
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             FINLAND (3.5%)
    47,320   JOT Automation Group OYJ (11)......  $   440,993
     6,000   Metsa-Serla Oy CL B (16)...........       69,820
     1,000   Nokian Renkaat (3).................       38,084
    13,500   Perlos OYJ (11)....................      476,044
     7,000   PMJ Automec Oyj (11)...............       82,303
     3,464   Rapala Normark (13)................       16,752
     8,900   Talentum (22)......................      216,099
                                                  -----------
                                                    1,340,095
                                                  -----------
             SOUTH AFRICA (1.9%)
    38,990   Iscor Ltd. (24)....................      147,778
   216,200   Metro Cash and Carry Ltd. (34).....      246,181
     7,800   Nasionale Pers Beperk CL N (22)....       74,225
   222,500   Profurn Ltd. (27)..................      241,049
                                                  -----------
                                                      709,233
                                                  -----------
             GREECE (1.8%)
     3,850   Arcadia Metal Industrial C. Rokas
              S.A. (20).........................       84,331
     3,850   Arcadia Metal Industrial C. Rokas
              S.A. Rights (20)..................       69,073
       930   Chipita International (15).........       14,431
     4,200   *Interamerican Life Ins. Co. S.A.
              (19)..............................      138,860
     2,000   Maillis (35).......................       75,178
     5,700   Sarantis SA (23)...................      197,490
     1,035   Tiletipos S.A. (29)................       25,621
     3,500   *Warehouse S.A. (28)...............       73,303
                                                  -----------
                                                      678,287
                                                  -----------
             ISRAEL (1.6%)
     5,000   *Geo Interactive Media Grp PLC
              (9)...............................      140,370
     2,000   *Gilat Satellite Networks (11).....      237,500
     2,800   *NICE-Systems Ltd. ADR (28)........      137,725
     5,500   *Taro Pharmaceutical Ind. Ltd.
              (23)..............................       79,750
                                                  -----------
                                                      595,345
                                                  -----------
             DENMARK (1.2%)
     1,000   Falck A/S (28).....................      104,846
     2,000   *Vestas Wind Systems A/S (11)......      354,447
                                                  -----------
                                                      459,293
                                                  -----------
             SOUTH KOREA (1.1%)
     1,000   Cheil Communications Inc. (28).....       75,649
     9,000   Comtec System Co. Ltd. (11)........      122,061
       100   *Handysoft Corp. (11)..............       81,990
    15,500   Mirae Co. (28).....................      120,536
                                                  -----------
                                                      400,236
                                                  -----------
             NETHERLANDS (0.9%)
     8,650   *BE Semiconductor Ind. (11)........      124,187
     4,090   *Detron Group (29).................       88,182
     3,850   *Versatel Telecom Intl. (29).......      135,761
                                                  -----------
                                                      348,130
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             IRELAND (0.6%)
     5,000   *Trintech Group PLC ADR (9)........  $   247,500
                                                  -----------
             TURKEY (0.6%)
   580,000   Hurriyet Gazetecilik ve Matbaacilik
              A.S. (22).........................      106,932
   500,000   *Tat Konserve Sanayii A.S. (15)....      124,447
                                                  -----------
                                                      231,379
                                                  -----------
             ITALY (0.5%)
    12,000   Class Editori SPA (22).............      209,157
                                                  -----------
             SPAIN (0.5%)
     8,550   NH Hoteles S.A. (18)...............       96,306
     5,000   Zeltia S.A. (23)...................       88,156
                                                  -----------
                                                      184,462
                                                  -----------
             AUSTRIA (0.2%)
     2,400   DO & CO Restaurants & Catering AG
              (15)..............................       90,191
                                                  -----------
             NORWAY (0.2%)
     6,000   *Tandberg ASA (29).................       78,402
                                                  -----------
             PHILIPPINES (0.1%)
    44,000   *ABS-CBN Broadcasting Corp. (22)...       54,591
                                                  -----------
             HUNGRY (0.1%)
     2,359   *North American Bus Ind. (3).......       49,520
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (96.0%)
              (COST $19,830,093)................  $36,628,036
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (6.4%)
$2,446,000   State Street Bank 2.500% due
              01/03/00 repurchase price
              $2,446,503 collateralized by U.S.
              Treasury Bond due 05/15/04 (Cost
              $2,020,000).......................  $ 2,446,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (6.4%)
              (COST $2,446,000).................  $ 2,446,000
                                                  -----------
             TOTAL HOLDINGS (102.4%) (COST
              $22,276,093)(A)...................  $39,074,036
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-2.4%)...............     (927,409)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $38,146,627
                                                  ===========

---------------

*          Non-income producing securities.
ADR        (American depository receipt) represents ownership of
           foreign securities.
PLC        Public Limited Company.
(a)        Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Cement
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Diversified
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Wholesale
(35)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $22,276,093).............  $39,074,036
  Cash in bank..............................      196,075
  Unrealized gain on forward currency
    contracts (note 5)......................       11,864
  Receivable for securities sold............      247,736
  Receivable for fund shares sold...........       11,111
  Dividends and accrued interest
    receivable..............................       15,526
  Other.....................................           81
                                              -----------
    Total assets............................   39,556,429
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       16,752
  Payable for securities purchased..........    1,303,740
  Payable for fund shares redeemed..........       21,674
  Payable for investment management services
    (note 3)................................       32,457
  Other accrued expenses....................       35,179
                                              -----------
    Total liabilities.......................    1,409,802
                                              -----------
Net assets at market value..................  $38,146,627
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,884,191
  Paid-in capital in excess of par value....   19,314,839
  Accumulated net realized gain on
    investments (note 1)....................      163,454
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   16,797,943
    Foreign currency related transactions...       (8,913)
    Forward currency contracts (note 5).....       (4,887)
                                              -----------
Net assets at market value..................  $38,146,627
                                              ===========
Shares outstanding (note 4).................    1,884,191
Net asset value per share...................  $     20.25
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    42,799
  Dividends (net of $8,047 foreign taxes
    withheld)...............................      156,165
                                              -----------
    Total investment income.................      198,964
                                              -----------
Expenses:
  Management fees (note 3)..................      239,451
  Accounting, custody, and transfer agent
    fees (note 3)...........................      256,654
  Directors' fees (note 3)..................          694
  Professional fees.........................        3,172
  Printing, postage, and proxy fees.........        7,371
  Other.....................................       47,574
                                              -----------
    Total expenses..........................      554,916
                                              -----------
    Net investment loss.....................  $  (355,952)
                                              -----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................  $ 3,970,825
    Forward currency related transactions...     (377,055)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................   17,788,741
      Foreign currency related
         transactions.......................        4,835
                                              -----------
      Net gain on investments...............   21,387,346
                                              -----------
      Net increase in net assets from
         operations.........................  $21,031,394
                                              ===========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (D)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income (loss)..............................  $  (355,952)  $   479,653
  Realized gain on investments and foreign currency
    transactions............................................    3,593,770     1,799,973
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   17,793,576    (1,711,464)
                                                              -----------   -----------
      Net increase in net assets from operations............   21,031,394       568,162
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0      (479,631)
  Capital gains and foreign currency related transaction
    distributions...........................................   (3,775,161)   (1,831,630)
                                                              -----------   -----------
      Total dividends and distributions.....................   (3,775,161)   (2,311,261)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    6,574,950     4,215,794
  Received from dividends reinvested........................    3,775,161     2,311,261
  Paid for shares redeemed..................................   (9,277,931)   (2,989,242)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,072,180     3,537,813
                                                              -----------   -----------
         Increase in net assets.............................   18,328,413     1,794,714
Net Assets:
  Beginning of period.......................................   19,818,214    18,023,500
                                                              -----------   -----------
  End of period.............................................  $38,146,627   $19,818,214
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,            APRIL 1,
                                                              ------------------------------------       1995 TO
                                                               1999      1998      1997      1996     DEC. 31, 1995
                                                              ------    ------    ------    ------    -------------
Per share data:
Net asset value, beginning of period........................  $10.76    $11.73    $11.66    $10.80       $10.00
Income from investment operations:
  Net investment income (loss)..............................   (0.20)     0.29      0.29      0.28         0.13
  Net realized & unrealized gain on investments & foreign
    currency transactions...................................   11.81      0.12      1.03      1.00         0.75
                                                              ------    ------    ------    ------       ------
    Total income from investment operations.................   11.61      0.42      1.32      1.28         0.88
                                                              ------    ------    ------    ------       ------
Less distributions:
  Dividends from net investment income......................    0.00     (0.29)    (0.38)    (0.24)       (0.08)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................   (2.12)    (1.10)    (0.87)    (0.18)        0.00
                                                              ------    ------    ------    ------       ------
    Total distributions.....................................   (2.12)    (1.39)    (1.25)    (0.42)       (0.08)
                                                              ------    ------    ------    ------       ------
Net asset value, end of period..............................  $20.25    $10.76    $11.73    $11.66       $10.80
                                                              ======    ======    ======    ======       ======
Total return................................................  108.51%     3.53%    11.67%    12.09%        8.89%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    2.06%     1.30%     1.32%     1.29%        1.58%(a,c)
  Ratio of net investment income (loss) to average net
    assets..................................................   (1.44)%    2.48%     2.33%     2.44%        1.64%(a,c)
Portfolio turnover rate.....................................     314%       55%       29%       18%           6%
Net assets at end of period (millions)......................  $ 38.1    $ 19.8    $ 18.0    $ 11.3       $  4.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the International Small Company Portfolio for the period ended December 31, 1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.

(d) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURNS:
One-year                                      5.76%
Three-year                                    8.67%
Since inception (3/31/95)                    11.00%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The stock market surged to the upside in the fourth quarter despite the Federal Reserve's decision to hike short-term interest rates in the face of a global economic strength. The absence of inflation and the Fed's resolve to keep inflation contained gave investors the confidence to move back into stocks after a six-month period of market consolidation. Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period, particularly technology issues.

The Russell 2500 Index has replaced the NASDAQ Composite Index as the benchmark for the Aggressive Growth Portfolio because it more closely matches the investment style and objectives of the portfolio. The Fund had good relative performance with the Russell 2500 benchmark during the period. The improved relative and absolute performance came primarily from a mid-year decision to boost the fund's exposure to technology stocks. Our telecommunications, Internet infrastructure beneficiaries, and real estate selections led the relative outperformance of the Fund. An overweight in media also assisted relative performance for the period. The market's advance benefited from strong corporate profits and subsiding concerns over Y2K.

We remain overweight in the consumer cyclical, retail, and technology (with emphasis on telecommunications and Internet infrastructure beneficiaries) sectors. Given the current interest rate environment, we will continue to maintain our underweights within financial industries.

The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business to business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands and a host of other applications. The successful implementation of technology remains an essential source of global competitiveness with superior returns on capital and market share gains the principal result.

Our outlook is mixed. The economy and corporate profits remain strong, but rising interest rates and technology valuations are points of concern. Our strategy in this environment is to stay the course with the successful portfolio we have had over the past few months with a slightly reduced risk profile. Should the main areas of risk prove to be a problem, our relatively small size gives us a flexibility advantage compared to our larger competitors.

During the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We expect the Fed to remain vigilant, poised to nudge interest rates preemptively higher to offset signs of inflationary pressure. In our view, companies able to generate unit growth will continue to be the big winners (without pricing, unit growth supports the higher revenue run rates needed to offset cost pressures) in this environment.

As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement regardless of market capitalization or industry in order to consistently outperform the broader market averages.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                              AGGRESSIVE GROWTH PORTFOLIO    NASDAQ COMPOSITE INDEX        RUSSELL 2500 INDEX
                                                 (COMMENCED OPERATIONS       ----------------------        ------------------
                                                    MARCH 31, 1995)
                                              ---------------------------
                                                        10000.00                    10000.00                    10000.00
                                                        11027.00                    11422.00                    10891.00
'96'                                                    12792.60                    15797.40                    14597.70
                                                        13448.80                    17645.70                    16240.00
'97'                                                    14395.60                    19216.20                    18153.00
                                                        15547.30                    23186.20                    19180.50
'98'                                                    15524.00                    26833.40                    18359.60
                                                        14740.00                    32871.00                    20357.10
'99'                                                    16417.40                    49796.20                    22793.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Pinnacle Holdings                       3.52
 2.  Oracle Corporation                      3.51
 3.  Microsoft Corp                          2.72
 4.  Central Garden & Pet                    2.69
 5.  Cisco Systems Inc                       2.62
 6.  DoubleClick Inc                         2.58
 7.  AMFM Inc                                2.54
 8.  Infinity                                2.36
 9.  Microcell                               2.22
10.  Viacom Inc Cl. B                        2.22

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer and Related                  16.32
 2.  Computer Software                     10.36
 3.  Communications                         8.84
 4.  Broadcast Radio & TV                   7.98
 5.  Oil, Energy and Natural Gas            7.39

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             ADVERTISING (3.3%)
     2,375   *DoubleClick Inc. .................  $   601,023
     1,000   *Lamar Advertising Co. CL A........       60,563
     2,625   *Valassis Communications Inc. .....      110,906
                                                  -----------
                                                      772,492
                                                  -----------
             AUTOMOTIVE & RELATED (1.1%)
     9,000   Oshkosh Truck Corp. ...............      263,813
                                                  -----------
             BANKING (1.4%)
    12,800   TCF Financial Corp. ...............      318,400
                                                  -----------
             BROADCAST RADIO & TV (9.5%)
     7,575   *AMFM Inc. ........................      592,744
     4,900   *Clear Channel Communications......      437,325
     2,800   *Emmis Communications CL A.........      348,994
    15,216   *Infinity Broadcasting Corp A......      550,629
     3,650   *MediaOne Group Inc. ..............      280,365
                                                  -----------
                                                    2,210,057
                                                  -----------
             BUSINESS SERVICES (1.1%)
     1,100   *CSG Systems Intl. Inc. ...........       43,863
     1,950   *Consolidated Graphics Inc. .......       29,128
     4,225   *Pierce Leahy Corp. ...............      182,731
                                                  -----------
                                                      255,722
                                                  -----------
             CABLE TELEVISION (0.3%)
     1,200   *Adelphia Communications CL A......       78,750
                                                  -----------
             COMMUNICATIONS (5.3%)
     1,800   *BroadWing Inc. ...................       66,375
       400   *Ciena Corp. ......................       23,000
     1,000   *Globalstar Telecommunications.....       44,000
     3,100   Lucent Technologies Inc. ..........      231,919
       700   *Nextel Communications Inc. .......       72,188
    19,350   *Pinnacle Holdings Inc. ...........      819,956
                                                  -----------
                                                    1,257,438
                                                  -----------
             COMPUTER & RELATED (13.4%)
       750   *Ariba Inc. .......................      133,031
     5,700   *Cisco Systems Inc. ...............      610,612
     3,680   *Dell Computer Corp. ..............      187,680
     3,400   *EMC Corp. ........................      371,450
     2,225   Hewlett-Packard Co. ...............      253,511
     3,250   *Intel Corp. ......................      267,516
     3,025   Intl. Business Machines............      326,700
     2,100   *Lexmark Intl. Group Inc. CL A.....      190,050
     3,050   *Microchip Technology Inc. ........      208,734
     1,325   *Sandisk Corp. ....................      127,531
       575   *VerticalNet Inc. .................       94,300
       835   *Yahoo! Inc. ......................      361,294
                                                  -----------
                                                    3,132,409
                                                  -----------
             COMPUTER SOFTWARE (10.4%)
       400   *Braun Consulting..................       28,600
     1,500   *Legato Systems Inc. ..............      103,219
     5,425   *Microsoft Corp. ..................      633,369
     7,300   *Oracle Corp. .....................      818,056
     2,500   *Pinnacle Systems Inc. ............      101,719
     5,400   *USinternetworking Inc. ...........      377,325
     2,175   *Vignette Corp. ...................      354,525
                                                  -----------
                                                    2,416,813
                                                  -----------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (0.5%)
       850   Motorola Inc. .....................  $   125,162
                                                  -----------
             DRUGS (0.4%)
     2,250   Jones Pharma Inc. .................       97,734
                                                  -----------
             DURABLE GOODS (0.6%)
     3,900   Applied Power Inc. CL A............      143,325
                                                  -----------
             EDUCATION/SCHOOLS (1.2%)
    17,900   *ITT Educational Services Inc. ....      276,331
                                                  -----------
             ELECTRICAL EQUIPMENT (6.1%)
     1,300   *Agilent Technologies Inc. ........      100,506
       750   *Applied Material Inc. ............       95,016
     4,800   *Atmel Corp. ......................      141,900
       600   *JDS Uniphase Corp. ...............       96,788
     6,650   *Kent Electronics Corp. ...........      151,287
     4,400   Methods Electronics CL A...........      141,350
       950   *Rambus Inc. ......................       64,066
     7,225   *Rayovac Corp. ....................      136,372
     1,100   *SDL Inc. .........................      239,800
     1,350   Texas Instruments Inc. ............      130,781
     4,100   *Vishay Intertechnology Inc. ......      129,663
                                                  -----------
                                                    1,427,529
                                                  -----------
             ENTERTAINMENT & LEISURE (4.7%)
     5,725   *Bally Total Fitness Corp. ........      152,786
    27,000   *Movie Gallery Inc. ...............      116,437
    13,300   *Park Place Entertainment..........      166,250
     5,193   *SCP Pool Corp. ...................      134,693
     8,550   *Viacom Inc. CL B..................      516,741
                                                  -----------
                                                    1,086,907
                                                  -----------
             FIBER OPTICS (0.3%)
       425   *E-Tek Dynamics Inc. ..............       57,216
                                                  -----------
             FINANCIAL SERVICES (2.2%)
     4,276   Citigroup..........................      237,585
       960   Household Intl. Inc. ..............       35,760
     2,050   *Nova Corp. .......................       64,703
     6,100   Waddell & Reed Financial CL A......      165,463
                                                  -----------
                                                      503,511
                                                  -----------
             INSURANCE SERVICES (0.6%)
     4,600   Protective Life....................      146,338
                                                  -----------
             INTERNET SOFTWARE & SERVICES (3.3%)
    12,125   *Alloy Online Inc. ................      190,969
     5,950   *America Online Inc. ..............      448,853
       800   *Internet Capital Group Inc. ......      136,000
                                                  -----------
                                                      775,822
                                                  -----------
             MEDIA & PUBLISHING (0.3%)
     1,200   *CBS Corp. ........................       76,725
                                                  -----------
             MEDICAL & RELATED (2.8%)
       400   *Hanger Orthopedic Group Inc. .....        4,000
     1,600   *Medimmune Inc. ...................      265,400
     2,500   *Priority Healthcare Corp. ........       72,344
    12,150   *Syborn Intl. Corp. ...............      299,953
                                                  -----------
                                                      641,697
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             NETWORK PRODUCTS (0.9%)
     5,500   *Cabletron Systems.................  $   143,000
       225   *Juniper Networks Inc. ............       76,500
                                                  -----------
                                                      219,500
                                                  -----------
             OIL, ENERGY & NATURAL GAS (7.4%)
     6,100   *BJ Services Co. ..................      255,056
     2,650   *Cooper Cameron Corp. .............      129,684
     4,300   Devon Energy Corp. ................      141,362
     4,900   *Marine Drilling Co. Inc. .........      109,944
     9,700   *Nabors Industries Inc. ...........      300,094
     7,325   *Noble Drilling Corp. .............      239,894
    42,500   *Ocean Energy Inc. ................      329,375
    17,200   Union Pacific Resources Group......      219,300
                                                  -----------
                                                    1,724,709
                                                  -----------
             PERSONAL SERVICES (2.1%)
     1,300   *Carriage Services Inc. CL A.......        7,719
    44,500   *Coinmach Laundry Corp. ...........      472,812
                                                  -----------
                                                      480,531
                                                  -----------
             RENTAL & LEASING (1.2%)
     3,950   Hertz Corp. .......................      197,994
     4,025   *Rent-A-Center Inc. ...............       79,745
                                                  -----------
                                                      277,739
                                                  -----------
             RETAIL (6.8%)
       850   *Amazon.com Inc. ..................       64,706
    60,575   *Central Garden & Pet Co. .........      628,466
     3,800   *Insight Enterprises Inc. .........      154,375
    11,900   Regis Corp Minn. RJQ ..............      224,612
     4,100   *Stamps.com Inc. ..................      170,662
    30,050   *Sunglass Hut International........      338,063
                                                  -----------
                                                    1,580,884
                                                  -----------
             THERAPEUTICS (0.8%)
       400   *Abgenix Inc. .....................       53,000
     5,300   *Neurocrine Biosciences Inc. ......      131,175
                                                  -----------
                                                      184,175
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (2.1%)
       750   *Powertel Inc. ....................       75,281
     4,600   *Sonera Corp. .....................      318,550
     1,600   *Tut Systems Inc. .................       85,800
                                                  -----------
                                                      479,631
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.4%)
     6,400   *Wisconsin Central Trans. Corp. ...       86,000
                                                  -----------
             TOTAL U.S. COMMON STOCK (90.5%)
              (COST $17,245,624)................  $21,097,360
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (2.2%)
             TELECOMMUNICATIONS & CELLULAR (2.2%)
    15,750   *Microcell Telecommunications......  $   517,781
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             FINLAND (2.9%)
             COMMUNICATIONS (1.9%)
     2,375   Nokia Corp-Spon ADR................  $   451,250
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (1.0%)
     3,300   *Sonera OYJ........................      225,082
                                                  -----------
             TOTAL FINLAND......................      676,332
                                                  -----------
             GERMANY (0.5%)
             COMMUNICATIONS (0.5%)
         3   NTT Mobile.........................      115,187
                                                  -----------
             LUXEMBOURG (0.1%)
             TELECOMMUNICATIONS & CELLULAR (0.1%)
       425   *Millicom Intl. Cellular SA........       26,509
                                                  -----------
             SWEDEN (0.6%)
             TELECOMMUNICATIONS & CELLULAR (0.6%)
     2,200   Ericsson (LM) Tel-SP...............      144,513
                                                  -----------
             UNITED KINGDOM (2.0%)
             COMMUNICATIONS (1.0%)
     4,825   *Vodafone Airtouch PLC-SP ADR......      238,838
             COMPUTER & RELATED (1.0%)
     5,200   *Psion PLC.........................      226,283
                                                  -----------
             TOTAL UNITED KINGDOM...............      465,121
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (8.3%)
              (COST $1,381,894).................  $ 1,945,443
                                                  -----------
             TOTAL COMMON STOCK (98.8%)
              (COST $18,627,518)................  $23,042,803
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             GOVERNMENT (0.1%)
$   30,000   U.S. T-Bill 5.070% 02/10/00........  $    29,831
             TOTAL SHORT-TERM NOTES (0.1%)
              (COST $29,831)....................  $    29,831
                                                  -----------

   FACE
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.2%)
$  277,000   Firstar 1.000% 01/03/00 repurchase
              price $277,023 collateralized by
              GNMA certificates pool #8375 due
              02/20/24 (Cost $277,000)..........  $   277,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (1.2%)
              (COST $277,000)...................  $   277,000
                                                  -----------
             TOTAL HOLDINGS (100.1%)
              (COST $18,934,349) (A)............  $23,349,634
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.1%)...............      (25,554)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $23,324,080
                                                  ===========

---------------

  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $18,934,349).............  $23,349,634
  Cash in bank..............................          341
  Receivable for fund shares sold...........       18,730
  Dividends and accrued interest
    receivable..............................        2,029
  Other.....................................          735
                                              -----------
    Total assets............................   23,371,469
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       15,374
  Payable for investment management services
    (note 3)................................       14,917
  Other accrued expenses....................       17,098
                                              -----------
    Total liabilities.......................       47,389
                                              -----------
Net assets at market value..................  $23,324,080
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,978,164
  Paid-in capital in excess of par value....   19,479,071
  Accumulated net realized loss on
    investments (note 1)....................   (2,548,440)
  Net unrealized appreciation on investments
    (note 1)................................    4,415,285
                                              -----------
Net assets at market value..................  $23,324,080
                                              ===========
Shares outstanding (note 4).................    1,978,164
Net asset value per share...................  $     11.79
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    27,796
  Dividends.................................      119,691
                                              -----------
    Total investment income.................      147,487
                                              -----------
Expenses:
  Management fees (note 3)..................      186,707
  Custodian fees (note 3)...................        4,849
  Directors' fees (note 3)..................        1,050
  Professional fees.........................        4,791
  Accounting and transfer agent fees........       18,327
  Other.....................................        7,455
                                              -----------
    Total expenses..........................      223,179
                                              -----------
    Net investment loss.....................  $   (75,692)
                                              -----------
Realized and unrealized loss on investments:
  Net realized loss from:
    Investments.............................  $(1,569,512)
    Futures contracts.......................     (671,692)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
    Investments.............................    3,209,009
    Futures contracts.......................      (33,150)
                                              -----------
    Net gain on investments.................      934,655
                                              -----------
    Net increase in net assets from
      operations............................  $   858,963
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment loss.......................................  $   (75,692)  $   (21,640)
  Realized gain (loss) on investments and futures
    contracts...............................................   (2,241,204)    1,441,462
  Unrealized appreciation on investments and futures
    contracts...............................................    3,175,859       374,808
                                                              -----------   -----------
      Net increase in net assets from operations............      858,963     1,794,630
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0             0
  Capital gains distributions...............................            0    (1,782,997)
                                                              -----------   -----------
      Total dividends and distributions.....................            0    (1,782,997)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,879,661     7,546,285
  Received from dividends reinvested........................            0     1,782,997
  Paid for shares redeemed..................................   (7,861,693)   (2,786,473)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (3,982,032)    6,542,809
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (3,123,069)    6,554,442
Net Assets:
  Beginning of period.......................................   26,447,149    19,892,707
                                                              -----------   -----------
  End of period.............................................  $23,324,080   $26,447,149
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                     YEARS ENDED DECEMBER 31,               APRIL 1,
                                                              ---------------------------------------        1995 TO
                                                               1999       1998       1997       1996      DEC. 31, 1995
                                                              ------     ------     ------     ------     -------------
Per share data:
Net asset value, beginning of period........................  $11.15     $11.09     $10.03     $11.84        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.03)     (0.01)     (0.05)      1.64          1.56
  Net realized and unrealized gain (loss) on investments....    0.67       0.88       1.29      (1.59)         1.08
                                                              ------     ------     ------     ------        ------
    Total income from investment operations.................    0.64       0.87       1.24       0.05          2.64
                                                              ------     ------     ------     ------        ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.14)     (1.86)        (0.80)
  Distributions from net realized capital gains.............    0.00      (0.81)     (0.04)      0.00          0.00
                                                              ------     ------     ------     ------        ------
    Total distributions.....................................    0.00      (0.81)     (0.18)     (1.86)        (0.80)
                                                              ------     ------     ------     ------        ------
Net asset value, end of period..............................  $11.79     $11.15     $11.09     $10.03        $11.84
                                                              ======     ======     ======     ======        ======
Total return................................................    5.76%      7.84%     12.53%      0.76%        26.95%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%      0.94%      0.97%      1.01%         1.02%(a)
  Ratio of net investment income (loss) to average net
    assets..................................................   (0.32)%    (0.09)%    (0.40)%    15.81%        18.18%(a)
Portfolio turnover rate.....................................     241%       203%       193%      1987%         1488%
Net assets at end of period (millions)......................  $ 23.3     $ 26.4     $ 19.9     $ 12.0        $  4.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    104.95%
Since inception (1/3/97)                     29.40%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned 69.57% for the second half, 1999 and 106.90% for the full year ending December 31, 1999. This compares with the Russell Mid Cap Growth Index returns of 32.51% and 51.31% respectively for the same periods.

The key factors that led to the favorable results in the second half were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Mid Cap Growth Index of 51.31% vs. -0.10% for the Russell Mid Cap Value Index. Second, we were overweighted in the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Fund outperformed the stocks held in the benchmark. This was especially true in the technology sector where the Fund's technology holdings significantly outperformed those technology stocks represented in the Russell Mid Cap Growth Index. In addition, the Fund's holdings in the Consumer, Health Care, Industrial and Services sectors well exceeded those of the benchmark.

Throughout all of 1999, consumers continued to spend, the manufacturing sector continued to grow, corporate profits remained strong, jobs were plentiful and inflation remained low. During the year, foreign economies began to recover. By the end of the year, the strength and length of the bull market has surpassed most expectations. And now, computer-related Y2K worries appear to be over. Few economists are predicting the economy will slow significantly in 2000. During the second half of 1999, the Fed raised interest rates three times to absorb the additional liquidity it injected into the market in 1998. While many predicted that the third increase would be disruptive, the stock market barely missed a beat. The question for the new year is whether the Fed will raise interest rates beyond reversing what it had done in 1998, with the intention of slowing the economy. Some economists are already predicting that the Fed will raise rates one of more time in early 2000. In response, worried investors sent the market down sharply in early January believing that Alan Greenspan would indeed take the millennium punchbowl away.

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. And according to L. Keith Mullins of Salomon Smith Barney, he predicts a "significant rotation by institutional capital" into small- and mid-cap stocks. If Institutional investors begin to rotate more assets out of large-caps and retail investors continue their shift begun at the end of last year, we believe small- and mid-cap stocks could enjoy a second year of strong performance.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
'97'                                                                      9691.92                            13169.10
                                                                         11069.10                            15145.80
'98'                                                                     10546.70                            16312.00
                                                                         12823.70                            18165.00
'99'                                                                     21615.60                            21959.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Infospace.com                           2.86
 2.  VERISIGN, INC.                          2.85
 3.  Triquint Semiconductor, Inc.            2.76
 4.  Medimmune, Inc.                         2.69
 5.  JDS Uniphase                            2.67
 6.  MicroStrategy Inc.                      2.60
 7.  Emulex Corp                             2.57
 8.  Lycos Inc.                              2.30
 9.  GETTY IMAGES, INC.                      2.30
10.  Lamar Advertising                       2.27

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer and Related                   17.58
 2.  Retail                                  9.04
 3.  Medical and Related                     8.09
 4.  Internet Service Providers              8.05
 5.  Internet Software                       7.94

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          ADVERTISING (6.6%)
 14,800   *Getty Images Inc. ...................  $   723,350
 11,800   *Lamar Advertising Co. ...............      714,638
  6,500   Omnicom Group ........................      650,000
                                                  -----------
                                                    2,087,988
                                                  -----------
          BROADCAST RADIO & TV (2.1%)
 18,750   *Infinity Broadcasting Corp. .........      678,516
                                                  -----------
          COMMUNICATIONS (6.8%)
  4,300   *Ciena Corp. .........................      247,250
  7,300   *Commscope Inc. ......................      294,281
  6,600   *Exodus Communications Inc. ..........      586,163
  5,200   *JDS Uniphase Corp. ..................      838,825
    500   *MCK Communications Inc. .............       11,250
  3,000   *Powerwave Technologies Inc. .........      175,125
                                                  -----------
                                                    2,152,894
                                                  -----------
          COMPUTER & RELATED (9.9%)
  4,600   *Bea Systems..........................      321,713
  7,200   *Emulex Corp. ........................      810,000
  3,400   *Redback Networks.....................      603,500
  4,700   *Verisign Ubc.........................      896,525
  3,300   *Veritas Software Corp. ..............      472,312
                                                  -----------
                                                    3,104,050
                                                  -----------
          COMPUTER SOFTWARE (6.0%)
  2,000   *Active Software Inc. ................      184,000
  1,300   *Broadbase Software...................      146,250
    500   *Intertrust Technologies..............       58,812
  4,100   *Informatica Corp. ...................      436,138
  3,900   *MicroStrategy Inc. ..................      819,000
  1,200   *VA Linux Systems Inc. ...............      247,950
                                                  -----------
                                                    1,892,150
                                                  -----------
          CONSULTING SERVICES (1.8%)
 13,100   *USWeb Corp. .........................      582,131
                                                  -----------
          CONSUMER PRODUCTS (1.2%)
  5,200   *Gemstar Intl. Group..................      370,500
                                                  -----------
          ELECTRONIC COMPONENTS/SEMICONDUCTORS (8.3%)
 11,000   *Atmel Electronic Co. ................      325,188
  9,300   *Cypress Semiconductor Corp. .........      301,087
  6,800   *Fairchild Semiconductor Intl.........      202,300
  5,400   *Integrated Device Technology Inc. ...      156,600
  3,700   *LSI Logic Corp. Designs..............      249,750
  3,500   *Microchip Technologies...............      239,531
  1,600   *QLogic Corp. ........................      255,800
  7,800   *Triqunit Semiconductor...............      867,750
                                                  -----------
                                                    2,598,006
                                                  -----------
          ENTERTAINMENT & LEISURE (1.0%)
 10,400   *Premier Parks........................      300,300
                                                  -----------
          FIBER OPTICS (1.9%)
  3,100   *C-Cor.Net Corp. .....................      237,538
    800   *Finisar Corp. .......................       71,900
    900   *Sycamore Networks Inc. ..............      277,200
                                                  -----------
                                                      586,638
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          FINANCIAL SERVICES (1.8%)
 10,200   *Ameritrade Holdings..................  $   221,213
 13,500   *E Trade Group........................      352,687
                                                  -----------
                                                      573,900
                                                  -----------
          FOOD & RELATED (0.5%)
  3,200   *Whole Food Market....................      148,400
                                                  -----------
          INTERNET CONTENT (1.2%)
 10,900   *Rare Medium Group....................      371,963
                                                  -----------
          INTERNET SERVICE PROVIDER (8.1%)
  3,600   *Ariba Inc. ..........................      638,550
  4,200   *Infospace.com........................      898,800
  9,100   *Lycos Inc. ..........................      724,019
  5,900   *Verio Inc. ..........................      272,506
                                                  -----------
                                                    2,533,875
                                                  -----------
          INTERNET SOFTWARE (7.8%)
    900   *Akamai Technologies..................      294,863
  3,900   *Art Tech Group.......................      507,000
  2,200   *Broadvision Inc. ....................      374,137
  2,100   *Commerce One Inc. ...................      412,650
  2,000   *F5 Networks Inc. ....................      228,000
  2,600   *Viant Corp. .........................      257,400
  2,600   *Vignette Corp. ......................      423,800
                                                  -----------
                                                    2,497,850
                                                  -----------
          MEDICAL & RELATED (6.5%)
 10,700   *Allscripts Inc. .....................      470,800
  4,600   *Celgene Corp. .......................      322,000
  9,200   *Medics Pharmaceutical................      391,575
  5,100   *Medimmune Inc. ......................      845,963
                                                  -----------
                                                    2,030,338
                                                  -----------
          NETWORK PRODUCTS (1.1%)
  1,000   *Juniper Networks Inc. ...............      340,000
                                                  -----------
          OIL, ENERGY & NATURAL GAS (3.3%)
 11,700   *Cooper Cameron Corp. ................      572,569
  9,500   Diamond Offshore Drilling.............      290,344
  9,600   EOG Resources Inc. ...................      168,600
                                                  -----------
                                                    1,031,513
                                                  -----------
          RENTAL & LEASING (0.3%)
  5,800   *United Rentals Inc. .................       99,325
                                                  -----------
          RETAIL (9.0%)
 14,800   *American Eagle Outfitters............      666,000
3,300..   Circuit City Stores...................      148,706
  7,400   *Insight Enterprises..................      300,625
  7,800   Tandy Corp. ..........................      383,663
  7,200   Tiffany & Co. ........................      642,600
 14,500   *Zale Corp. ..........................      701,437
                                                  -----------
                                                    2,843,031
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          SCIENTIFIC & TECHNICAL INSTRUMENTS (4.7%)
  4,200   *Cytyc Corp. .........................  $   256,463
 17,100   *Mettler-Toledo Intl..................      653,006
  2,900   PE Corp-PE Biosystem..................      348,906
  5,000   PerkinElmer Inc. .....................      208,437
                                                  -----------
                                                    1,466,812
                                                  -----------
          TELECOMMUNICATIONS & CELLULAR (2.8%)
  1,500   *Ditech Communications Corp. .........      140,250
  6,900   *MRV Communications...................      433,837
  2,900   *Univision Communications-A...........      296,342
                                                  -----------
                                                      870,429
                                                  -----------
          TOTAL U.S. COMMON STOCK (92.7%)
           (COST $19,666,025)...................  $29,160,609
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           ISRAEL (3.4%)
           COMPUTER & RELATED (1.7%)
   2,700   *Check Point Software................  $   536,626
           MEDICAL & RELATED (1.7%)
   7,200   Teva Pharmaceutical..................      516,150
                                                  -----------
           TOTAL ISRAEL.........................    1,052,776
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           SINGAPORE (1.0%)
           ELECTRONIC COMPONENTS/SEMICONDUCTOR (1.0%)
   7,000   *Flextronics Intl. Ltd. .............  $   322,000
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (4.4%)
            (COST $758,992).....................  $ 1,374,776
                                                  -----------
           TOTAL COMMON STOCK (97.1%)
            (COST $20,425,017)..................  $30,535,385
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.1%)
$657,000   Firstar 1.000% 01/03/00 repurchase
            price $657,054 collateralized by
            GNMA certificates pool #8375 due
            02/20/24 (Cost $657,000)............  $   657,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.1%)
            (COST $657,000).....................  $   657,000
                                                  -----------
           TOTAL HOLDINGS (99.2%)
            (COST $21,082,017) (a)..............  $31,192,385
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.8%)..................      270,087
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $31,462,472
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $21,082,017).............  $31,192,385
  Cash in bank..............................          348
  Receivable for securities sold............      759,581
  Receivable for fund shares sold...........       55,646
  Dividends and accrued interest
    receivable..............................        2,342
                                              -----------
    Total assets............................   32,010,302
                                              -----------
Liabilities:
  Payable for securities purchased..........      484,703
  Payable for fund shares redeemed..........       33,987
  Payable for investment management services
    (note 3)................................       22,403
  Other accrued expenses....................        6,737
                                              -----------
    Total liabilities.......................      547,830
                                              -----------
Net assets at market value..................  $31,462,472
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,853,161
  Paid-in capital in excess of par value....   18,807,483
  Accumulated net realized gain on
    investments (note 1)....................      691,460
  Net unrealized appreciation on investments
    (note 1)................................   10,110,368
                                              -----------
Net assets at market value..................  $31,462,472
                                              ===========
Shares outstanding (note 4).................    1,853,161
Net asset value per share...................  $     16.98
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    39,508
  Dividends.................................       18,845
                                              -----------
    Total investment income.................       58,353
                                              -----------
Expenses:
  Management fees (note 3)..................      180,739
  Custodian fees (note 3)...................        4,849
  Directors' fees (note 3)..................          350
  Professional fees.........................        1,598
  Accounting and transfer agent fees........       11,981
  Other.....................................        2,456
                                              -----------
    Total expenses..........................      201,973
                                              -----------
    Net investment loss.....................  $  (143,620)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 8,876,766
  Net increase in unrealized appreciation on
    investments.............................    7,472,326
                                              -----------
    Net gain on investments.................   16,349,092
                                              -----------
    Net increase in net assets from
      operations............................  $16,205,472
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                 1999           1998
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $  (143,620)   $   (62,638)
  Realized gain (loss) on investments.......................    8,876,766     (1,185,242)
  Unrealized appreciation on investments....................    7,472,326      2,239,047
                                                              -----------    -----------
      Net increase in net assets from operations............   16,205,472        991,167
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions................................   (6,552,496)             0
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................    9,907,186      4,380,111
  Received from dividends reinvested........................    6,552,496              0
  Paid for shares redeemed..................................   (6,431,773)    (3,133,724)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   10,027,909      1,246,387
                                                              -----------    -----------
         Increase in net assets.............................   19,680,885      2,237,554
Net Assets:
  Beginning of period.......................................   11,781,587      9,544,033
                                                              -----------    -----------
  End of period.............................................  $31,462,472    $11,781,587
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments....   11.05      0.92     (0.30)
                                                              ------    ------    ------
    Total income (loss) from investment operations..........   10.95      0.86     (0.32)
                                                              ------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............  (4.51)      0.00      0.00
                                                              ------    ------    ------
Net asset value, end of period..............................  $16.98    $10.54    $ 9.68
                                                              ======    ======    ======
Total return................................................  104.95%     8.82%     3.08%
Ratios and supplemental data:
Ratio of expenses to average net assets.....................    1.06%     1.13%     1.11%
  Ratio of net investment loss to average net assets........   (0.75)%   (0.62)%   (0.18)%
Portfolio turnover rate.....................................     264%      134%       65%
Net assets at end of period (millions)......................  $ 31.5    $ 11.8    $  9.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                     62.25%
Three-year                                   33.38%
Since inception (1/3/97)                     33.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Growth & Income portfolio finished the fourth quarter with strong performance increasing 40.45% against a 17.23% return in the benchmark Russell Midcap index. This fourth quarter return helped propel the portfolio to a calendar year return of 62.25% against the Russell Midcap index return of 18.23%.

Investors began to show real interest in midcap securities last year, particularly late in the year. In the fourth quarter the Russell Midcap index outperformed the S&P 500, which is dominated by large cap stocks.

While most market indices all produced positive performance in 1999, the indices somewhat mask the performance of the broad market. According to Jarrett Investment Research, of 4,900 actively traded stocks, only 49% had stock prices higher at the close of the calendar year 1999 than they did 12 months earlier on December 31, 1998. So while the indices increased, more than half the stocks in this study lay flat or declined during the year. The stocks that increased went up on average 135%, while those stocks that declined dropped an average of 31%. It was a year of modest breadth, where the strong stocks got stronger and the rest of the market went ignored.

We maintained our yearlong overweight to technology through the fourth quarter, which contributed to our positive returns. We achieved positive returns from a broad range of technology stocks in the semiconductor, software, and Internet sectors.

We also maintained significant weighting to telecommunications companies, many of which are categorized as utilities, in the Russell index. We see great opportunity in this area fueled by the spread of the Internet and wireless communications. Primus Telecommunications is a facilities based global telecommunications company offering long distance, Internet, and data access. The market viewed Primus largely as a wholesale international long distance provider, and as such, the company maintained a low P/E multiple, typical of these types of companies. However, we came to understand that Primus was in the process of transitioning its business toward providing full service voice and data services to customers on a global basis. Primus has deployed a global network that will enable it to migrate its traffic onto its own network. We believe this will result in a lower cost structure leading to higher margins, more predictable revenue growth, and ultimately, a higher multiple for the stock.

For much of the year, we have maintained an overweighed allocation to the energy service sector. Our results from this investment have been mixed this year, and dampened our returns in the fourth quarter. However, we continue to hold these stocks and believe they will provide long strong returns to the portfolio long term.

Looking ahead we are cautiously optimistic about the next year. We expect the markets to remain volatile, particularly if investors continue to focus on the small and midcap sectors. With this in mind, we want to remind our clients that we seek upside returns but keep a close eye on risk management as well.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 GROWTH & INCOME PORTFOLIO              RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
'97'                                                                      13657.50                           12226.70
                                                                          14452.30                           12871.00
'98'                                                                      14625.80                           11953.30
                                                                          17752.80                           13062.60
'99'                                                                      23730.10                           14494.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Primus Telecommunica                    3.87
 2.  Administaff Inc                         2.21
 3.  Valuevision Intl Inc                    2.15
 4.  Startec Global                          2.05
 5.  Montana Power Co                        1.74
 6.  United Global Com                       1.73
 7.  Viatel Inc                              1.59
 8.  Verify Inc                              1.58
 9.  Symantec Corp                           1.56
10.  Network Solutions                       1.54

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
 1.  Computer and Related                 16.40
 2.  Communications                       12.99
 3.  Oil, Energy, and Natural Gas          7.78
 4.  Broadcast Radio & TV                  5.86
 5.  Retail                                5.63

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

  SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1999

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             ADVERTISING (1.0%)
    23,500   *Getty Images Inc. ...............  $  1,148,562
                                                 ------------
             BANKING (0.9%)
    22,500   *Knight/Trimark Group Inc. .......     1,035,000
                                                 ------------
             BROADCAST RADIO & TV (5.9%)
    23,500   *AT&T Corp. Liberty Media Group...     1,333,625
    24,000   *CBS Corp. .......................     1,534,500
    30,000   *Infinity Broadcasting Corp. .....     1,085,625
    27,700   *United Global Com Inc. CL A......     1,956,312
     7,000   *Univision Communications CL A....       715,312
                                                 ------------
                                                    6,625,374
                                                 ------------
             BUILDING & CONSTRUCTION (2.0%)
    23,000   Florida Rock Industries...........       792,063
    30,000   *Maverick Tube Corp. .............       740,625
    16,000   Texas Industries..................       681,000
                                                 ------------
                                                    2,213,688
                                                 ------------
             BUSINESS SERVICES (3.4%)
    82,500   *Administaff Inc. ................     2,495,625
    40,000   *Teletech Holdings Inc. ..........     1,348,125
                                                 ------------
                                                    3,843,750
                                                 ------------
             CABLE TELEVISION (0.2%)
    10,000   *Lodgenet Entertainment Corp. ....       248,750
                                                 ------------
             CHEMICALS (1.2%)
   223,600   *Seminis Inc. ....................     1,411,475
                                                 ------------
             COMMUNICATIONS (13.0%)
    11,500   *America Online Inc. .............       867,531
    35,000   *American Tower Corp. ............     1,069,688
    40,000   *BroadWing Inc. ..................     1,475,000
    40,000   *Dset Corp. ......................     1,495,000
   114,500   *Primus Telecom. Group Inc. ......     4,379,625
    15,000   *RF Micro Devices Inc. ...........     1,026,562
     2,500   *Sprint Corp. PCS Group...........       256,250
   108,300   *Startec Global Communications
              Corp. ...........................     2,314,913
    33,500   *Viatel Inc. .....................     1,796,437
                                                 ------------
                                                   14,681,006
                                                 ------------
             COMPUTER & RELATED (5.8%)
    10,000   *Checkfree Holdings Corp. ........     1,045,000
     8,000   *Network Solutions Inc. CL A......     1,740,500
     8,000   *RSA Security Inc. ...............       620,000
    20,000   *Seagate Technology Inc. .........       931,250
    30,000   *Symantec Corp. ..................     1,758,750
    25,000   *Ziff-Davis Inc. - ZDNet..........       525,000
                                                 ------------
                                                    6,620,500
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             COMPUTER SOFTWARE (12.9%)
     8,500   *Broadbase Software Inc. .........  $    956,250
    25,000   *Commtouch Software Ltd. .........     1,214,063
    30,000   *Concentric Network Corp. ........       924,375
    25,000   *Hyperion Solutions Corp. ........     1,087,500
    70,000   *Informix Corp. ..................       796,250
    20,000   *Intuit Inc. .....................     1,198,750
    20,000   *JD Edwards & Co. ................       597,500
    24,000   *Legato Systems Inc. .............     1,651,500
    15,000   *Pinnacle Systems Inc. ...........       610,313
    17,000   *Project Software & Dev. Inc. ....       943,500
    30,000   *Sterling Software................       945,000
    14,500   *TSI Intl. Software Ltd. .........       821,062
    42,000   *Verity Inc. .....................     1,787,625
    27,500   *Wind River Systems...............     1,010,625
                                                 ------------
                                                   14,544,313
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (6.1%)
     8,500   *Applied Micro Circuits Corp. ....     1,081,625
    28,000   *Atmel Corp. .....................       827,750
     9,000   *LSI Logic Corp...................       607,500
    12,500   *Lam Research Corp. ..............     1,394,531
    23,100   *Sawtek Inc. .....................     1,537,594
    20,000   *Transwitch Corp. ................     1,451,250
                                                 ------------
                                                    6,900,250
                                                 ------------
             FINANCIAL SERVICES (4.4%)
     6,000   American Express Co. .............       997,500
    25,000   A.G. Edwards, Inc. ...............       801,563
    40,000   *First Health Group Corp. ........     1,075,000
    65,000   *Internet Capital Group Inc. .....       850,000
    14,000   Lehman Brothers Holdings Inc. ....     1,185,625
                                                 ------------
                                                    4,909,688
                                                 ------------
             INDUSTRIAL SERVICES (0.4%)
    11,300   *Cognex Corp. ....................       440,700
                                                 ------------
             INSURANCE SERVICES (0.8%)
    17,500   *United Healthcare Corp. .........       929,688
                                                 ------------
             INTERNET SOFTWARE (5.4%)
    10,000   *24/7 Media Inc. .................       562,500
    14,000   *CNET Inc. .......................       794,500
    19,100   *Covad Communications Group
              Inc. ............................     1,068,406
     8,500   *E-Stamp Corp. ...................       189,125
    20,500   *E-Gain Communications Corp. .....       773,875
    20,000   *S1 Corp. ........................     1,562,500
    30,000   *StarMedia Network Inc. ..........     1,201,875
                                                 ------------
                                                    6,152,781
                                                 ------------
             MEDIA & PUBLISHING (0.9%)
    17,200   Knight Ridder Inc. ...............  $  1,023,400
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (4.3%)
    22,500   *Amgen Inc. ......................  $  1,351,406
    87,450   *Endocardial Solutions Inc. ......       765,188
    40,000   *Ivax Corp. ......................     1,030,000
    10,000   *Medimmune Inc. ..................     1,658,750
                                                 ------------
                                                    4,805,344
                                                 ------------
             MOTION PICTURES (1.0%)
    46,000   *Metro-Goldwyn-Mayer..............     1,083,875
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.6%)
    20,000   *BJ Services Co. .................       836,250
   300,000   *Bonus Resource Service...........       485,763
    22,500   *Cooper Cameron Corp. ............     1,101,094
    32,000   Devon Energy Corp. ...............     1,052,000
    75,900   EOG Resources Corp. ..............     1,332,994
    65,000   Ensco International Inc. .........     1,486,875
    40,500   *Marine Drilling Cos. Inc. .......       908,719
    12,500   Murphy Oil Corp. .................       717,187
    20,000   Unocal Corp. .....................       671,250
                                                 ------------
                                                    8,592,132
                                                 ------------
             RETAIL (5.6%)
    35,000   *Abercrombie & Fitch Co. CL A.....       934,063
    15,000   *Federated Department Stores......       758,437
    25,000   *Shop At Home Inc. ...............       248,438
    39,000   *Stamps.com Inc. .................     1,623,375
    42,500   *Valuevision Intl Inc. CL A.......     2,435,781
    40,000   *VitaminShoppe.com................       365,000
                                                 ------------
                                                    6,365,094
                                                 ------------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (2.8%)
    20,000   *Mettler-Toledo Intl. ............       763,750
    25,000   PerkinElmer Inc. .................     1,042,188
    35,000   Tektronix Inc. ...................     1,360,625
                                                 ------------
                                                    3,166,563
                                                 ------------
             SECURITY SYSTEMS & SERVICES (1.0%)
    65,000   *Sensormatic Electronics Corp. ...     1,133,438
                                                 ------------
             TELECOMMUNICATIONS (3.5%)
    12,500   *Aware Inc. ......................       454,687
    30,000   *Digital Microwave Corp. .........       703,125
     8,000   *General Motors CL H..............       768,000
    12,500   *Level 3 Communications Inc. .....     1,023,437
    22,500   *Qwest Communications Intl.
              Inc. ............................       967,500
                                                 ------------
                                                    3,916,749
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             UTILITIES (1.7%)
    54,500   Montana Power Co. ................  $  1,965,406
                                                 ------------
             TOTAL COMMON STOCK (91.8%)
              (COST $78,206,755)...............  $103,757,526
                                                 ------------

                                                    MARKET
 SHARES              PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.3%)
  15,000   Cephalon Inc. 7.25% Conv. (144A)....  $  1,518,750
                                                 ------------
           TRANSPORTATION & EQUIPMENT (0.4%)
  11,000   TWA 8% Ser.A Conv. .................       115,500
   1,500   Trans World Airlines 8% CV (144A)...        15,750
  15,000   Trans World Airlines 4.625% CV
            (144A).............................       300,000
                                                 ------------
                                                      431,250
                                                 ------------
           TOTAL PREFERRED STOCK (1.7%)
            (COST $1,788,576)..................  $  1,950,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (0.7%)
$1,000,000   Silicon Graphics Inc. 5.250%
              09/01/04.........................  $    751,250
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.6%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05.........................       706,250
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.2%)
   250,000   Offshore Logistics Inc. 6.000%
              12/15/03.........................       203,750
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (1.5%)
              (COST $1,625,469)................  $  1,661,250
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (3.1%)
$3,501,000   Firstar 1.000% 01/03/00 repurchase
              price $3,501,288 collateralized
              by GNMA certificates pool #8375
              due 02/20/24 (Cost $3,501,000)...  $  3,501,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (3.1%)
              (COST $3,501,000)................  $  3,501,000
                                                 ------------
             TOTAL HOLDINGS (98.1%)
              (COST $85,121,800) (A)...........  $110,869,776
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.9%)...............     2,178,649
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $113,048,425
                                                 ============

---------------
    * Non-income producing securities.
  (a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,834,500 or 1.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value (note 1)
    (cost $85,121,800).....................  $110,869,776
  Cash in bank.............................           456
  Receivable for securities sold...........     6,518,550
  Receivable for fund shares sold..........       217,595
  Dividends and accrued interest
    receivable.............................        30,765
  Other....................................       294,043
                                             ------------
    Total assets...........................   117,931,185
                                             ------------
Liabilities:
  Payable for securities purchased.........     4,780,155
  Payable for fund shares redeemed.........        11,003
  Payable for investment management
    services (note 3)......................        74,159
  Other accrued expenses...................        17,443
                                             ------------
    Total liabilities......................     4,882,760
                                             ------------
Net assets at market value.................  $113,048,425
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,020,558
  Paid-in capital in excess of par value...    79,596,666
  Accumulated net realized income on
    investments (note 1)...................     1,683,225
  Net unrealized appreciation on
    investments (note 1)...................    25,747,976
                                             ------------
Net assets at market value.................  $113,048,425
                                             ============
Shares outstanding (note 4)................     6,020,558
Net asset value per share..................  $      18.78
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $   319,506
  Dividends.................................      471,848
                                              -----------
    Total investment income.................      791,354
                                              -----------
Expenses:
  Management fees (note 3)..................      607,062
  Custodian fees (note 3)...................       12,070
  Directors' fees (note 3)..................        2,000
  Professional fees.........................        6,393
  Accounting and transfer agent fees........       45,249
  Other.....................................       13,831
                                              -----------
    Total expenses..........................      686,605
                                              -----------
    Net investment income...................  $   104,749
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $20,934,796
  Net increase in unrealized appreciation on
    investments.............................   19,500,116
                                              -----------
    Net gain on investments.................   40,434,912
                                              -----------
    Net increase in net assets from
      operations............................  $40,539,661
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $    104,749   $   410,653
  Realized gain (loss) on investments.......................    20,934,796    (3,005,094)
  Unrealized appreciation on investments....................    19,500,116     5,132,366
                                                              ------------   -----------
      Net increase in net assets from operations............    40,539,661     2,537,925
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (104,749)     (411,458)
  Capital gains distributions...............................   (16,246,477)            0
  Return of capital.........................................       (53,900)            0
                                                              ------------   -----------
      Total dividends and distributions.....................   (16,405,126)     (411,458)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    29,440,102    35,505,173
  Received from dividends reinvested........................    16,405,126       411,458
  Paid for shares redeemed..................................    (8,304,844)   (5,375,872)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    37,540,384    30,540,759
                                                              ------------   -----------
         Increase in net assets.............................    61,674,919    32,667,226
Net Assets:
  Beginning of period.......................................    51,373,506    18,706,280
                                                              ------------   -----------
  End of period.............................................  $113,048,425   $51,373,506
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999        1998        1997
                                                              ------      ------      ------
Per share data:
Net asset value, beginning of period........................  $13.63      $12.85      $10.00
Income from investment operations:
  Net investment income.....................................    0.02        0.14        0.11
  Net realized and unrealized gain on investments...........    8.33        0.77        3.52
                                                              ------      ------      ------
    Total income from investment operations.................    8.35        0.91        3.63
                                                              ------      ------      ------
Less distributions:
  Dividends from net investment income......................   (0.02)      (0.13)      (0.11)
  Distributions from net realized capital gains.............   (3.17)       0.00       (0.67)
  Return of capital.........................................   (0.01)       0.00        0.00
                                                              ------      ------      ------
    Total distributions.....................................   (3.20)      (0.13)      (0.78)
                                                              ------      ------      ------
Net asset value, end of period..............................  $18.78      $13.63      $12.85
                                                              ======      ======      ======
Total return................................................   62.25%       7.09%      36.58%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%       0.97%       0.95%
  Ratio of net investment income to average net assets......    0.15%       1.09%       1.04%
Portfolio turnover rate.....................................     417%        286%        185%
Net assets at end of period (millions)......................  $113.0      $ 51.4      $ 18.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-year                                    25.63%
Three-year                                  29.10%
Since inception (1/3/97)                    29.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National S&P 500 Index Fund completed its third year of existence with its third straight year of outstanding performance. During a volatile, but yet good year for the S&P 500 Index, the Ohio National Index Fund returned -- after fund expenses -- 25.63%, or over 4.5% more than the actual S&P 500 Index. The actual Index returned, with dividends reinvested, 21.04% for 1999.

Although another outstanding year for the S&P 500 Index, the Nasdaq 100 index and the Dow Jones Industrial Average both outperformed the S&P 500 for 1999. The Nasdaq had another outstanding year, led by technology stocks, returning 102% for 1999. The DJIA had its best year out of the past 5 years, with a return of 27%. The 3 year average returns for the three indexes are:

12/31/96 THROUGH 12/31/99 AVERAGE ANNUAL
  RETURNS
S&P 500 Index                                27.6%
Dow Jones Industrial Average                 23.4%
Nasdaq 100                                   65.4%

Although less volatile, and therefore less risky than the 30 stocks that make up the Dow Jones Industrial Average, the S&P 500 index has returned more than the Dow in each of the past three years. The Nasdaq has had a remarkable run up in value over that same time period, which resulted in technology and internet stocks currently near record high valuations.

We are looking forward to yet another year of earnings growth for the year 2000. With Y2K scares out of the way, earnings growth remaining strong around 20% for US companies, Fed Funds interest rate hikes nearing an end, inflation remaining mild and overseas economies recovering, I expect to report another year of double digit stock index returns to you in approximately 12 months.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               S&P INDEX PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                               ------------------------------             -------------
                                                                          10000.00                           10000.00
'97'                                                                      12058.00                           12060.00
                                                                          13174.60                           13336.00
'98'                                                                      15524.90                           15697.70
                                                                          17127.10                           17146.70
                                                                          19247.40                           19269.40
'99'                                                                      21516.70                           20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Cisco Systems, Inc.                     3.96
 2.  Microsoft Corporation                   2.53
 3.  Oracle Corporation                      2.12
 4.  General Electric Co                     1.93
 5.  SBC Communications                      1.91
 6.  American Express Co                     1.90
 7.  Intel Corp                              1.79
 8.  MediaOne Group Inc                      1.62
 9.  Dell Computer Corp                      1.48
10.  Merck & Co Inc                          1.41

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     12.75
 2.  Electrical Equipment                    5.07
 3.  Communications                          4.19
 4.  Consumer Products                       4.02
 5.  Financial Services                      3.63

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (0.9%)
    28,000   Boeing Co. .......................  $  1,163,750
    14,700   Honeywell Intl. Inc. .............       848,006
                                                 ------------
                                                    2,011,756
                                                 ------------
             AUTOMOTIVE & RELATED (0.5%)
    20,300   Ford Motor Co. ...................     1,084,781
                                                 ------------
             BANKING (2.3%)
    40,000   Bank One Corp. ...................     1,282,500
    29,500   Chase Manhattan Corp. ............     2,291,781
    19,100   Fifth Third Bancorp...............     1,401,462
                                                 ------------
                                                    4,975,743
                                                 ------------
             CABLE TELEVISION (1.6%)
    45,700   MediaOne Group Inc. ..............     3,510,331
                                                 ------------
             CHEMICALS (0.5%)
    32,700   Monsanto Co. .....................     1,164,937
                                                 ------------
             COMMUNICATIONS (4.2%)
    36,000   AT&T Corp. .......................     1,827,000
    18,750   MCI Worldcom Inc. ................       994,922
    12,000   Qualcomm Inc. ....................     2,115,000
    85,000   SBC Communications Inc. ..........     4,143,750
                                                 ------------
                                                    9,080,672
                                                 ------------
             COMPUTER & RELATED (7.6%)
    80,000   Cisco Systems Inc. ...............     8,570,000
    63,000   Dell Computer Corp. ..............     3,213,000
    22,100   Hewlett-Packard Co. ..............     2,518,019
    19,000   Intl. Business Machines...........     2,052,000
                                                 ------------
                                                   16,353,019
                                                 ------------
             COMPUTER SOFTWARE (5.2%)
    17,000   Computer Associates...............     1,188,937
    47,000   Microsoft Corp. ..................     5,487,250
    41,000   Oracle Corp. .....................     4,594,562
                                                 ------------
                                                   11,270,749
                                                 ------------
             CONSUMER PRODUCTS (4.0%)
    31,000   Edison International..............       811,812
    12,000   Gillette Co. .....................       494,250
    28,000   Johnson & Johnson.................     2,607,500
    24,000   Philip Morris Cos. Inc. ..........       556,500
    20,000   Procter & Gamble Co. .............     2,191,250
    25,000   Warner-Lambert Co. ...............     2,048,438
                                                 ------------
                                                    8,709,750
                                                 ------------
             DRUGS (2.5%)
    21,000   Amgen Inc. .......................     1,261,313
    45,500   Merck & Co. Inc. .................     3,051,344
    28,000   Schering-Plough...................     1,181,250
                                                 ------------
                                                    5,493,907
                                                 ------------
             ELECTRICAL EQUIPMENT (2.5%)
    27,000   General Electric Co. .............     4,178,250
    30,500   Thomas & Betts Corp. .............       972,188
    14,000   Xerox Corp. ......................       317,625
                                                 ------------
                                                    5,468,063
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTOR (2.6%)
    13,000   Applied Materials.................  $  1,646,938
    47,200   Intel Corp. ......................     3,885,150
                                                 ------------
                                                    5,532,088
                                                 ------------
             ENTERTAINMENT & LEISURE (0.9%)
    65,000   Walt Disney Co. ..................     1,901,250
                                                 ------------
             FINANCIAL SERVICES (3.6%)
    24,800   American Express Co. .............     4,123,000
    40,000   Associates First Capital Corp. CL
              A................................     1,097,500
    42,000   FleetBoston Financial Corp. ......     1,462,125
    14,000   Lehman Brothers Holding Inc. .....     1,185,625
                                                 ------------
                                                    7,868,250
                                                 ------------
             FOOD & RELATED (1.7%)
    17,000   Campbell Soup Co. ................       657,688
    31,000   Coca-Cola Co. ....................     1,805,750
    24,000   Kroger Co. .......................       453,000
    38,000   Sara Lee Corp. ...................       838,375
                                                 ------------
                                                    3,754,813
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.3%)
     8,000   Weyerhauser Co. ..................       574,500
                                                 ------------
             INSURANCE SERVICES (0.9%)
    17,000   American Intl. Group Inc. ........     1,838,125
                                                 ------------
             INTERNET SOFTWARE (0.4%)
    12,000   America Online Inc. ..............       905,250
                                                 ------------
             MEDICAL & RELATED (0.5%)
    47,900   Boston Scientific Corp. ..........     1,047,813
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.8%)
    36,000   Exxon Mobil Corp. ................     2,900,250
    32,000   Royal Dutch Pete Co.
              (Netherlands)....................     1,934,000
     9,000   Schlumberger Ltd. ................       506,250
     1,746   Transocean Sedco Forex Inc. ......        58,818
    30,000   USX-Marathon Group................       740,625
                                                 ------------
                                                    6,139,943
                                                 ------------
             RESTAURANTS (0.3%)
    14,800   McDonalds Corp. ..................       596,625
                                                 ------------
             RETAIL (3.3%)
    22,400   Dayton Hudson Corp. ..............     1,645,000
    43,500   Home Depot Inc. ..................     2,982,469
    16,250   The Gap Inc. .....................       747,500
    27,000   Wal-Mart Stores Inc. .............     1,866,375
                                                 ------------
                                                    7,241,344
                                                 ------------
             SECURITY SYSTEMS & SERVICES (0.3%)
    15,000   Tyco Intl. Ltd. ..................       583,125
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.2%)
    18,000   Norfolk Southern Corp. ...........       369,000
                                                 ------------
             UTILITIES (0.5%)
    20,000   Duke Energy Corp. ................     1,002,500
                                                 ------------
             TOTAL COMMON STOCK (50.1%) (COST
              $84,416,979).....................  $108,478,334
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (0.8%)
    11,400   S&P 500 Depository Receipts........  $ 1,674,375
                                                  -----------
             TOTAL DEPOSITORY RECEIPTS (0.8%)
              (COST $1,633,694).................  $ 1,674,375
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (5.9%)
$1,098,000   American Honda 5.950% 01/11/00....  $  1,096,185
 1,200,000   Ford Motor Credit 5.280%
              01/03/00.........................     1,199,648
 1,331,000   Ford Motor Credit 5.280%
              01/04/00.........................     1,330,414
 2,290,000   General Motors Acceptance 5.760%
              01/28/00.........................     2,280,107
 1,829,000   General Motors Acceptance 5.900%
              02/24/00.........................     1,812,813
 3,000,000   General Motors Acceptance 5.960%
              01/27/00.........................     2,987,087
   983,000   General Motors Acceptance 6.610%
              01/13/00.........................       980,834
 1,041,000   Hertz Corp. 5.780% 01/06/00.......     1,040,164
                                                 ------------
                                                   12,727,252
                                                 ------------
             COMMUNICATIONS (0.8%)
 1,678,000   SBC Communications 5.820% 01/20/00     1,672,846
                                                 ------------
             CONSUMER PRODUCTS (0.7%)
 1,584,000   Johnson & Johnson 5.850% 03/13/00   $  1,565,467
                                                 ------------
             COMPUTERS & RELATED (1.3%)
 1,821,000   IBM Credit 5.900% 02/07/00........     1,809,958
 1,050,000   IBM Credit 5.820% 02/09/00........     1,043,380
                                                 ------------
                                                    2,853,338
                                                 ------------
             ENTERTAINMENT & LEISURE (1.9%)
 4,160,000   Walt Disney Co. 5.660% 01/07/00...     4,156,076
                                                 ------------
             FINANCIAL SERVICES (15.0%)
 1,168,000   American Express 5.970%
              01/25/00.........................     1,163,351
 1,676,000   American Express 5.900%
              02/18/00.........................     1,662,816
 1,350,000   American Express 5.900%
              03/06/00.........................     1,335,618
   862,000   American General Corp. 5.920%
              02/15/00.........................       855,621
 3,000,000   American General Finance 5.720%
              01/20/00.........................     2,990,943
 2,185,000   American General Finance 5.900%
              02/11/00.........................     2,170,318
 1,000,000   Associates Corp. 5.100%
              01/05/00.........................       999,433
 1,773,000   Associates Corp. 5.670%
              01/14/00.........................     1,769,370
 2,476,000   CIT Group 6.180% 01/25/00.........     2,465,799
 1,365,000   CIT Group 5.980% 02/10/00.........     1,355,930
 1,921,000   G E Capital 6.000% 01/21/00.......     1,914,597
   749,000   G E Capital 5.920% 02/17/00.......       743,211

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
$1,795,000   G E Capital 6.060% 03/03/00.......  $  1,776,266
 1,417,000   GTE Funding Inc. 6.040%
              03/08/00.........................     1,401,072
 1,455,000   GTE Funding Inc. 6.040%
              03/14/00.........................     1,437,179
 3,411,000   Heller Financial 6.000%
              02/04/00.........................     3,391,671
 1,503,000   Heller Financial 6.050%
              02/08/00.........................     1,493,402
 1,360,000   Heller Financial 6.000%
              02/22/00.........................     1,348,213
 1,030,000   Household Finance 6.200%
              01/14/00.........................     1,027,694
 1,300,000   Household Finance 5.900%
              02/14/00.........................     1,290,626
                                                 ------------
                                                   32,593,130
                                                 ------------
             FOOD & RELATED (0.8%)
 1,776,000   Coca Cola 5.800% 01/11/00.........     1,773,139
                                                 ------------
             INDUSTRIAL SERVICES (4.7%)
 2,000,000   Allied Signal 5.770% 02/01/00.....     1,990,063
 2,191,000   Allied Signal 5.770% 02/02/00.....     2,179,763
 2,556,000   Dupont (EI) De Nemours & Co.
              5.740% 01/26/00..................     2,545,811
 2,109,000   Flour Corp. 5.800% 01/19/00.......     2,102,884
 1,472,000   PHH Corp. 6.650% 01/21/00.........     1,466,562
                                                 ------------
                                                   10,285,083
                                                 ------------
             INSURANCE SERVICES (6.0%)
 1,610,000   Aetna Services 6.030% 02/03/00....     1,601,101
 4,579,000   Aetna Services 5.700% 03/07/00....     4,531,149
 2,428,000   Prudential Funding 5.750%
              01/10/00.........................     2,424,510
 4,363,000   Prudential Funding 5.780%
              01/24/00.........................     4,346,888
                                                 ------------
                                                   12,903,648
                                                 ------------
             MACHINERY (3.8%)
 2,732,000   General Dynamics 6.020%
              01/31/00.........................     2,718,294
 2,034,000   General Dynamics 6.000%
              02/29/00.........................     2,013,999
 3,424,000   John Deere Capital 5.650%
              01/12/00.........................     3,418,089
                                                 ------------
                                                    8,150,382
                                                 ------------
             RETAIL (2.9%)
 1,739,000   Sears Roebuck Acceptance 6.050%
              01/13/00.........................     1,735,493
 2,600,000   Sears Roebuck Acceptance 5.600%
              01/18/00.........................     2,593,125
 2,000,000   Sears Roebuck Acceptance 6.100%
              02/16/00.........................     1,984,411
                                                 ------------
                                                    6,313,029
                                                 ------------
             TOTAL SHORT-TERM NOTES (43.8%)
              (COST $94,993,390)...............  $ 94,993,390
                                                 ------------
             TOTAL HOLDINGS (94.7%) (COST
              $181,044,063) (A)................  $205,146,099
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (5.3%)...............    11,422,828
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $216,568,927
                                                 ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $181,044,063)...........  $205,146,099
  Cash in bank.............................           131
  Receivable for securities sold...........       600,937
  Receivable for fund shares sold..........     1,213,387
  Variation margin on futures contracts
    (note 1)...............................    10,075,591
  Dividends and accrued interest
    receivable.............................        93,060
                                             ------------
    Total assets...........................   217,129,205
                                             ------------
Liabilities:
  Payable for securities purchased.........       454,257
  Payable for fund shares redeemed.........         5,104
  Payable for investment management
    services (note 3)......................        66,118
  Other accrued expenses...................        34,799
                                             ------------
    Total liabilities......................       560,278
                                             ------------
Net assets at market value.................  $216,568,927
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 13,396,954
  Paid-in capital in excess of par value...   174,131,728
  Accumulated net realized income on
    investments (note 1)...................       264,918
  Net unrealized appreciation on:
    Investments (note 1)...................    24,102,036
    Futures contracts (note 1).............     4,583,200
  Undistributed net investment income......        90,091
                                             ------------
Net assets at market value.................  $216,568,927
                                             ============
Shares outstanding (note 4)................    13,396,954
Net asset value per share..................  $      16.17
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 4,122,240
  Dividends.................................      878,457
                                              -----------
    Total investment income.................    5,000,697
                                              -----------
Expenses:
  Management fees (note 3)..................      618,602
  Custodian fees (note 3)...................       26,279
  Directors' fees (note 3)..................        3,498
  Professional fees.........................       12,678
  Accounting and transfer agent fees........       95,739
  Other.....................................       24,166
                                              -----------
    Total expenses..........................      780,962
                                              -----------
    Net investment income...................  $ 4,219,735
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from:
    Investments.............................  $ 7,880,014
    Futures contracts.......................    8,244,114
  Net increase in unrealized appreciation
    on:
    Investments.............................   16,284,388
    Futures contracts.......................    2,492,700
                                              -----------
    Net gain on investments.................   34,901,216
                                              -----------
    Net increase in net assets from
      operations............................  $39,120,951
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $  4,219,735   $ 1,535,339
  Realized gain on investments and futures contracts........    16,124,128     3,954,160
  Unrealized appreciation on investments and futures
    contracts...............................................    18,777,088     9,569,105
                                                              ------------   -----------
      Net increase in net assets from operations............    39,120,951    15,058,604
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (4,150,432)   (1,519,364)
  Capital gains distributions...............................   (15,896,517)   (4,001,278)
                                                              ------------   -----------
      Total dividends and distributions.....................   (20,046,949)   (5,520,642)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................   103,721,037    61,751,546
  Received from dividends reinvested........................    20,046,949     5,520,642
  Paid for shares redeemed..................................   (20,430,472)   (4,725,079)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   103,337,514    62,547,109
                                                              ------------   -----------
         Increase in net assets.............................   122,411,516    72,085,071
Net Assets:
  Beginning of period.......................................    94,157,411    22,072,340
                                                              ------------   -----------
  End of period (a).........................................  $216,568,927   $94,157,411
                                                              ============   ===========
(a) Includes undistributed net investment income of.........  $     90,091   $    20,788
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999          1998       1997
                                                              -------       ------     ------
Per share data:
Net asset value, beginning of period........................  $ 14.23       $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.40         0.38      (0.45)
  Net realized and unrealized gain (loss) on investments....     3.28         3.09      (2.70)
                                                              -------       ------     ------
    Total income (loss) from investment operations..........     3.68         3.47      (3.15)
                                                              -------       ------     ------
Less distributions:
  Dividends from net investment income......................    (0.44)       (0.33)     (0.45)
  Distributions from net realized capital gains.............    (1.30)       (0.64)     (0.91)
  Distributions in excess realized capital gains............     0.00         0.00      (0.06)
                                                              -------       ------     ------
    Total distributions.....................................    (1.74)       (0.97)     (1.42)
                                                              -------       ------     ------
Net asset value, end of period..............................  $ 16.17       $14.23     $11.73
                                                              =======       ======     ======
Total return................................................    25.63%       30.00%     31.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.49%        0.49%      0.52%
  Ratio of net investment income to average net assets......     2.62%        2.89%      5.29%
Portfolio turnover rate.....................................       68%         115%       445%
Net assets at end of period (millions)......................  $ 216.6       $94.20     $22.10

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    17.69%
Three-year                                   4.69%
Since inception (1/3/97)                     4.72%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

1999 turned out to be another year of high returns for stock indices across the board. Volatility has continued at extreme levels and we see this as a regular market factor for the foreseeable future. The Social Awareness Fund has gone through a major transformation over the last six months. Due to unacceptable portfolio performance, new management was engaged to direct the fund beginning at mid-year. The fund has progressed into a more growth-oriented portfolio and has taken sizable positions in larger and more liquid securities. Fortunately, this has had a positive impact on the fund's performance. Under old management, the fund trailed the S & P 500 Index by 754 basis points halfway through the year. Under current management, the fund outperformed the S & P 500 Index by 494 basis points during the second half of 1999. For 1999, the portfolio ended up trailing the S & P 500 by 333 basis points. However, we are confident that the changes we have made will continue to improve the fund's relative performance.

The improved performance of the fund is directly related to increased positions in technology and faster-growing companies. We feel that the best areas for continued performance lie in these growth areas and continue to hold large weightings in them. We will continue to search for superior companies that have outstanding fundamentals. Cash positions will continue to be a small weighting within the fund.

In summary, we thank you for your continued support and patience. The Social Awareness Portfolio is positioning itself to benefit from the vagaries of the market and we look to report more positive news in the future.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 SOCIAL AWARENESS PORTFOLIO             RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
                                                                          10000.00                           10000.00
'97'                                                                      11321.00                           11020.00
                                                                          12563.00                           12227.00
'98'                                                                      12462.00                           12871.00
                                                                           9748.00                           11953.00
                                                                          10181.90                           13062.60
'99'                                                                      11473.00                           14494.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Citrix Systems                         5.14
 2.  The Home Depot, Inc.                   4.58
 3.  General Electric Company               4.31
 4.  ADC Telecommunications Inc.            4.04
 5.  American International Group           3.76
 6.  Sun Microsystems                       3.45
 7.  Solectron                              3.44
 8.  CTS Corporation                        3.15
 9.  MCI WorldCom, Inc.                     3.10
10.  Citigroup Inc.                         3.09

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     20.47
 2.  Communications                         17.07
 3.  Electrical Equipment                    8.86
 4.  Retail                                  6.97
 5.  Oil, Energy and Natural Gas             6.04

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (2.1%)
   1,300   Honeywell Intl. Inc. .................  $   74,994
                                                   ----------
           BANKING (1.8%)
   3,000   Firstar Corp. (b) ....................      63,375
                                                   ----------
           BROADCAST RADIO & TV (4.9%)
   1,700   *CBS Corp. ...........................     108,694
   2,000   *Infinity Broadcast...................      72,375
                                                   ----------
                                                      181,069
                                                   ----------
           BUSINESS SERVICES (4.0%)
   2,000   *A C Nielsen Corp. ...................      49,250
   2,500   Manpower..............................      94,063
                                                   ----------
                                                      143,313
                                                   ----------
           COMMUNICATIONS (14.4%)
   2,000   *ADC Telecommunication................     145,125
   1,700   Bell Atlantic Corp. ..................     104,656
   2,100   *MCI Worldcom Inc. ...................     111,431
   1,500   *McleodUSA Inc. ......................      88,312
   1,400   *SBC Communications Inc. .............      68,250
                                                   ----------
                                                      517,774
                                                   ----------
           COMPUTER & RELATED (20.5%)
   1,000   *Cisco Systems Inc. ..................     107,125
   1,500   *Citrix Systems.......................     184,500
   1,000   *EMC Corp. ...........................     109,250
     800   Intl. Business Machines...............      86,400
   1,300   *Solectron............................     123,663
   1,600   *Sun Microsystems.....................     123,900
                                                   ----------
                                                      734,838
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
   1,000   Johnson & Johnson                           93,125
                                                   ----------
           DIVERSIFIED MANUFACTURING (4.3%)
   1,000   General Electric Co. .................     154,750
                                                   ----------
           DRUGS (1.4%)
     300   *Medimunne Inc. ......................      49,763
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (8.9%)
   1,000   *Altera Corp. ........................      49,563
   1,500   CTS Corp. ............................     113,063
   1,300   Intel Corp. ..........................     107,006
     500   Texas Instruments Inc. ...............      48,437
                                                   ----------
                                                      318,069
                                                   ----------
           FIBER OPTICS (1.6%)
   2,000   *Williams Communications Group........      57,875
                                                   ----------
           FINANCIAL SERVICES (4.6%)
   2,000   Associates First Capital..............      54,875
   2,000   Citigroup Inc. .......................     111,125
                                                   ----------
                                                      166,000
                                                   ----------
           FOOD & RELATED (1.5%)
   2,400   Conagra Inc. .........................      54,150
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (3.8%)
   1,250   American Intl. Group..................  $  135,156
                                                   ----------
           MEDICAL & RELATED (0.6%)
     500   *Genzyme Corp. .......................      22,500
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.0%)
   1,000   Coastal Corp. ........................      35,438
   1,400   Kerr McGee............................      86,800
   1,100   Schlumberger Ltd. ....................      61,875
     213   Transocean Sedco Forex Inc. ..........       7,189
   2,000   Williams Cos. Inc. ...................      61,125
                                                   ----------
                                                      252,427
                                                   ----------
           RETAIL (7.0%)
   1,900   Circuit City Stores...................      85,618
   2,400   The Home Depot Inc. ..................     164,550
                                                   ----------
                                                      250,168
                                                   ----------
           SECURITY SYSTEMS & SERVICES (2.5%)
   2,300   Tyco Intl. Ltd. ......................      89,412
                                                   ----------
           TOTAL U.S. COMMON STOCK (93.5%) (COST
            $2,708,968)..........................   3,358,758
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           FINLAND (2.7%)
           COMMUNICATIONS (2.7%)
     500   Nokia Corp. ADR.......................  $   95,000
                                                   ----------
           CANADA (0.7%)
           MEDICAL & RELATED (0.7%)
   1,200   *Biochem Pharm Inc. ..................      26,100
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.4%)
            (COST $69,949).......................  $  121,100
                                                   ----------
           TOTAL COMMON STOCK (96.9%) (COST
            $2,778,917)..........................  $3,479,858
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.2%)
$113,000   American Express 1.000% 01/03/00......  $  112,993
                                                   ----------
           TOTAL SHORT-TERM NOTES (3.2%) (COST
            $112,993)............................  $  112,993
                                                   ----------
           TOTAL HOLDINGS (100.1%) (COST
            $2,891,910) (A)......................  $3,592,851
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.1%)..............................     (2,918)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,589,933
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

(b) Security of an affiliate of the fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $2,810,917)...............  $ 3,529,476
  Investment in an affiliate at market value
    (cost $80,993)...........................       63,375
  Cash in bank...............................          240
  Receivable for fund shares sold............        4,899
  Dividends and accrued interest
    receivable...............................        2,199
                                               -----------
    Total assets.............................    3,600,189
                                               -----------
Liabilities:
  Payable for fund shares redeemed...........           13
  Payable for investment management services
    (note 3).................................        1,773
  Other accrued expenses.....................        8,470
                                               -----------
    Total liabilities........................       10,256
                                               -----------
Net assets at market value...................  $ 3,589,933
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   348,274
  Paid-in capital in excess of par value.....    4,976,023
  Accumulated net realized loss on
    investments (note 1).....................   (2,434,474)
  Net unrealized appreciation on investments
    (note 1).................................      700,941
  Overdistributed net investment income......         (831)
                                               -----------
Net assets at market value...................  $ 3,589,933
                                               ===========
Shares outstanding (note 4)..................      348,274
Net asset value per share....................  $     10.31
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    14,126
  Dividends.................................       45,131
                                              -----------
    Total investment income.................       59,257
                                              -----------
Expenses:
  Management fees (note 3)..................       24,814
  Custodian fees (note 3)...................        4,824
  Directors' fees (note 3)..................          350
  Professional fees.........................        1,598
  Accounting and transfer agent fees........        5,410
  Other.....................................        2,445
                                              -----------
    Total expenses..........................       39,441
                                              -----------
    Net investment income...................  $    19,816
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(1,812,454)
  Net increase in unrealized appreciation on
    investments.............................    2,093,387
                                              -----------
    Net gain on investments.................      280,933
                                              -----------
    Net increase in net assets from
      operations............................  $   300,749
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $    19,816   $    36,638
  Realized loss on investments..............................   (1,812,454)     (622,020)
  Unrealized appreciation (depreciation) on investments.....    2,093,387    (1,498,903)
                                                              -----------   -----------
      Net increase (decrease) in net assets from
       operations...........................................      300,749    (2,084,285)
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (19,816)      (36,718)
  Dividend paid in excess of net investment income..........         (831)            0
                                                              -----------   -----------
      Total dividends.......................................      (20,647)      (36,718)
From capital share transactions (note 4):
  Received from shares sold.................................      876,492     5,521,237
  Received from dividends reinvested........................       20,647        36,718
  Paid for shares redeemed..................................   (4,178,575)   (1,687,515)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (3,281,436)    3,870,440
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (3,001,334)    1,749,437
Net Assets:
  Beginning of period.......................................    6,591,267     4,841,830
                                                              -----------   -----------
  End of period.............................................  $ 3,589,933   $ 6,591,267
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999        1998       1997
                                                              -------     ------     ------
Per share data:
Net asset value, beginning of period........................  $  8.80     $11.40     $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.04       0.05       0.09
  Net realized and unrealized gain (loss) on investments....     1.51      (2.60)      2.47
                                                              -------     ------     ------
    Total income (loss) from investment operations..........     1.55      (2.55)      2.56
                                                              -------     ------     ------
Less distributions:
  Dividends from net investment income......................    (0.04)     (0.05)     (0.07)
  Distributions from net realized capital gains.............     0.00       0.00      (1.09)
                                                              -------     ------     ------
    Total distributions.....................................    (0.04)     (0.05)     (1.16)
                                                              -------     ------     ------
Net asset value, end of period..............................  $ 10.31     $ 8.80     $11.40
                                                              =======     ======     ======
Total return................................................    17.69%    (22.41)%    25.63%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.93%      0.81%      0.95%
  Ratio of net investment income to average net assets......     0.47%      0.55%      0.75%
Portfolio turnover rate.....................................      122%        71%        40%
Net assets at end of period (millions)......................  $   3.6     $  6.6     $  4.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    (4.81%)
Three-year                                   0.68%
Since inception (1/3/97)                     0.68%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For bond investors, 1999 was a year that most would like to simply forget. Domestic fixed income markets registered one of their worst total return over the past 25 years, second only to 1994. Treasury yields across the maturity spectrum rose steadily throughout the year by 140 to 180 basis points depending on the bond's maturity date. The investment objective for the Strategic Income portfolio is to "generate high current income." We uniquely invest the portfolio in these five asset classes: corporate bonds, mortgage-backed, international, equity and real estate investment trusts (REIT's) securities. Within these broad asset types, the Fund was highly diversified by issuer, geographic location, and industry.

Last year, we took steps to improve the fund's total return (income and price). Our decision to limit exposure to higher risk asset classes, remain diversified across industries, and closely monitor fundamental trends helped to limit portfolio volatility We believe our longer-term focus helps to reduce volatility and leads to competitive long-term results.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[STRATEGIC INCOME PORTFOLIO CHART]

                                                              STRATEGIC INCOME PORTFOLIO
                                                           (COMMENCED OPERATIONS JANUARY 3,   LEHMAN BROS. GOVT./CORP. BOND INDEX
                                                                        1997)                            -INTERMEDIATE
                                                           --------------------------------   -----------------------------------
                                                                       10000.00                            10000.00
'97'                                                                   10296.00                            10274.00
                                                                       10902.40                            10777.40
'98'                                                                   10962.40                            11147.10
                                                                       10747.50                            11681.00
'99'                                                                   10711.00                            11613.30
                                                                       10231.10                            11725.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  GNMA Pool #436197X, 7.00%
     02/15/2008                            4.78
 2.  Federated Dept. Stores 8 1/2%
     6/15/03                               3.33
 3.  Lehman Bros Holdings 7.75%
     5/15/23                               3.19
 4.  ABM-AMRO Bank N.V 7.75%
     05/15/2023                            3.18
 5.  Philip Morris 7.125% 8/15/02          3.18
 6.  Duke Power Co 7.875% 5/01/24          3.15
 7.  Zurich Cap Trust 8.376% 6/1/37        3.15
 8.  NB CAP TRUST 8.25%, 04/15/2027        3.14
 9.  Merrill Lynch & Co. NT 7.00%
     4/27/08                               3.11
10.  SPIEKER PPTYS LP 7.125% 12/1/06       3.06

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
 1.  REIT                                 19.44
 2.  Government                           18.06
 3.  Retail                               10.41
 4.  Financial Services                    9.46
 5.  Banking                               8.75

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (18.1%)
$ 86,588   FNMA 9.000% 04/01/16..................  $   90,287
  21,844   FNMA 7.500% 07/15/21..................      21,965
  70,836   FNMA 7.500% 10/01/24..................      70,117
 100,000   FNMA 6.500% 04/18/25..................      92,953
  56,441   FNMA 7.000% 09/01/27..................      54,605
  29,436   FNMA 7.500% 09/01/28..................      29,137
  52,406   GNMA 7.500% 06/15/27..................      51,877
 153,107   GNMA 7.000% 02/15/28..................     148,004
                                                   ----------
                                                      558,945
                                                   ----------
           AEROSPACE (2.8%)
 100,000   Lockhead Corp.
           7.875% 03/15/23.......................      88,070
                                                   ----------
           AUTOMOTIVE & RELATED (2.3%)
  75,000   Ford Motor Co
           7.500% 08/01/26.......................      72,479
                                                   ----------
           BANKING (8.7%)
 100,000   ABM-AMRO Bank N.V.
           7.750% 05/15/23.......................      98,536
  75,000   Banc One Corp. 8.000% 04/29/27........      74,959
 100,000   NB Capital Trust 8.250% 04/15/27......      97,218
                                                   ----------
                                                      270,713
                                                   ----------
           COMMUNICATIONS (1.5%)
  50,000   GTE Corp. 7.830% 05/01/23.............      47,837
                                                   ----------
           CONSUMER PRODUCTS (3.3%)
 100,000   Phillip Morris Co.
           7.125% 08/15/02.......................      98,439
                                                   ----------
           FINANCIAL SERVICES (9.5%)
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03                                   98,823
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................      96,394
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................      97,581
                                                   ----------
                                                      292,798
                                                   ----------
           FORESTRY & PAPER PRODUCTS (1.7%)
  25,000   Fort James Corp. 6.625% 09/15/04......      24,164
  30,000   International Paper Co. 7.625%
            01/15/07.............................      29,661
                                                   ----------
                                                       53,825
                                                   ----------
           OIL ENERGY & NATURAL GAS (2.8%)
  75,000   Transcanada Pipeline 9.875%
            01/01/21.............................      87,199
                                                   ----------
           REAL ESTATE & LEASING (5.2%)
 100,000   Spieker Properties Inc. 7.125%
            12/01/06.............................      94,744
  75,000   Spieker Properties Inc. 7.350%
            12/01/17.............................      65,857
                                                   ----------
                                                      160,601
                                                   ----------
           RETAIL (10.4%)
 100,000   Federated Dept. Stores 8.500%
            06/15/03.............................     103,187
  50,000   May Department Stores Co. 7.625%
            08/15/13.............................      50,119
  75,000   JC Penny Inc. 9.450% 07/15/02.........      74,146
 100,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................      94,598
                                                   ----------
                                                      322,050
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (3.2%)
$100,000   Duke Power Co. 7.875% 05/01/24........  $   97,624
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (69.5%)
            (COST $2,305,514)....................  $2,150,580
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   5,000   Bedford Property Invs. Inc. ..........  $   85,312
   2,000   Brandywine Realty Trust...............      32,750
   2,000   Developers Divers Realty Corp. .......      25,750
     603   Healthcare Realty Trust Inc. .........       9,422
     190   Hospitality Properties Trust..........       3,622
   2,000   Koger Equity Inc. ....................      33,750
   3,581   LTC Properties Inc. ..................      30,215
   2,000   Lasalle Hotel Properties..............      23,375
   2,000   Lexington Corp. Properties Trust......      18,375
   2,500   Liberty Property Trust................      60,625
   2,000   New Plan Excel Realty Trust...........      31,625
   6,000   Sizeler Property Investors Inc. ......      48,750
   4,600   Winston Hotels Inc. ..................      37,375
                                                   ----------
                                                      440,946
                                                   ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
            (14.2%) (COST $535,568)..............  $  440,946
                                                   ----------

   6,900   First Commonwealth Fund Inc. .          $   63,393
                                                   ----------
           TOTAL INVESTMENT COMPANIES (2.0%)
            (COST $83,397).......................  $   63,393
                                                   ----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           HOTEL/LODGING (2.4%)
   7,000   RFS Hotels Invs. Inc. ...............  $    73,063
                                                  -----------
           UTILITIES (1.8%)
   1,000   Central & South West Corp. ..........       20,000
   1,000   Texas Utilities Co. .................       35,563
                                                  -----------
                                                       55,563
                                                  -----------
           TOTAL COMMON STOCK (4.2%) (COST
            $151,615)...........................  $   128,626
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.8%)
   2,500   MCI Capital 8.00% Series A...........  $    55,313
                                                  -----------
           FINANCIAL SERVICES (2.6%)
   1,500   Citigroup Cap I 8.00% 9/30/36........       35,062
   2,000   PLC Capital Trust I 8.25%............       44,000
                                                  -----------
                                                       79,062
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.4%)
   2,000   Enron Capital Trust I 8.30%..........       43,750
                                                  -----------
           REAL ESTATE & LEASING (1.2%)
   2,000   Kimco Realty Corp. 8.50%.............       37,625
                                                  -----------
           UTILITIES (1.7%)
   2,500   Alabama Power Capital Tr. 7.60%......       52,969
                                                  -----------
           TOTAL PREFERRED STOCK (8.7%) (COST
            $313,495)...........................  $   268,719
                                                  -----------
           TOTAL HOLDINGS (98.6%) (COST
            $3,389,589) (A).....................  $ 3,052,264
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.4%)..................       42,783
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 3,095,047
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $97,581 or 3.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,389,589)...............  $ 3,052,264
  Dividends and accrued interest
    receivable...............................       41,728
  Other......................................       12,161
                                               -----------
    Total assets.............................    3,106,153
                                               -----------
Liabilities:
  Payable for fund shares redeemed...........           51
  Payable for investment management services
    (note 3).................................        2,127
  Other accrued expenses.....................        8,928
                                               -----------
    Total liabilities........................       11,106
                                               -----------
Net assets at market value...................  $ 3,095,047
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   373,469
  Paid-in capital in excess of par value.....    3,432,166
  Accumulated net realized loss on
    investments (note 1).....................     (388,726)
  Net unrealized depreciation on investments
    (note 1).................................     (337,325)
  Undistributed net investment income........       15,463
                                               -----------
Net assets at market value...................  $ 3,095,047
                                               ===========
Shares outstanding (note 4)..................      373,469
Net asset value per share....................  $      8.29
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $ 182,953
  Dividends...................................    124,186
                                                ---------
    Total investment income...................    307,139
                                                ---------
Expenses:
  Management fees (note 3)....................     28,913
  Custodian fees (note 3).....................      4,809
  Directors' fees (note 3)....................        350
  Professional fees...........................      1,599
  Accounting and transfer agent fees..........      7,669
  Other.......................................      2,429
                                                ---------
    Total expenses............................     45,769
                                                ---------
    Net investment income.....................  $ 261,370
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(291,696)
  Net increase in unrealized depreciation on
    investments...............................   (139,474)
                                                ---------
    Net loss on investments...................   (431,170)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(169,800)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999           1998
                                                              -----------    ----------
From operations:
  Net investment income.....................................  $   261,370    $  268,867
  Realized loss on investments..............................     (291,696)      (97,030)
  Unrealized depreciation on investments....................     (139,474)     (230,070)
                                                              -----------    ----------
      Net decrease in net assets from operations............     (169,800)      (58,233)
                                                              -----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (245,907)     (269,685)
  Capital gains distributions...............................            0        (1,157)
                                                              -----------    ----------
      Total dividends and distributions.....................     (245,907)     (270,842)
                                                              -----------    ----------
From capital share transactions (note 4):
  Received from shares sold.................................      262,247     1,160,301
  Received from dividends reinvested........................      245,907       270,842
  Paid for shares redeemed..................................   (1,016,913)     (333,046)
                                                              -----------    ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (508,759)    1,098,097
                                                              -----------    ----------
         Increase (decrease) in net assets..................     (924,466)      769,022
Net Assets:
  Beginning of period.......................................    4,019,513     3,250,491
                                                              -----------    ----------
  End of period (a).........................................  $ 3,095,047    $4,019,513
                                                              ===========    ==========
(a) Includes undistributed net investment income of.........  $    15,463    $        0
                                                              ===========    ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999        1998        1997
                                                              ------      ------      ------
Per share data:
Net asset value, beginning of period........................  $ 9.34      $10.16      $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.65        0.68        0.71
  Net realized and unrealized gain (loss) on investments....   (1.07)      (0.82)       0.13
                                                              ------      ------      ------
    Total income (loss) from investment operations..........   (0.42)      (0.14)       0.84
                                                              ------      ------      ------
Less distributions:
  Dividends from net investment income......................   (0.63)      (0.68)      (0.67)
  Distributions from net realized capital gains.............    0.00        0.00       (0.01)
                                                              ------      ------      ------
    Total distributions.....................................   (0.63)      (0.68)      (0.68)
                                                              ------      ------      ------
Net asset value, end of period..............................  $ 8.29      $ 9.34      $10.16
                                                              ======      ======      ======
Total return................................................   (4.81)%     (1.42)%      8.74%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.27%       1.18%       1.30%
  Ratio of net investment income to average net assets......    7.23%       7.12%       7.04%
Portfolio turnover rate.....................................      53%        104%        102%
Net assets at end of period (millions)......................  $  3.1      $  4.0      $  3.2

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME(a)

 OBJECTIVE

The Firstar Growth & Income seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                     1.76%
Three-year                                   4.24%
Since inception (1/3/97)                     4.75%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

Aided by a 14.9% jump in the fourth quarter, the Standard & Poor's 500 Index finished 1999 with an impressive +21.0% gain completing an unprecedented fifth consecutive year of 20%+ returns. The Standard & Poor's MidCap 400 and SmallCap 600 Indexes both rebounded in the final quarter of the year bringing their full-year results to +14.7% and +12.4% respectively. However, the indexes' strong results mask an extreme divergence in performance across stocks and among sectors. In particular, the stocks making up the technology sector within the S&P 500 surged a breathtaking 79% in 1999. This gain is made even more spectacular considering the technology sector was up 72% in 1998. Technology stocks accounted for almost 80% of the S&P 500's 1999 return. In fact, market breadth was narrower in 1999 than in all but one of the past eleven years. Seven "mega stocks" accounted for half of the Index's performance. Ranked in order of their contribution to the S&P 500's return, the "Magnificent Seven" are Microsoft, Cisco Systems, General Electric, Wal-Mart, Oracle, Nortel and America Online.

In contrast to the stock market's record-setting performance, the bond market was under pressure throughout 1999. The thirty-year US Treasury bond ended the year with a 6.5% yield, up from 5.1% at the beginning of the year. Taxable bonds as measured by the Lehman Brothers Government/ Corporate Bond Index, delivered a -0.4% fourth quarter total return bringing the full-year result to -2.2%. For tax-exempt fixed income investors, the news was only slightly better with the Lehman Brothers State General Obligation Bond Index posting a -0.4% total return for the quarter and a 1.1% return for the year.

Mid-year adjustments to our equity funds (highlighted by improved technology stock selection) led to more competitive portfolio performance in the final months of the year.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                                                 LEHMAN BROS. GOVT./CORP. INDEX -
                                                                  FIRSTAR GROWTH & INCOME                  INTERMEDIATE
                                                                  -----------------------        --------------------------------
                                                                          10000.00                           10000.00
'97'                                                                      10531.00                           12060.00
                                                                          10969.10                           13336.00
'98'                                                                      11253.20                           15697.70
                                                                          11289.20                           17146.70
'99'                                                                      11670.80                           19269.40
                                                                          11488.70                           20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Tyco International                      2.59
 2.  Northern Trust                          2.57
 3.  McGraw-Hill                             2.42
 4.  Bristol-Myers Squibb                    2.33
 5.  Enron Corp.                             2.28
 6.  ALLTEL Corporation                      2.25
 7.  Pepsico Inc                             2.08
 8.  Citigroup Inc                           2.02
 9.  Intel Corp                              1.99
10.  Bank of New York                        1.94

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Oil, Energy, and Natural Gas            8.13
 2.  Consumer Products                       7.88
 3.  Banking                                 7.86
 4.  Drugs                                   7.15
 5.  Telecommunications and Cellular         6.62

---------------

(a) Prior to 5/1/99 the portfolio was known as The Stellar Portfolio.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ADVERTISING (1.9%)
   1,100   Interpublic Group of Cos. Inc.........  $   63,456
                                                   ----------
           BANKING (7.9%)
   1,600   Bank of New York Inc..................      64,000
   1,600   Mellon Bank Corp......................      54,500
   1,600   Northern Trust Corp...................      84,800
   1,400   Wells Fargo Co........................      56,612
                                                   ----------
                                                      259,912
                                                   ----------
           BROADCAST RADIO & TV (2.4%)
     650   *CBS Corp.............................      41,559
     500   Timer Warner Inc......................      36,219
                                                   ----------
                                                       77,778
                                                   ----------
           BUILDING & CONSTRUCTION (1.1%)
     900   Vulcan Materials Co...................      35,944
                                                   ----------
           BUSINESS SERVICES (4.0%)
     800   Automatic Data Processing Inc.........      43,100
     300   First Data Corp.......................      14,794
   1,000   Manpower Inc..........................      37,625
   1,300   Viad Corp.............................      36,237
                                                   ----------
                                                      131,756
                                                   ----------
           COMMUNICATIONS (3.0%)
     700   Bell Atlantic Corp....................      43,094
     200   True North Communications.............       8,937
     700   Sprint Corp...........................      47,119
                                                   ----------
                                                       99,150
                                                   ----------
           COMPUTER & RELATED (5.2%)
     100   Electronic Data Systems Corp..........       6,694
     100   Hewlett-Packard Co....................      11,394
     800   Intel Corp............................      65,850
     300   Intl. Business Machines...............      32,400
     600   Lucent Technologies Inc...............      44,887
     100   Microsoft Corp........................      11,675
                                                   ----------
                                                      172,900
                                                   ----------
           CONSUMER PRODUCTS (7.9%)
     800   Avery Dennison Corp...................      58,300
   1,000   Estee Lauder Cos. Inc.................      50,438
     600   Johnson & Johnson.....................      55,875
     800   Kimberly-Clark Corp...................      52,200
     400   Procter & Gamble Co...................      43,825
                                                   ----------
                                                      260,638
                                                   ----------
           CONTAINERS (0.3%)
     100   Aloca Inc.............................       8,300
                                                   ----------
           CRUISE LINES (0.2%)
     100   Carnival Corp CL A....................       4,781
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           DRUGS (7.2%)
     800   American Home Products Corp...........  $   31,550
   1,200   Bristol-Myers Squibb Co...............      77,025
     700   Lilly (Eli) & Co......................      46,550
     600   Merck & Co. Inc.......................      40,237
     500   Warner Lambert Co.....................      40,969
                                                   ----------
                                                      236,331
                                                   ----------
           DURABLE GOODS (1.0%)
     900   Pentair Inc...........................      34,650
                                                   ----------
           ELECTRICAL EQUIPMENT (2.0%)
     600   Molex Inc.............................      27,150
     400   Texas Instruments Inc.................      38,750
                                                   ----------
                                                       65,900
                                                   ----------
           FINANCIAL SERVICES (2.6%)
   1,200   Citigroup Inc.........................      66,675
     600   Franklin Resources....................      19,238
                                                   ----------
                                                       85,913
                                                   ----------
           FOOD & RELATED (4.7%)
     700   Anheuser-Busch Cos. ..................      49,612
     200   Coors (Adolph) CL B...................      10,500
   1,950   PepsiCo Inc...........................      68,737
     700   Sysco Corp............................      27,694
                                                   ----------
                                                      156,543
                                                   ----------
           FORESTRY & PAPER PRODUCTS (1.0%)
     400   Consolidated Papers Inc...............      12,725
     300   Weyerhaeuser Co.......................      21,544
                                                   ----------
                                                       34,269
                                                   ----------
           INDUSTRIAL SERVICES (1.4%)
   1,200   Ecolab Inc............................      46,950
                                                   ----------
           INSTRUMENT-SCIENTIFIC (0.9%)
     800   Millipore Corp........................      30,900
                                                   ----------
           INSURANCE SERVICES (2.9%)
   1,100   Hartford Life CL A....................      48,400
     500   Marsh & McLennan Cos. Inc.............      47,844
                                                   ----------
                                                       96,244
                                                   ----------
           MEDIA & PUBLISHING (5.7%)
     600   Houghton Mifflin Co...................      25,312
     300   Knight Ridder Inc.....................      17,850
   1,300   McGraw-Hill Cos. Inc..................      80,113
   1,300   New York Times Co.....................      63,863
                                                   ----------
                                                      187,138
                                                   ----------
           MEDICAL & RELATED (1.5%)
   1,400   Medtronic Inc.........................      51,013
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (8.1%)
   1,700   Enron Corp............................  $   75,437
   1,500   Enron Corp. Notes 2002................      28,125
     660   Exxon Mobil Corp......................      53,171
     900   Phillips Petroleum Co.................      42,300
     600   Schlumberger Ltd......................      33,750
     116   Transocean Sedco Forex Inc............       3,805
   1,300   USX-Marathon Group....................      32,094
                                                   ----------
                                                      268,682
                                                   ----------
           RETAIL (4.8%)
   1,500   CVS Corp..............................      59,906
     825   Gap Inc...............................      37,950
     200   W.W. Grainger, Inc....................       9,563
     200   Wal-Mart Stores Inc...................      13,825
   1,300   Walgreen Co...........................      38,025
                                                   ----------
                                                      159,269
                                                   ----------
           SECURITY SYSTEMS & SERVICES (2.6%)
   2,200   Tyco International Ltd................      85,525
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (4.9%)
     900   Alltel Corp...........................      74,419
     700   *BroadWing Inc........................      25,812
     100   Corning Inc...........................      12,894
   1,000   SBC Communications Inc................      48,750
                                                   ----------
                                                      161,875
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.1%)
     100   Expeditors Intl. Washington Inc.......       4,381
                                                   ----------
           UTILITIES (1.6%)
     300   General Electric Co...................      46,425
     400   Nisource Inc..........................       7,150
                                                   ----------
                                                       53,575
                                                   ----------
           TOTAL COMMON STOCK (86.9%) (COST
            $2,736,637)..........................  $2,873,773
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (1.5%)
           COMMUNICATIONS (1.5%)
     500   Nortel Networks Corp..................  $   50,500
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           FINLAND (1.7%)
           TELECOMMUNICATIONS (1.7%)
     300   Nokia Corp. SP-ADR....................  $   57,000
                                                   ----------
                                                      107,500
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.2%)
            (COST $64,063).......................     107,500
                                                   ----------
           TOTAL COMMON STOCK (90.1%) (COST
            $2,800,700)..........................  $2,981,273
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
-------------------------------------------------------------
     900   AMB Property Corp.....................  $   17,944
     200   Post Properties.......................       7,650
                                                   ----------
                                                       25,594
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (0.8%) (COST $27,785)................  $   25,594
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           FOOD & RELATED (1.0%)
     700   Seagram LTD 7.5% Conv.................  $   31,500
                                                   ----------
           TOTAL PREFERRED STOCK (1.0%) (COST
            $35,088).............................  $   31,500
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (9.1%)
$301,000   Firstar Bank 1.000% 01/03/00
            repurchase price $301,025
            collateralized by GNMA certificates
            pool # 8375 due 02/20/24 (Cost
            $301,000)............................  $  301,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (9.1%)
            (COST $301,000)......................  $  301,000
                                                   ----------
           TOTAL HOLDINGS (101.0%) (COST
            $3,164,573) (A)......................  $3,339,367
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-1.0%)..............................     (33,206)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,306,161
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,164,573)...............  $3,339,367
  Cash in bank...............................         409
  Receivable for securities sold.............      33,555
  Dividends and accrued interest
    receivable...............................       2,593
                                               ----------
    Total assets.............................   3,375,924
                                               ----------
Liabilities:
  Payable for securities purchased...........      55,537
  Payable for fund shares redeemed...........       3,830
  Payable for investment management services
    (note 3).................................       2,482
  Other accrued expenses.....................       7,914
                                               ----------
    Total liabilities........................      69,763
                                               ----------
Net assets at market value...................  $3,306,161
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  311,449
  Paid-in capital in excess of par value.....   2,877,569
  Accumulated net realized loss on
    investments (note 1).....................     (57,572)
  Net unrealized appreciation on investments
    (note 1).................................     174,794
  Overdistributed net investment income......         (79)
                                               ----------
Net assets at market value...................  $3,306,161
                                               ==========
Shares outstanding (note 4)..................     311,449
Net asset value per share....................  $    10.62
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.....................................  $ 26,958
  Dividends....................................    60,747
                                                 --------
    Total investment income....................    87,705
                                                 --------
Expenses:
  Management fees (note 3).....................    32,127
  Custodian fees (note 3)......................     4,809
  Directors' fees (note 3).....................       350
  Professional fees............................     1,599
  Accounting and transfer agent fees...........     6,077
  Other........................................     2,869
                                                 --------
    Total expenses.............................    47,831
                                                 --------
    Net investment income......................  $ 39,874
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments...........  $(51,251)
  Net increase in unrealized appreciation on
    investments................................    71,069
                                                 --------
    Net gain on investments....................    19,818
                                                 --------
    Net increase in net assets from
      operations...............................  $ 59,692
                                                 ========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (A)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
From operations:
  Net investment income.....................................  $   39,874   $  115,681
  Realized gain (loss) on investments.......................     (51,251)      20,231
  Unrealized appreciation (depreciation) on investments.....      71,069      (54,343)
                                                              ----------   ----------
      Net increase in net assets from operations............      59,692       81,569
                                                              ----------   ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (41,725)    (114,147)
  Capital gains distributions...............................           0      (14,635)
                                                              ----------   ----------
      Total Distributions...................................     (41,725)    (128,782)
                                                              ----------   ----------
From capital share transactions (note 4):
  Received from shares sold.................................     437,571    1,063,702
  Received from dividends reinvested........................      41,725      128,782
  Paid for shares redeemed..................................    (796,078)    (346,843)
                                                              ----------   ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (316,782)     845,641
                                                              ----------   ----------
         Increase (decrease) in net assets..................    (298,815)     798,428
Net Assets:
  Beginning of period.......................................   3,604,976    2,806,548
                                                              ----------   ----------
  End of period (a).........................................  $3,306,161   $3,604,976
                                                              ==========   ==========
(a) Includes undistributed net investment income of.........  $        0   $    1,772
                                                              ==========   ==========

 FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED DECEMBER 31,
                                                                ----------------------------
                                                                 1999      1998        1997
                                                                ------    ------      ------
Per share data:
Net asset value, beginning of period........................    $10.56    $10.65      $10.00
Income from investment operations:
  Net investment income.....................................      0.12      0.37        0.32
  Net realized and unrealized gain (loss) on investments....      0.06     (0.07)       0.64
                                                                ------    ------      ------
    Total income from investment operations.................      0.18      0.30        0.96
                                                                ------    ------      ------
Less distributions:
  Dividends from net investment income......................     (0.12)    (0.35)      (0.31)
  Distributions from net realized capital gains.............      0.00     (0.04)       0.00
                                                                ------    ------      ------
    Total distributions.....................................     (0.12)    (0.39)      (0.31)
                                                                ------    ------      ------
Net asset value, end of period..............................    $10.62    $10.56      $10.65
                                                                ======    ======      ======
Total return................................................      1.76%     2.92%       9.70%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................      1.39%     1.43%       1.54%
  Ratio of net investment income to average net assets......      1.16%     3.53%       3.07%
Portfolio turnover rate.....................................       197%       81%         17%
Net assets at end of period (millions)......................    $  3.3    $  3.6      $  2.8

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-year                                     7.43%
Three-year                                  18.49%
Since inception (1/3/97)                    18.54%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS
During the past twelve months the equity market continued its upward trend despite significant market volatility. In this environment the portfolio performed better than its peers, producing a return through November 30, 1999 of 12.2% on a net asset value basis. This compares to a return of 11.6% for the average comparable fund as reported by Lipper Analytical Service, Inc. The portfolio's "value" based investment strategy traditionally identifies companies with below average volatility, low price-to-earnings ratio and above average dividend yields. This strategy has produced consistent returns, and no changes are planned.

As we look towards the future and 2000 in particular, we see a U.S. economy that will continue to grow, but at a somewhat slower pace than in past years. Consumer confidence is high but consumers also face a heavy debt burden. We expect further Fed tightening, which combined with rising energy prices makes likely a fairly sharp slowdown in the rate of consumer spending growth as we progress through the year.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[RELATIVE VALUE LINE GRAPH]

                                                           RELATIVE VALUE PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                           -----------------------------------            -------------
                                                                        10000.00                             10000.00
'97'                                                                    11628.00                             12060.00
                                                                        12828.00                             13336.00
'98'                                                                    14213.40                             15697.70
                                                                        15485.50                             17146.70
'99'                                                                    16959.80                             19269.40
                                                                        16635.80                             20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Intel Corporation                       6.93
 2.  Broadwing Inc                           6.52
 3.  International Business Machines
     Corporation                             5.82
 4.  The Procter & Gamble Company            5.07
 5.  Lucent Technologies Inc.                4.41
 6.  General Electric Company                4.30
 7.  Citigroup Inc                           3.68
 8.  Texaco Inc                              2.74
 9.  Smithkline Beecham                      2.71
10.  Bristol-Myers Squibb Company            2.70

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Communications                         14.96
 2.  Computer & Related                     12.74
 3.  Oil, Energy, and Natural Gas           11.18
 4.  Consumer Products                       9.76
 5.  Drugs                                   9.28

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             AEROSPACE (2.3%)
     4,812   Honeywell International Inc. .....  $    277,592
                                                 ------------
             APPLIANCES (1.1%)
     2,000   Whirlpool Corp. ..................       130,125
                                                 ------------
             AUTOMOTIVE & RELATED (2.8%)
     2,500   Ford Motor Co. ...................       133,594
     1,500   General Motors Corp. .............       109,031
     3,000   Goodyear Tire & Rubber Co. .......        84,563
                                                 ------------
                                                      327,188
                                                 ------------
             BANKING (9.2%)
     5,613   Amsouth Bancorporation............       108,401
     6,000   Bank of New York Inc. ............       240,000
     3,000   Bank America Corp. ...............       150,563
     6,000   First Financial Bancorp...........       128,250
     4,500   First Tennessee National..........       128,250
     4,000   Mellon Bank Corp. ................       136,250
     3,500   North Fork Bancorp................        61,250
     2,000   PNC Bank Corp. ...................        89,000
     2,000   TCF Financial Corp. ..............        49,750
                                                 ------------
                                                    1,091,714
                                                 ------------
             COMMUNICATIONS (13.1%)
     5,000   AT&T Corp. .......................       253,750
    21,000   BroadWing Inc. ...................       774,375
     7,000   Lucent Technologies Inc. .........       523,688
                                                 ------------
                                                    1,551,813
                                                 ------------
             COMPUTER & RELATED (12.7%)
    10,000   Intel Corp. ......................       823,125
     6,400   Intl. Business Machines Corp. ....       691,200
                                                 ------------
                                                    1,514,325
                                                 ------------
             CONSUMER PRODUCTS (9.8%)
     2,500   Eastman Kodak Co. ................       165,625
     5,000   Gillette Co. .....................       205,937
     8,000   Philip Morris Cos. Inc. ..........       185,500
     5,500   Procter & Gamble Co. .............       602,594
                                                 ------------
                                                    1,159,656
                                                 ------------
             DRUGS (6.6%)
     4,000   American Home Products Corp. .....       157,750
     5,000   Bristol Myers Squibb Co. .........       320,938
     4,500   Merck & Co. Inc. .................       301,780
                                                 ------------
                                                      780,468
                                                 ------------
             ELECTRICAL EQUIPMENT (4.8%)
     3,300   General Electric Co. .............       510,675
     1,000   Johnson Controls Inc. ............        56,875
                                                 ------------
                                                      567,550
                                                 ------------
             FOOD & RELATED (1.8%)
     6,000   Monsanto Co. .....................       213,750
                                                 ------------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (7.8%)
     1,500   American Express Co. .............  $    249,375
     7,875   Citigroup Inc. ...................       437,555
     6,000   Union Planters Corp. .............       236,625
                                                 ------------
                                                      923,555
                                                 ------------
             INSURANCE SERVICES (3.1%)
     5,000   Cincinnati Financial Corp. .......       155,937
    13,000   Ohio Casualty Corp. ..............       208,813
                                                 ------------
                                                      364,750
                                                 ------------
             OIL, ENERGY & NATURAL GAS (9.6%)
     3,000   Atlantic Richfield Co. ...........       259,500
     2,000   Duke Energy Corp. ................       100,250
     3,960   Exxon Mobil Corp. ................       319,028
     6,000   Texaco Inc. ......................       325,875
     4,000   Texas Utilities Co. ..............       142,250
                                                 ------------
                                                    1,146,903
                                                 ------------
             RETAIL (1.7%)
     4,000   Federated Department Stores              202,250
                                                 ------------
             UTILITIES (3.7%)
     6,000   Cinergy Corp. ....................       144,750
     3,000   GPU Inc. .........................        89,812
     3,000   GTE Corp. ........................       211,687
                                                 ------------
                                                      446,249
                                                 ------------
             TOTAL U.S. COMMON STOCK (90.1%)
              (COST $8,357,797)................  $ 10,697,888
                                                 ------------

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             UNITED KINGDOM (4.6%)
             COMMUNICATIONS (1.9%)
     1,000   Cable & Wireless Pub Co. Ltd.
              ADR..............................  $     52,937
     3,500   Vodafone Group PLC ADR............       173,250
                                                 ------------
                                                      226,187
                                                 ------------
             DRUGS (2.7%)
     5,000   SmithKline Beecham PLC ADR CL A...       322,188
                                                 ------------
             TOTAL UNITED KINGDOM..............       548,375
                                                 ------------
             NETHERLANDS (1.5%)
             OIL, ENERGY & NATURAL GAS (1.5%)
     3,000   Royal Dutch Pete Co. NY Reg.
              1.25.............................       181,313
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (6.1%)
              (COST $483,597)..................  $    729,688
                                                 ------------
             TOTAL COMMON STOCK (96.2%) (COST
              $8,841,394)......................  $ 11,427,576
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (3.8%)
$  455,000   Firstar 1.000% 01/03/00 repurchase
              price $455,037 collateralized by
              GNMA certificates pool # 8375 due
              02/20/24 (cost $455,000)..........  $   455,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (3.8%)
              (COST $455,000)...................  $   455,000
                                                  -----------
             TOTAL HOLDINGS (100.0%) (COST
              $9,296,394) (A)...................  $11,882,576
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (0.0%)................         (752)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $11,881,824
                                                  ===========

---------------

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $9,296,394)..............  $11,882,576
  Cash in bank..............................          533
  Dividends and accrued interest
    receivable..............................       18,464
                                              -----------
    Total assets............................   11,901,573
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        3,651
  Payable for investment management services
    (note 3)................................        9,087
  Other accrued expenses....................        7,011
                                              -----------
    Total liabilities.......................       19,749
                                              -----------
Net assets at market value..................  $11,881,824
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   743,411
  Paid-in capital in excess of par value....    8,731,876
  Accumulated net realized loss on
    investments (note 1)....................     (179,592)
  Net unrealized appreciation on investments
    (note 1)................................    2,586,182
  Return of capital.........................          (53)
                                              -----------
Net assets at market value..................  $11,881,824
                                              ===========
Shares outstanding (note 4).................      743,411
Net asset value per share...................  $     15.98
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $  15,639
  Dividends...................................    194,521
                                                ---------
    Total investment income...................    210,160
                                                ---------
Expenses:
  Management fees (note 3)....................    100,255
  Custodian fees (note 3).....................      4,819
  Directors' fees (note 3)....................        350
  Professional fees...........................      1,599
  Accounting and transfer agent fees..........      7,952
  Other.......................................      2,443
                                                ---------
    Total expenses............................    117,418
                                                ---------
    Net investment income.....................  $  92,742
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(169,231)
  Net increase in unrealized appreciation on
    investments...............................    842,413
                                                ---------
    Net gain on investments...................    673,182
                                                ---------
    Net increase in net assets from
      operations..............................  $ 765,924
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $    92,742   $   105,388
  Realized gain (loss) on investments.......................     (169,231)       83,624
  Unrealized appreciation on investments....................      842,413       979,715
                                                              -----------   -----------
      Net increase in assets from operations................      765,924     1,168,727
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (92,742)     (105,730)
  Capital gains distributions...............................            0       (91,539)
  Return of capital.........................................          (53)            0
                                                              -----------   -----------
      Total dividends and distributions.....................      (92,795)     (197,269)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    2,841,978     6,696,273
  Received from dividends reinvested........................       92,795       197,269
  Paid for shares redeemed..................................   (1,735,051)   (3,589,324)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,199,722     3,304,218
                                                              -----------   -----------
         Increase in net assets.............................    1,872,851     4,275,676
Net Assets:
  Beginning of period.......................................   10,008,973     5,733,297
                                                              -----------   -----------
  End of period.............................................  $11,881,824   $10,008,973
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                                  --------------------------------
                                                                   1999        1998          1997
                                                                  ------      ------        ------
Per share data:
Net asset value, beginning of period........................      $15.02      $12.68        $10.00
Income from investment operations:
  Net investment income.....................................        0.13        0.15          0.16
  Net realized and unrealized gain on investments...........        1.01        2.48          2.66
                                                                  ------      ------        ------
    Total income from investment operations.................        1.14        2.63          2.82
                                                                  ------      ------        ------
Less distributions:
  Dividends from net investment income......................       (0.18)      (0.15)        (0.14)
  Distributions from net realized capital gains.............        0.00       (0.14)         0.00
                                                                  ------      ------        ------
    Total distributions.....................................       (0.18)      (0.29)        (0.14)
                                                                  ------      ------        ------
Net asset value, end of period..............................      $15.98      $15.02        $12.68
                                                                  ======      ======        ======
Total return................................................        7.43%      20.72%        28.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................        1.06%       1.08%         1.18%
  Ratio of net investment income to average net assets......        0.84%       1.19%         1.35%
Portfolio turnover rate.....................................           9%         54%            7%
Net assets at end of period (millions)......................      $ 11.9      $ 10.0        $  5.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-Year                                     5.86%
Since inception (5/1/98)                     5.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The great bull market of the 1990s rolled on in 1999 as the S&P 500 returned 21.0%. This was an unprecedented fifth consecutive year of 20+% returns for the S&P 500. However, like 1998, the market's advance was narrow as a handful of Technology stocks led the market. 1999 was an extremely difficult year for value managers. Across the entire capitalization spectrum, growth stocks ruled on the strength of the Technology sector. The Large-Cap Russell 1000 Growth Index returned 33.1% while the Russell 1000 Value Index returned 7.3%, the Russell Midcap Growth Index returned 51.2% while the Midcap Value Index returned -0.1% and the Russell 2000 Growth Index returned 43.1% while Value Index returned -1.5%. Eleven stocks, nine of which were Technology related, provided two-thirds of the S&P 500's return of 21.0%. The year-end run-up by Technology was awe-inspiring. During the last 52 trading days of the year, the NASDAQ 100 Index returned 57% and the Goldman Sachs Internet Index returned 63%. The market's obsession with the Internet and the build-out of the Internet infrastructure has created one of the most challenging market environments of the century. For those companies which appear to be positioned correctly for the "new" economy, valuation does not matter and no price is high enough to pay to participate. On the other side of the ledger, there appears in the market no price low enough to own those stocks which are out of favor. Over one-third of the stocks in the Ohio National Blue Chip Portfolio are now trading at less than 11 times next year's earnings. The S&P 500 currently trades at 30 times next year's earnings.

The Ohio National Blue Chip Portfolio returned 5.86% for the year, underperforming our peer Lipper Multi-Cap Value Funds which returned 7.78%. The fund's performance was impacted by an underweight in the Technology sector as well as disappointing performances from a number of our Capital Goods and Financial holdings. In those sectors our value disciplines led us to some of the attractively valued second tier names which did not perform as well as the ultra-large but less attractively valued leaders. We are obviously not pleased with this year's performance but we maintain faith in the value disciplines which have served us well over the long term -- identifying leading companies which are temporarily out of favor and appear inexpensive relative to their history relative to the market, as well as to their expected growth.

Our stock market outlook remains basically unchanged -- the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. The recent parabolic run-up in the Technology and Internet areas of the market definitely make us nervous as the speculation present in a large portion of these names is unprecedented in our lifetimes. However, valuations and fundamentals outside this area of the market seem reasonable and sustainable given the healthy global economic environment as well as the muted inflationary pressures in our own economy. In the financial and cyclical segments of the market, valuations are extremely compelling, with many names trading between 7 and 11 times next year's earnings. Given the valuation disparities between the "haves" and "have nots", combined with the speculative bubble which continues to grow in the areas of the market mentioned above, we believe that there is a high probability of the market rotating back towards more reasonably valued stocks despite what happens to the market directionally. We believe that the Ohio National Blue Chip Portfolio is well positioned if such a rotation were to occur.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
'5/98'                                                                    10000.00                           10000.00
'6/98'                                                                    10024.00                           10143.00
'12/98'                                                                   10254.50                           11079.20
'6/99'                                                                    11456.40                           12450.80
'12/99'                                                                   10860.60                           13410.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Sun Microsystems Inc                    2.75
 2.  GTE Corporation                         1.92
 3.  Motorola Inc                            1.85
 4.  U.S. West Inc                           1.81
 5.  A T & T CORP                            1.80
 6.  Kimberly-Clark Corp                     1.77
 7.  First Data Corp                         1.75
 8.  Exxon Mobil Corp                        1.68
 9.  Novell Inc                              1.66
10.  Viacom Inc Cl A                         1.64

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     12.28
 2.  Oil, Energy, and Natural Gas            6.57
 3.  Consumer Products                       6.37
 4.  Financial Services                      5.58
 5.  Insurance Services                      5.46

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (2.7%)
   1,600   Boeing Company........................  $   66,500
   1,100   Honeywell Intl. Inc. .................      63,456
                                                   ----------
                                                      129,956
                                                   ----------
           AUTOMOTIVE & RELATED (3.2%)
     889   Delphi Automotive Systems.............      14,002
     900   Ford Motor Co. .......................      48,094
     700   General Motors Corp. .................      50,881
     700   Johnson Controls Inc. ................      39,812
                                                   ----------
                                                      152,789
                                                   ----------
           BANKING (2.9%)
   1,000   Bank of America Corp. ................      50,188
   1,200   First Union Corp. ....................      39,375
   1,900   Washington Mutual Inc. ...............      49,400
                                                   ----------
                                                      138,963
                                                   ----------
           BROADCAST RADIO & TV (1.6%)
   1,215   *CBS Corp. ...........................      77,684
                                                   ----------
           BUSINESS SERVICES (1.8%)
   1,700   First Data Corp. .....................      83,831
                                                   ----------
           COMMUNICATIONS (4.6%)
     600   Motorola Inc. ........................      88,350
     900   SBC Communications Inc. ..............      43,875
   1,200   U.S. West Inc. .......................      86,400
                                                   ----------
                                                      218,625
                                                   ----------
           COMPUTER & RELATED (12.3%)
     800   *Computer Sciences Corp. .............      75,700
   1,100   Electronic Data Systems Corp. ........      73,631
     700   Intl. Business Machines Co. ..........      75,600
   2,000   *Novell Inc. .........................      79,625
   1,300   *Seagate Technology Inc. .............      60,531
   2,500   *Storage Technology Corp. ............      46,094
   1,700   *Sun Microsystems Inc. ...............     131,644
   1,400   *Unisys Corp. ........................      44,712
                                                   ----------
                                                      587,537
                                                   ----------
           CONSUMER PRODUCTS (6.4%)
   1,200   Deere & Co. ..........................      52,050
     600   Eastman Kodak Co. ....................      39,750
   1,300   Kimberly-Clark Corp. .................      84,825
     800   Liz Claiborne Inc. ...................      30,100
   1,400   Phillip Morris Co. Inc. ..............      32,462
   2,600   UST Inc. .............................      65,488
                                                   ----------
                                                      304,675
                                                   ----------
           CONTAINERS (0.4%)
   2,000   *Pactiv Corp. ........................      21,250
                                                   ----------
           DRUGS (3.3%)
   1,300   Abbott Laboratories...................      47,206
     700   Merck & Co. Inc. .....................      46,944
   1,400   Pharmacia & Upjohn Inc. ..............      63,000
                                                   ----------
                                                      157,150
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.6%)
     800   FPL Group Inc. .......................  $   34,250
   1,300   Peco Energy Co. ......................      45,175
   2,000   Reliant Energy Inc. ..................      45,750
                                                   ----------
                                                      125,175
                                                   ----------
           ENTERTAINMENT & LEISURE (2.0%)
     800   Brunswick Corp. ......................      17,800
   1,300   *Viacom Inc. CL A.....................      78,569
                                                   ----------
                                                       96,369
                                                   ----------
           FINANCIAL SERVICES (5.6%)
   1,302   Bear Stearns Co. Inc. ................      55,661
   3,000   CIT Group Inc. CL A...................      63,375
     700   CIGNA Corp. ..........................      56,394
   1,000   H & R Block Inc. .....................      43,750
     900   MBIA Inc. ............................      47,531
                                                   ----------
                                                      266,711
                                                   ----------
           FOOD & RELATED (3.7%)
     700   Anheuser Busch Co. Inc. ..............      49,613
   1,800   Corn Products Intl. Inc. .............      58,950
   1,500   Nabisco Group Holdings................      15,937
   2,400   *Sara Lee Corp. ......................      52,950
                                                   ----------
                                                      177,450
                                                   ----------
           INDUSTRIAL SERVICES (3.7%)
   2,600   Archer-Daniels Midland Co. ...........      31,688
     700   *Lexmark Intl. Group CL A.............      63,350
   1,100   Nucor Corp. ..........................      60,294
   1,352   Waste Management Inc. ................      23,237
                                                   ----------
                                                      178,569
                                                   ----------
           INSURANCE SERVICES (5.5%)
   1,400   Allstate Corp. .......................      33,600
   4,124   Conseco Inc. .........................      73,717
   1,200   Lincoln National Corp. ...............      48,000
     800   Loews Corp. ..........................      48,550
     600   Marsh & McLennan Co. Inc. ............      57,412
                                                   ----------
                                                      261,279
                                                   ----------
           MACHINERY (1.0%)
     900   Ingersoll-Rand Co. ...................      49,556
                                                   ----------
           MANUFACTURING (4.9%)
     800   PPG Industries Inc. ..................      50,050
   1,300   Parker Hannifin Corp. ................      66,706
     800   Textron Inc. .........................      61,350
   1,466   Tyco International Ltd. ..............      56,991
                                                   ----------
                                                      235,097
                                                   ----------
           MEDIA & PUBLISHING (1.0%)
     800   Knight Ridder Inc. ...................      47,600
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (4.5%)
     900   Baxter International Inc. ............  $   56,531
     800   Bristol-Myers Squibb Co. .............      51,350
   4,200   Healthsouth Corp. ....................      22,575
   2,000   *Oxford Health Plans Inc. ............      25,375
   1,100   United Healthcare Corp. ..............      58,438
                                                   ----------
                                                      214,269
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.4%)
   1,200   Ashland Inc. .........................      39,525
   1,000   Diamond Offshore Drilling.............      30,563
     996   Exxon Mobil Corp. ....................      80,240
     900   Schlumberger Ltd. ....................      50,625
   1,000   Sunoco Inc. ..........................      23,500
     174   Transocean Sedco Forex Inc. ..........       5,882
   1,200   USX-Marathon Group....................      29,625
                                                   ----------
                                                      259,960
                                                   ----------
           RESTAURANTS (0.7%)
     800   *Tricon Global Restaurants Inc. ......      30,900
                                                   ----------
           RETAIL (4.0%)
     700   Federated Department Stores...........      35,394
   2,300   *K Mart Corp. ........................      23,144
   1,600   Sherwin-Williams Co. .................      33,600
   3,000   *Toys 'R' Us Inc. ....................      42,937
     800   Wal-Mart Stores Inc. .................      55,300
                                                   ----------
                                                      190,375
                                                   ----------
           RUBBER-TIRES (0.4%)
   1,200   Cooper Tire & Rubber..................      18,675
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (2.9%)
   1,700   AT&T Corp. ...........................      86,275
   1,100   Bellsouth Corp. ......................      51,494
                                                   ----------
                                                      137,769
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.9%)
   1,000   Union Pacific Corp. ..................      43,625
                                                   ----------
           TRAVEL & VACATIONS (0.8%)
   1,300   Galileo International Inc. ...........      38,918
                                                   ----------
           UTILITIES (4.2%)
   1,600   Entergy Corp. ........................      41,200
   1,300   GTE Corp. ............................      91,731
   1,300   PG&E Corp. ...........................      26,650
   1,200   Public Service Enterprises Group            41,775
                                                   ----------
                                                      201,356
                                                   ----------
           TOTAL U.S. COMMON STOCK (93.0%) (COST
            $4,304,341)..........................  $4,446,113
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (2.7%)
           ELECTRICAL EQUIPMENT (1.6%)
     568   Philips Electronics...................  $   76,680
           OIL, ENERGY & NATURAL GAS (1.1%)
     900   Royal Dutch Petroleum Co. ADR               54,394
                                                   ----------
           TOTAL NETHERLANDS.....................     131,074
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (2.7%)
            (COST $97,513)                         $  131,074
                                                   ----------
           TOTAL COMMON STOCK (95.7%) (COST
            $4,401,854)..........................  $4,577,187
                                                   ----------

                                                     MARKET
 SHARES           FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------
           AUSTRALIA (1.6%)
           MEDIA & PUBLISHING
   2,300   News Corp. Ltd. ADR...................  $   76,906
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.6%)
            (COST $56,441).......................  $   76,906
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (4.3%)
$206,000   Firstar 1.00% due 01/03/00 repurchase
            price $206,017 collateralized by GNMA
            certificates pool # 8375 due 02/20/24
            (cost $206,000)                        $  206,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (4.3%)
            (COST $206,000)......................  $  206,000
                                                   ----------
           TOTAL HOLDINGS (101.6%) (COST
            $4,664,295) (A)                        $4,860,093
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-1.6%)..............................     (76,119)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,783,974
                                                   ==========

---------------

* Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $4,664,295)...............  $4,860,093
  Cash in bank...............................         866
  Receivable for securities sold.............       2,025
  Receivable for fund shares sold............          33
  Dividends and accrued interest
    receivable...............................       5,668
                                               ----------
    Total assets.............................   4,868,685
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........      72,050
  Payable for investment management services
    (note 3).................................       3,533
  Other accrued expenses.....................       9,128
                                               ----------
    Total liabilities........................      84,711
                                               ----------
Net assets at market value...................  $4,783,974
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  448,944
  Paid-in capital in excess of par value.....   4,128,142
  Accumulated net realized gain on
    investments (note 1).....................      11,077
  Net unrealized appreciation on investments
    (note 1).................................     195,798
  Undistributed net investment income........          13
                                               ----------
Net assets at market value...................  $4,783,974
                                               ==========
Shares outstanding (note 4)..................     448,944
Net asset value per share....................  $    10.66
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.....................................  $  5,941
  Dividends....................................    64,604
                                                 --------
    Total investment income....................    70,545
                                                 --------
Expenses:
  Management fees (note 3).....................    33,744
  Custodian fees (note 3)......................     4,793
  Directors' fees (note 3).....................       347
  Professional fees............................     1,494
  Accounting and transfer agent fees...........     8,122
  Other........................................     2,084
                                                 --------
    Total expenses.............................    50,584
                                                 --------
    Net investment income......................  $ 19,961
                                                 --------
Realized and unrealized gain on investments:
  Net realized gain from investments...........  $ 82,632
  Net increase in unrealized appreciation on
    investments................................    85,697
                                                 --------
    Net gain on investments....................   168,329
                                                 --------
    Net increase in net assets from
      operations...............................  $188,290
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment income.....................................  $    19,961       $    3,914
  Realized gain (loss) on investments.......................       82,632          (18,271)
  Unrealized appreciation on investments....................       85,697          110,101
                                                              -----------       ----------
      Net increase in net assets from operations............      188,290           95,744
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (19,948)          (4,115)
  Capital gains distributions...............................      (53,285)               0
                                                              -----------       ----------
      Total dividends and distributions.....................      (73,233)          (4,115)
                                                              -----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,047,439        2,842,759
  Received from dividends reinvested........................       73,233            4,115
  Paid for shares redeemed..................................   (1,330,868)         (59,390)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................    1,789,804        2,787,484
                                                              -----------       ----------
         Increase in net assets.............................    1,904,861        2,879,113
                                                              -----------       ----------
Net Assets:
  Beginning of period.......................................    2,879,113                0
                                                              -----------       ----------
  End of period.............................................  $ 4,783,974       $2,879,113
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
Per share data:
Net asset value, beginning of period........................  $     10.22       $    10.00
Income from investment operations:
  Net investment income.....................................         0.05             0.00
  Net realized and unrealized gain on investments...........         0.56             0.23
                                                              -----------       ----------
    Total income from investment operations.................         0.61             0.23
                                                              -----------       ----------
Less distributions:
  Dividends from net investment income......................        (0.05)           (0.01)
  Distributions from net realized capital gains.............        (0.12)            0.00
                                                              -----------       ----------
      Total distributions...................................        (0.17)           (0.01)
                                                              -----------       ----------
Net asset value, end of period..............................  $     10.66       $    10.22
                                                              ===========       ==========
Total return................................................         5.86%            2.34%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.35%            1.84%(a,c)
    Ratio of net investment income to average net assets....         0.53%            0.25%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratios of expenses to average net assets................         1.35%            2.26%(a,c)
Portfolio turnover rate.....................................           29%              32%
Net assets at end of period (millions)......................  $       4.8       $      2.9

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One Year                                    18.58%
Since inception (5/1/98)                    15.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

After a third quarter correction which began in mid-July and ended in mid-October, the market enjoyed a very strong performance to complete the year. Including a rise of 14.5% in the fourth quarter, the S&P 500 has just completed its fifth consecutive year of 20%+ gains. Much like last year, however, this remarkable performance was attributed to a relatively small number of stocks. Merrill Lynch reports that just 15 companies provided 100% of the S&P 500's return in 1999. Nearly 60% of the stocks in the Index had negative returns for the year. It was also the second consecutive year in which "growth" stocks dramatically outperformed "value" stocks. According to Ned Davis Research, Inc., large-capitalization growth stocks outperformed large-capitalization value stocks by 25.9% in 1999.

Your Ohio National Equity Income Portfolio had an outstanding year, returning 18.58% compared to the 3.34% return of the average equity income fund, as reported by Lipper Analytical Services.

This performance has been achieved by consistently choosing market-leading companies within a strategy of sector weightings similar to that of the S&P 500. During the late summer/early fall stock market correction, the Ohio National Equity Income Portfolio outperformed the S&P 500 with it's conservative strategy. Income is achieved through the use of convertible bonds and preferred stocks; further, approximately 30% of the fund's holdings is in common stocks which have raised their dividends in at least each of the last ten years.

The U.S. economy continues to be very strong and international economies are improving. Such strength has led to inflation fears, as reflected in the rising yield on the 30-year Treasury bond. The Federal Reserve is expected to increase short-term interest rates early in the new year, in an effort to cool the economy and prevent inflation. A "soft landing" with continued low inflation could allow this longest bull market on record to continue into the new millennium.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO]

                                                            EQUITY INCOME PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)                  S&P 500 INDEX
                                                            ----------------------------------            -------------
5/98                                                                     10000.00                            10000.00
6/98                                                                      9993.00                            10143.00
12/98                                                                    10549.60                            11079.20
'6/99'                                                                   11642.50                            12450.80
'12/99'                                                                  12516.90                            13410.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  EMC Corp. Cnv Bond 3.25%
     3/15/02                               3.31
 2.  Motorola Inc                          3.03
 3.  Vertias Software Corp Conv
     1.856% 8/13/06                        2.77
 4.  Exxon Mobil                           2.51
 5.  Sun Microsystems Inc                  2.48
 6.  General Electric Co                   2.12
 7.  The Home Depot, Inc., Sub. Note
     3.25% 10/01/01                        2.00
 8.  International Business Machines
     Corporation                           1.98
 9.  Morgan Stanley                        1.96
10.  America Online Conv 4.0%
     11/15/02                              1.84

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer & Related                    17.26
 2.  Communications                        12.24
 3.  Electrical Equipment                   5.55
 4.  Drugs                                  5.11
 5.  Finance                                4.95

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.0%)
     600   Textron Inc. .........................  $   46,013
                                                   ----------
           APPLIANCES (0.6%)
     400   Whirlpool Corp. ......................      26,025
                                                   ----------
           AUTOMOTIVE & RELATED (2.1%)
   1,300   Cooper Tire and Rubber Co. ...........      20,231
   1,300   Ford Motor Co. .......................      69,469
                                                   ----------
                                                       89,700
                                                   ----------
           BANKING (3.5%)
     700   Bank of America Corp. ................      35,131
     600   Chase Manhattan Corp. ................      46,613
     900   First Union Corp. ....................      29,531
   1,200   Mellon Financial Corp. ...............      40,875
                                                   ----------
                                                      152,150
                                                   ----------
           BROADCAST RADIO & TV (0.6%)
     500   *AT&T Corp.-Liberty Media-A...........      28,375
                                                   ----------
           CHEMICALS (1.6%)
   1,092   Duponte (EI) DE Nemours & Co. ........      71,936
                                                   ----------
           COMMUNICATIONS (10.4%)
     900   AT&T Corp. ...........................      45,675
     800   *Decs Trust VI                              37,200
     900   GTE Corp. ............................      63,506
   1,195   *MCI Worldcom Inc. ...................      63,436
     900   Motorola Inc. ........................     132,525
     600   Sprint Corp. .........................      40,388
   1,100   *Tellabs Inc. ........................      70,606
                                                   ----------
                                                      453,336
                                                   ----------
           COMPUTER & RELATED (8.5%)
     627   *Apple Computer Inc. .................      64,463
     700   Amdocs Automatic......................      22,487
     400   *Cisco Systems Inc. ..................      42,850
     800   Intl. Business Machines Corp. ........      86,400
     500   *Lexmark Intl. Group Inc. CL A........      45,250
   1,400   *Sun Microsystems Inc. ...............     108,413
                                                   ----------
                                                      369,863
                                                   ----------
           CONSUMER PRODUCTS (4.2%)
     700   Johnson & Johnson.....................      65,188
   1,000   Kimberly Clark Corp. .................      65,250
     500   Procter & Gamble Co...................      54,781
                                                   ----------
                                                      185,219
                                                   ----------
           DRUGS (5.1%)
1,400...   Abbott Laboratories...................      50,837
   1,000   Bristol-Myers Squibb Co. .............      64,188
   1,000   Pharmacia & Upjohn Inc. ..............      45,000
   1,500   Schering-Plough Corp. ................      63,281
                                                   ----------
                                                      223,306
                                                   ----------
           ELECTRICAL EQUIPMENT (4.0%)
     700   Emerson Electric Co. .................      40,163
     600   General Electric Co. .................      92,850
     500   Intel Corp. ..........................      41,156
                                                   ----------
                                                      174,169
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ENTERTAINMENT LEISURE (1.2%)
   1,800   Walt Disney Co. ......................  $   52,650
                                                   ----------
           FINANCIAL SERVICES (5.0%)
     200   Chubb Corp. ..........................      11,263
     500   Citigroup Inc. .......................      27,781
     900   Freddie Mac Federal Home Loan.........      42,356
     200   Lincoln National......................       8,000
     500   Merrill Lynch & Co. ..................      41,750
     600   Morgan Stanley Dean Witter............      85,650
                                                   ----------
                                                      216,800
                                                   ----------
           FOOD & RELATED (3.3%)
   1,700   General Mills Inc. ...................      60,775
   1,000   HJ Heinz Co. .........................      39,813
   1,200   PepsiCo Inc. .........................      42,300
                                                   ----------
                                                      142,888
                                                   ----------
           FOREIGN (1.2%)
     900   British Petro-Amoco ADR...............      53,381
                                                   ----------
           INSURANCE SERVICES (3.1%)
     700   Allstate Corp. .......................      16,800
   1,300   Citigroup Inc. .......................      72,231
     500   Marsh & McLennan Co. Inc. ............      47,844
                                                   ----------
                                                      136,875
                                                   ----------
           MACHINERY (0.5%)
     400   Ingersoll-Rand Co. ...................      22,025
           MEDICAL & RELATED (2.3%)
     700   Baxter International Inc. ............      43,969
     700   Warner-Lambert........................      57,356
                                                   ----------
                                                      101,325
                                                   ----------
           OFFICE EQUIPMENT (1.4%)
   1,300   Pitney Bowes Inc......................      62,806
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.5%)
     500   Chevron Corp. ........................      43,312
   1,713   Conoco Inc. CL B......................      42,611
   1,360   Exxon Mobil Corp. ....................     109,565
                                                   ----------
                                                      195,488
                                                   ----------
           PUBLISHING & NEWSPAPERS (1.5%)
   1,300   New York Times Co. CL A...............      63,862
                                                   ----------
           REAL ESTATE INVESTMENT TRUST (0.4%)
     400   Post Properties Inc. .................      15,300
                                                   ----------
           RETAIL (2.9%)
   1,276   Home Depot Inc. ......................      87,520
   2,000   TJX Cos. Inc. ........................      40,875
                                                   ----------
                                                      128,395
                                                   ----------
           UTILITIES (2.8%)
   1,600   Enron Corp. ..........................      71,000
   1,052   SBC Communications Inc. ..............      51,285
                                                   ----------
                                                      122,285
                                                   ----------
           TOTAL COMMON STOCK (71.7%)
            (COST $2,691,244)                      $3,134,172
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           BROADCAST RADIO & TV (1.1%)
     400   Cox Communications Inc. Conv. Prides
            $8.75................................  $   27,200
     200   Cox Communications Conv. Sprint PCS
            $7.75................................      19,450
                                                   ----------
                                                       46,650
                                                   ----------
           CHEMICALS (1.2%)
   1,600   Monsanto Co. Conv. $2.60..............      53,000
                                                   ----------
           COMMUNICATIONS (1.6%)
     200   Nextlink Communications Conv. ........      38,375
     300   Sprint PCS Conv. .....................      29,944
                                                   ----------
                                                       68,319
                                                   ----------
           COMPUTER & RELATED (1.4%)
     600   PSINet Inc. Conv. C...................      35,025
     500   Verio Inc. Conv. (144A)...............      28,250
                                                   ----------
                                                       63,275
                                                   ----------
           CONSUMER PRODUCTS (0.4%)
     500   Ralston Purina Co. 7% Conv. ..........      18,281
                                                   ----------
           CONTAINERS (0.8%)
   1,800   Crown Cork & Seal Conv. ..............      37,350
                                                   ----------
           FOOD & RELATED (0.6%)
     300   Suiza Foods Corp. $2.75...............      10,350
     400   Suiza Foods Corp. Conv. (144A)........      13,700
                                                   ----------
                                                       24,050
                                                   ----------
           INSURANCE SERVICES (1.3%)
     200   Jefferson Pilot 5.25% Conv. ..........      16,750
     600   Lincoln Natl. Corp. Prides $1.94......      13,200
   1,200   Conseco Inc. Prides Series F..........      28,050
                                                   ----------
                                                       58,000
                                                   ----------
           MACHINERY (0.9%)
   1,500   Ingersoll Rand Co. 6.75% Conv. .......      38,250
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.8%)
     800   Union Pacific Cibv....................      33,300
                                                   ----------
           UTILITIES (0.9%)
     900   Texas Utilities Co. Prides $4.62......      39,263
                                                   ----------
           TOTAL PREFERRED STOCKS
            (11.0%) (COST $539,488)                $  479,738
                                                   ----------

                                                     MARKET
 SHARES            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMMUNICATIONS (2.7%)
   7,000   America On-line 4.000% 11/15/02.......  $   80,509
   5,000   Exodus Communications I 5.000%
            03/15/06.............................      38,925
                                                   ----------
                                                      119,434
                                                   ----------

                                                     MARKET
 SHARES            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (8.5%)
  70,000   Citrix Systems Inc. Reg. Shares zero
            coupon contracts due 03/22/19........  $   62,125
  50,000   Citrix Systems Inc. (144A) zero coupon
            contracts due 03/22/19...............      44,375
  15,000   EMC Corp. 3.250% due 03/15/02.........     144,863
  45,000   Vertias Software Corp. 1.856%
            08/13/06.............................     121,331
                                                   ----------
                                                      372,694
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (1.6%)
  20,000   ASM Lithography (144A) 4.250%
            11/30/04.............................      23,125
  15,000   LSI Logic Corp. (144A) 4.250%
            03/15/04.............................      34,069
   5,000   LSI Logic Corp. 4.250% 03/15/04.......      11,356
                                                   ----------
                                                       68,550
                                                   ----------
           INDUSTRIAL SERVICES (0.8%)
   5,000   Omnicom Group Inc. 4.250% 01/03/07....      15,925
  10,000   Omnicom Group Inc. 2.250% 01/06/13....      20,462
                                                   ----------
                                                       36,387
                                                   ----------
           MEDIA & PUBLISHING (0.6%)
  20,000   Liberty Media Group (144A) 4.000%
            11/15/29.............................      25,200
                                                   ----------
           TOTAL CONVERTIBLE DEBENTURES
            (14.2%) (COST $294,944)                $  622,265
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (3.8%)
$166,000   Firstar 1.000% 01/03/00 repurchase
            price $166,014 collateralized by GNMA
            certificates pool #8375 due 02/20/24
            (cost $166,000)......................  $  166,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS
            (3.8%) (COST $166,000)...............  $  166,000
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $3,691,676)(a).................  $4,402,175
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.7%)..................     (28,500)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,373,675
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $168,719 or 3.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,691,676)...............  $4,402,175
  Cash in bank...............................         602
  Dividends and accrued interest
    receivable...............................       4,723
                                               ----------
    Total assets.............................   4,407,500
                                               ----------
Liabilities:
  Payable for securities purchased...........      10,925
  Payable for fund shares redeemed...........      11,409
  Payable for investment management services
    (note 3).................................       2,620
  Other accrued expenses.....................       8,871
                                               ----------
    Total liabilities........................      33,825
                                               ----------
Net assets at market value...................  $4,373,675
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  353,422
  Paid-in capital in excess of par value.....   3,386,029
  Accumulated net realized loss on
    investments (note 1).....................     (76,309)
  Net unrealized appreciation on investments
    (note 1).................................     710,499
  Undistributed net investment income........          34
                                               ----------
Net assets at market value...................  $4,373,675
                                               ==========
Shares outstanding (note 4)..................     353,422
Net asset value per share....................  $    12.38
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $  7,419
  Dividends...................................    64,001
                                                --------
    Total investment income...................    71,420
                                                --------
Expenses:
  Management fees (note 3)....................    22,667
  Custodian fees (note 3).....................     4,767
  Directors' fees (note 3)....................       345
  Professional fees...........................     1,485
  Accounting and transfer agent fees..........     7,842
  Other.......................................     2,074
                                                --------
    Total expenses............................    39,180
                                                --------
    Net investment income.....................  $ 32,240
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(70,596)
  Net increase in unrealized appreciation on
    investments...............................   592,478
                                                --------
    Net gain on investments...................   521,882
                                                --------
    Net increase in net assets from
      operations..............................  $554,122
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment income.....................................  $    32,240       $   13,678
  Realized loss on investments..............................      (70,596)          (5,714)
  Unrealized appreciation on investments....................      592,478          118,021
                                                              -----------       ----------
      Net increase in net assets from operations............      554,122          125,985
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (32,206)         (13,781)
                                                              -----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................    2,198,205        2,160,574
  Received from dividends reinvested........................       32,206           13,781
  Paid for shares redeemed..................................     (598,466)         (66,745)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................    1,631,945        2,107,610
                                                              -----------       ----------
         Increase in net assets.............................    2,153,861        2,219,814
Net Assets:
  Beginning of period.......................................    2,219,814                0
                                                              -----------       ----------
  End of period.............................................  $ 4,373,675       $2,219,814
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
Per share data:
Net asset value, beginning of period........................  $     10.53       $    10.00
Income from investment operations:
  Net investment income.....................................         0.11             0.07
  Net realized and unrealized gain on investments...........         1.85             0.53
                                                              -----------       ----------
    Total income from investment operations.................         1.96             0.60
                                                              -----------       ----------
Less distributions:
  Dividends from net investment income......................        (0.11)           (0.07)
                                                              -----------       ----------
Net asset value, end of period..............................  $     12.38       $    10.53
                                                              ===========       ==========
Total return................................................        18.58%            5.92%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.28%            1.77%(a,c)
    Ratio of net investment income to average net assets....         1.05%            1.04%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.28%            2.41%(a,c)
Portfolio turnover rate.....................................           50%              38%
Net assets at end of period (millions)......................  $       4.4       $      2.2

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998, (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURNS:

One-year                                     1.95%
Since inception (5/1/98)                     1.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

High yield bonds generated attractive relative returns in 1999 although absolute returns were tempered by the general rise in interest rates and increasing default rates. The spread between the First Boston High Yield Index and US Treasury securities narrowed approximately 75 basis points as 1998's emerging market problems did not dampen domestic economic growth in 1999. In fact, strong economic growth and the resilience of emerging market economies were the primary drivers in the roughly 175 basis point rise in the yield on 10-year Treasuries, which dampened the performance of most fixed income securities. Default rates, which reached their highest level since 1991, also negatively impacted returns for high yield securities. The rise in default rates, despite a strong economy, was the result of 1998's decline in energy prices which impacted many energy companies in early 1999, and the high level of issuance in the 1996-1998 time period. Historically, there is a correlation between periods of heavy issuance and defaults on a lagged basis. For the year as a whole, spread tightening coupled with the higher coupon returns available on high yield securities more than offset the increase in default losses as the Lehman Brothers High Yield Bond Index returned 2.39%, outperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned -0.82%.

The fund (adjusted for expenses) outperformed the Lehman Brothers High Yield Bond Index in 1999. The fund's overweight in the telecommunication sector positively impacted performance. Strong performers would include Telesystem International, Triton PCS, Nextel, Teligent and Millicom. The fund's overweight in cable TV and broadcasting also aided performance. The fund also had a much lower default rate than the approximately 4% rate for the market as a whole. Merger and acquisition activity positively impacted total returns as companies such as Fox Liberty Media and Metronet engaged in transactions which benefited bondholders. On the negative side, the fund's underweight in energy hurt performance given the strong rebound in oil prices. Also, positions in Paging Network, Ameriserve, Pillowtex, Dialog and Revlon negatively impacted performance based on disappointing financial performance.

Looking into 2000, we believe that strong economic growth worldwide, coupled with attractive yield spreads, will lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the domestic economy may temper absolute returns. We believe default rates, which increased in 1999 to their highest level in 8 years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults have, to some degree, already been felt.

From a portfolio perspective, we continue to like the telecommunications sector as strong operating gains and consolidation activity provide opportunities for strong relative returns. We also think that cable TV plant upgrades in both the US and western Europe will lead to strong performance by fund holdings in companies such as UPC/United Pan European, NTL and Charter Communications. We also believe that specific fund holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                  10000.00                             10000.00
6/98                                                                  10090.00                             10118.00
12/98                                                                  9958.83                             10036.00
6/99                                                                  10172.00                             10312.00
12/99                                                                 10157.70                             10312.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Chancellor Media Corp. 8.125%
     12/15/07                               2.39
 2.  Tenet Healthcare Corporation,
     Sr Sub 144a 8.125% 12/01/08            1.89
 3.  NTL Incorporated, Sr Deferred
     0% Coupon until 4/1/03 then
     9.75% 4/1/08                           1.82
 4.  Premier Parks, Inc. 0% Coupon
     until 4/1/03 then 10.00% 4/1/08        1.79
 5.  Level 3 Communications, Inc.,
     Sr Note 9.125% 5/01/08                 1.70
 6.  Polymer Group, Inc. 8.75%
     3/1/08                                 1.53
 7.  Sinclair Broadcast Group, Inc.
     8.75% 12/15/07                         1.48
 8.  McLeodusa Inc. 0% Cpn until
     3/1/02 then 10.50% 3/1/07              1.47
 9.  Intermedia Communication Sr
     Note 8.60% 6/1/08                      1.47
10.  Allied Waste North Ameri Sr
     Note Series 7 7.625% 11/1/06           1.44

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
     Telecommunications &
 1.  Cellular                             25.09
 2.  Broadcast Radio & TV                  9.04
 3.  Cable Television                      8.13
 4.  Consumer Products                     6.23
 5.  Medical & Related                     6.14

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           ADVERTISING (0.4%)
$ 50,000   Lamar Advertising Co. 8.625%
            09/15/07............................  $    49,250
                                                  -----------
           AEROSPACE (0.7%)
  50,000   Anteon Corp. 12.000% 05/15/09........       46,750
  50,000   Fairchild Corp. 10.750% 04/15/09.....       42,750
                                                  -----------
                                                       89,500
                                                  -----------
           AUTOMOTIVE & RELATED (2.8%)
  50,000   Aftermarket Technology Series D
            12.000% 08/01/04....................       50,375
 100,000   American Axle & Manufacture 9.750%
            03/01/09............................      101,250
  50,000   Collins & Aikman Products 11.500%
            04/15/06............................       49,750
  50,000   HDA Parts System Inc. 12.00%
            08/01/05............................       45,750
  50,000   J.L. French Automotive C 11.500%
            06/01/09 (144A).....................       51,375
  50,000   Transportation Mfg. Operation 11.250%
            05/01/09............................       51,500
                                                  -----------
                                                      350,000
                                                  -----------
           BANKING (0.4%)
  50,000   GS Escrow Corp. 7.125% 08/01/05......       45,384
                                                  -----------
           BROADCAST RADIO & TV (9.0%)
 100,000   ACME Television 10.875% 09/30/04.....       90,500
  50,000   *Big City Radio Inc. due 03/15/05 0%
            till 3/15/01 then 11.250%...........       32,500
 300,000   Chancellor Media Corp. 8.125%
            12/15/07............................      301,875
 100,000   Chancellor Media Corp. 9.000%
            10/01/08............................      104,500
 150,000   Echostar DBS Corp. 9.375% 02/01/09...      151,875
 150,000   *Fox/Liberty Networks LLC due
            08/15/07 0% till 08/01/02 then
            9.750%..............................      121,500
  50,000   Orion Network Systems 11.250%
            01/15/07............................       37,750
 200,000   Sinclair Broadcast Group 8.750%
            12/15/07............................      187,000
 175,000   *United Intl. Holdings Series B due
            02/15/08 0% till 02/15/03 then
            10.750%.............................      112,875
                                                  -----------
                                                    1,140,375
                                                  -----------
           BUILDING & CONSTRUCTION (0.7%)
  50,000   Formica Corp. 10.875% 03/01/09.......       46,000
  50,000   Juno Lighting Inc. 11.875%
            07/01/09............................       46,750
                                                  -----------
                                                       92,750
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           BUSINESS SERVICES (3.1%)
$ 50,000   Buhrmann US Inc 12.250% 11/01/09
            (144A)..............................  $    52,250
  75,000   Dialog Corp. PLC 11.000% 11/15/07....       36,375
 100,000   Fisher Scientific Intl. 9.000%
            02/01/08............................       96,250
 100,000   Sitel Corp. NT 9.250% 03/15/06.......       94,625
  50,000   URS Corp. 12.250% 05/01/09 (144A)....       52,625
 100,000   US Office Products Co. 9.750%
            06/15/08............................       52,500
                                                  -----------
                                                      384,625
                                                  -----------
           CABLE TV (9.3%)
 175,000   CSC Holdings Inc. 9.250% 11/01/05....      179,813
 100,000   *Charter Communications H due
            04/01/11 0% till 04/01/04 then
            9.920%..............................       59,125
 125,000   *Diamond Cable Comm. PLC due 02/15/07
            0% till 02/15/02 then 10.750%.......      103,125
 100,000   Lenfest Communication 8.375%
            11/01/05............................      102,500
 325,000   *NTL Inc. due 04/01/08 0% till
            04/01/03 then 9.750%................      229,125
  75,000   *NTL Inc. due 10/01/08 0% till
            10/01/03 then 12.375%...............       53,063
 100,000   Pegasus Communication Series B 9.625%
            10/15/05............................      101,500
  50,000   *RCN Corp. Ser. B due 02/15/08 0%
            till 02/15/03 then 9.800%...........       32,875
 175,000   *Telewest Communication PLC due
            10/01/07 0% till 10/01/00 then
            11.000%.............................      164,500
 200,000   *United Pan-Europe Communications due
            08/01/09 0% till 08/01/04 then
            12.500%.............................      114,000
  50,000   *United Pan-Europe Communications due
            11/01/09 0% till 11/01/04 then
            13.375% (144A)......................       28,750
                                                  -----------
                                                    1,168,376
                                                  -----------
           CHEMICALS (5.4%)
  50,000   General Chemical Ind. Products
            10.625% 05/01/09....................       49,750
  50,000   Georgia Gulf Corp. 10.375% 11/01/07
            (144A)..............................       52,437
  50,000   Huntsman Corp. 9.500% 07/01/07
            (144A)..............................       47,750
  50,000   Huntsman ICI Chemicals 10.125%
            07/01/09 (144A).....................       51,500
 150,000   Lyondell Chemical Co. 10.875%
            05/01/09............................      159,000
 200,000   Polymer Group Inc. 8.750% 03/01/08...      193,000
  50,000   Sterling Chemicals Inc. 11.750%
            08/15/06............................       37,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CHEMICALS (CONTINUED)
$ 50,000   Texas Petrochemicals Corp. 11.125%
            07/01/06............................  $    43,750
  50,000   United Industries Corp. 9.875%
            04/01/09............................       46,000
                                                  -----------
                                                      680,937
                                                  -----------
           CONSUMER PRODUCTS (6.2%)
  75,000   Albecca Inc. 10.750% 08/15/08........       51,375
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07............................       85,000
 100,000   Chattem Inc. Series B 8.875%
            04/01/08............................       94,000
 100,000   NBTY Inc. 8.625% 09/15/07............       93,500
 100,000   Playtex Family Products Corp. 9.000%
            12/15/03............................       99,750
 150,000   Revlon Consumer Products Corp. 8.625%
            02/01/08............................       77,250
  50,000   Scotts Co. 8.620% 01/15/09 (144A)....       49,000
 125,000   *Sealy Mattress Co. Series B due
            12/05/07 0% till 12/15/02 then
            10.875%.............................       88,125
  50,000   Sleepmaster L.L.C. 11.000% 05/15/09
            (144A)..............................       50,312
  50,000   True Temper Sports Inc. Ser.B 10.875%
            12/01/08............................       48,000
  50,000   Volume Services America 11.250%
            03/01/09............................       49,500
                                                  -----------
                                                      785,812
                                                  -----------
           DIVERSIFIED MANUFACTURING (0.4%)
  50,000   *Blout Inc. 13.000% 08/01/09
            (144A)..............................       53,000
                                                  -----------
           CONTAINERS (1.2%)
  50,000   Packaging Corp. of America 9.625%
            04/01/09............................       51,500
  50,000   Russell Stanley Holdings 10.875%
            02/15/09............................       43,750
  50,000   Tenki-Plex Inc. 9.250% 03/01/08......       51,000
                                                  -----------
                                                      146,250
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (2.2%)
 200,000   Allied Waste N.A. 7.625% 01/01/06....      181,000
 100,000   Allied Waste N.A. 10.000% 08/01/09
            (144A)..............................       89,500
                                                  -----------
                                                      270,500
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.7%)
$100,000   Amphenol Corp. 9.875% 05/15/07.......  $   104,500
  50,000   SCG Holding Corp. 12.000% 08/01/09
            (144A)..............................       53,375
 100,000   Telecommunications Techniques 9.750%
            05/15/08............................       91,500
 100,000   Wesco Distribution Inc. 9.125%
            06/01/08............................       94,500
                                                  -----------
                                                      343,875
                                                  -----------
           ENTERTAINMENT & LEISURE (2.7%)
 100,000   *Amf Bowling Worldwide Inc. due
            03/15/06 0% till 03/15/01 then
            12.250%.............................       33,500
 325,000   *Premier Parks Inc. due 04/01/08 0%
            till 04/01/03 then 10.000%..........      225,875
 100,000   Regal Cinemas Inc. 9.500% 06/01/08...       78,000
                                                  -----------
                                                      337,375
                                                  -----------
           FOOD & RELATED (3.8%)
  50,000   Agrilink Foods Inc. 11.875%
            11/01/08............................       50,500
 150,000   Ameriserve Food Distribution Inc.
            10.125% 07/15/07....................       51,750
 100,000   Aurora Foods Inc. 9.875% 02/15/07....      101,750
  50,000   Dominos Inc. 10.375% 01/15/09........       48,375
 100,000   Eagle Family Foods 8.750% 01/15/08...       76,500
 100,000   International Home Foods 10.375%
            11/01/06............................      104,250
  50,000   Triarc Consumer Products 10.250%
            01/15/09 (144A).....................       48,125
                                                  -----------
                                                      481,250
                                                  -----------
           FIBER OPTICS (1.2%)
  50,000   Metromedia Fiber Network 10.000%
            12/15/09............................       51,250
 100,000   Williams Communications 10.875%
            10/01/09............................      105,250
                                                  -----------
                                                      156,500
                                                  -----------
           FINANCIAL SERVICES (0.4%)
  50,000   RBF Finance Co. 11.375% 03/15/09.....       54,000
                                                  -----------
           HOTELS & LODGING (1.3%)
  50,000   Florida Panthers RST 9.875%
            04/15/09............................       48,750
 125,000   HMH Properties Inc. Series B 7.875%
            08/01/08............................      113,125
                                                  -----------
                                                      161,875
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           INTERNET SOFTWARE (1.6%)
$100,000   Psinet Inc. 10.000% 02/15/05.........  $    99,500
  50,000   Psinet Inc. 11.000% 08/01/09.........       51,500
  50,000   Verio Inc. 10.625% 11/15/09 (144A)...       51,250
                                                  -----------
                                                      202,250
                                                  -----------
           MEDICAL & RELATED (6.1%)
 125,000   Columbia HCA Healthcare 6.910%
            06/15/05............................      113,785
 100,000   Conmed Corp. 9.000% 03/15/08.........       94,000
  50,000   Dade Intl. Inc. Series B 11.125%
            05/01/06............................       49,250
  50,000   Genesis Health Ventures 9.250%
            10/01/06............................       20,750
  50,000   Hanger Orthopedic Group 11.250%
            06/15/09............................       51,625
 100,000   Hudson Respiratory Care Inc. 9.125%
            04/15/08............................       80,500
 100,000   Kinetic Concepts Corp. 9.625%
            11/01/07............................       74,500
 250,000   Tenet Health Corp. 8.125% 12/01/08...      238,125
  50,000   Unilab Corp. 12.750% 10/01/09
            (144A)..............................       52,250
                                                  -----------
                                                      774,785
                                                  -----------
           METAL & MINING (1.0%)
  75,000   AEI Resources Inc. 11.500% 12/15/06
            (144A)..............................       49,125
  50,000   Neenah Corp. 11.125% 05/01/07........       46,500
  50,000   Republic Technologies 13.750%
            07/15/09 (144A).....................       33,250
                                                  -----------
                                                      128,875
                                                  -----------
           OIL, ENERGY & NATURAL GAS (2.1%)
 100,000   Pride Petroleum Services 9.375%
            05/01/07............................      100,500
  50,000   *R&B Falcon Corp. 12.250% 03/15/06...       55,500
  50,000   *RCN Corp. due 10/15/07 0% till
            10/15/02 then 11.125%...............       35,750
  75,000   Triton Energy Ltd. 8.750% 04/15/02...       75,563
                                                  -----------
                                                      267,313
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           RENTAL AUTO/EQUIPMENT (1.5%)
$ 50,000   Nationsrent Inc. 10.375% 12/15/08....  $    49,125
  50,000   United Rentals Inc. 9.250%
            01/15/09............................       48,125
 100,000   United Rentals Inc. 9.000%
            04/01/09............................       94,500
                                                  -----------
                                                      191,750
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (22.9%)
  50,000   American Cellular Corp. 10.500%
            05/15/08............................       55,375
  50,000   Arch Communications Group 12.750%
            07/01/07............................       39,750

           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
 150,000   *Call-Net Enterprises Inc. due
            08/15/07 0% till 8/15/02 then
            9.270%..............................       83,625
 100,000   *Call-Net Enterprises Inc. due
            05/15/09 0% till 05/15/04 then
            10.800%.............................       48,500
  50,000   Centennial Cellular Corp. 10.750%
            12/15/08............................       53,875
 100,000   *Crown Castle Intl. Corp. due
            05/15/11 0% till 05/15/04 then
            10.375%.............................       63,000
 100,000   *Crown Castle Intl. Corp. due
            08/01/11 0% till 08/01/04 then
            11.250%.............................       63,000
 175,000   Global Crossing 9.500% 11/15/09
            (144A)..............................      173,906
  50,000   Hermes Europe Railtel B.V. 10.375%
            01/15/09............................       49,625
  50,000   Hermes Europe Railtel B.V. 11.500%
            08/15/07............................       51,625
 200,000   Intermedia Communications 8.600%
            06/01/08............................      185,500
 100,000   *Level 3 Communication Inc. due
            12/01/08 0% till 12/01/03 then
            10.500%.............................       61,250
 225,000   Level 3 Communication Inc. 9.125%
            05/01/08............................      214,031
 225,000   *McLeod USA Inc. due 03/01/07 0% till
            03/01/02 then 10.500%...............      185,625
 100,000   *Millicom International due 06/01/06
            0% till 06/01/01 then 13.500%.......       83,000
 225,000   *Nextel Communications due 02/15/08
            0% till 02/15/03 then 9.950%........      160,875
 175,000   Nextel Communications 9.375% 11/15/09
            (144A)..............................      172,813
 225,000   *Nextlink Communications due 04/15/08
            0% 04/15/03 then 9.450%.............      142,875
 100,000   Nexlink Communications 10.750%
            06/01/09............................      104,250
  50,000   Paging Network 10.125% 08/01/07......       15,750
 125,000   *Qwest Communications Intl. due
            10/15/07 0% 10/15/02 then 9.470%....      101,250
 100,000   Rogers Cantel 8.800% 10/01/07........      101,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$150,000   *Telesystem Intl. Wireless Ser. B due
            06/30/07 0% till 06/30/02 then
            13.250%.............................  $    96,750
  75,000   Teligent Inc. 11.500% 12/01/07.......       73,875
  50,000   Teligent Inc. 11.500% 03/01/08.......       30,250
 100,000   *Triton PCS Inc. due 05/01/08 0% till
            05/01/03 then 11.000%...............       71,500
  50,000   US Exchange L.L.C. 15.000%
            07/01/08............................       48,125
  50,000   US Unwired Inc. 13.375% 11/01/09
            (144A)..............................       29,250
 225,000   *Viatel Inc. due 04/15/08 0% till
            04/15/03 then 12.500%...............      142,875
 125,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875% (144A)......................       75,938
 100,000   *Winstar Communications I due
            03/15/08 0% till 09/15/03 then
            11.000%.............................      102,500
                                                  -----------
                                                    2,882,063
                                                  -----------
           TEXTILES & RELATED (0.8%)
  50,000   GFSI Inc. Series B 9.625% 03/01/07...       31,250
  75,000   Glenoit Corp. 11.000% 04/15/07.......       19,125
 100,000   Pillowtex Corp. 10.000% 11/15/06.....       46,500
                                                  -----------
                                                       96,875
                                                  -----------
           TRANSPORTATION & EQUIPMENT (2.2%)
  50,000   Allied Holdings Inc. 8.625%
            10/01/07............................       44,500
  50,000   Gearbulk Holding Ltd. 11.250%
            12/01/04............................       51,625
  50,000   Johnstown America Inc. 11.75%
            08/15/05............................       51,125
  50,000   Railworks Corp. 11.500% 04/15/09.....       50,875
 125,000   Stena Line AB 10.625% 06/01/08.......       75,625
                                                  -----------
                                                      273,750
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (0.7%)
$ 50,000   Caithness Coso Fund Corp. 9.050%
            12/15/09............................  $    50,000
  50,000   *Niagara Mohawk Power Series H due
            07/01/10 0% till 07/01/03 then
            8.500%..............................       37,456
                                                  -----------
                                                       87,456
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (92.8%)
            (COST $12,392,694)..................  $11,696,751
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (0.9%)
   1,300   Primedia Inc. Series H 8.625%
            04/01/10............................      113,425
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.4%)
      51   R&B Falcon Corp. 13.875%.............       54,838
                                                  -----------
           TELECOMMUNICATIONS (0.3%)
      50   Benedek Communications 11.500%
            05/18/08............................       40,250
                                                  -----------
           TOTAL PREFERRED STOCKS (1.6%) (COST
            $228,650)...........................  $   208,513
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
$475,000   Firstar Bank 1.000% due 01/03/00
            repurchase price $475,039
            collateralized by GNMA certificates,
            pool # 8375 due 02/20/24 (cost
            $475,000)...........................  $   475,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (3.8%)
            (COST $475,000).....................  $   475,000
                                                  -----------
           TOTAL HOLDINGS (98.2%) (COST
            $13,096,344) (a)....................  $12,380,264
                                                  -----------
           CASH & RECEIVABLES, (1.8%) NET OF
            LIABILITIES.........................      230,227
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $12,610,491
                                                  ===========

---------------

    * Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,163,469 or 9.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

  (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1)(cost $13,096,344)..............  $12,380,264
  Cash in bank..............................          976
  Receivable for fund shares sold...........       21,314
  Dividends and accrued interest
    receivable..............................      233,755
  Other.....................................           27
                                              -----------
    Total assets............................   12,636,336
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........          988
  Payable for investment management services
    (note 3)................................        7,997
  Other accrued expenses....................       16,860
                                              -----------
    Total liabilities.......................       25,845
                                              -----------
Net assets at market value..................  $12,610,491
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,367,917
  Paid-in capital in excess of par value....   12,141,837
  Accumulated net realized loss on
    investments (note 1)....................     (196,803)
  Net unrealized depreciation on investments
    (note 1)................................     (716,080)
  Undistributed net investment income.......       13,620
                                              -----------
Net assets at market value..................  $12,610,491
                                              ===========
Shares outstanding (note 4).................    1,367,917
Net asset value per share...................  $      9.22
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $ 831,914
  Dividends...................................     11,211
                                                ---------
    Total investment income...................    843,125
                                                ---------
Expenses:
  Management fees (note 3)....................     86,401
  Custodian fees (note 3).....................     13,727
  Directors' fees (note 3)....................        348
  Professional fees...........................      1,512
  Accounting and transfer agent fees..........     26,401
  Other.......................................      2,144
                                                ---------
    Total expenses............................    130,533
                                                ---------
    Net investment income.....................  $ 712,592
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(196,803)
  Net increase in unrealized depreciation on
    investments...............................   (299,814)
                                                ---------
    Net loss on investments...................   (496,617)
                                                ---------
    Net increase in net assets from
      operations..............................  $ 215,975
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      MAY 1, 1998 TO
                                                                  1999        DECEMBER 31, 1998
                                                              ------------    -----------------
From operations:
  Net investment income.....................................  $    712,592       $   385,649
  Realized gain (loss) on investments.......................      (196,803)           18,061
  Unrealized depreciation on investments....................      (299,814)         (416,266)
                                                              ------------       -----------
      Net increase (decrease) in net assets from
       operations...........................................       215,975           (12,556)
                                                              ------------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (698,972)         (386,035)
  Capital gains distributions...............................             0           (18,061)
                                                              ------------       -----------
      Total dividends and distributions.....................      (698,972)         (404,096)
                                                              ------------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................     2,977,591        10,451,643
  Received from dividends reinvested........................       698,972           404,096
  Paid for shares redeemed..................................    (1,013,822)           (8,340)
                                                              ------------       -----------
      Increase in net assets derived from capital share
       transactions.........................................     2,662,741        10,847,399
                                                              ------------       -----------
         Increase in net assets.............................     2,179,744        10,430,747
Net Assets:
  Beginning of period.......................................    10,430,747                 0
                                                              ------------       -----------
  End of period (a).........................................  $ 12,610,491       $10,430,747
                                                              ============       ===========
(a) Includes undistributed net investment income of.........  $     13,620       $         0
                                                              ============       ===========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED     MAY 1, 1998 TO
                                                                 1999       DECEMBER 31, 1998
                                                              ----------    -----------------
Per share data:
Net asset value, beginning of period........................    $ 9.59           $10.00
Income (loss) from investment operations:
  Net investment income.....................................      0.57             0.38
  Net realized and unrealized loss on investments...........     (0.38)           (0.40)
                                                                ------           ------
    Total Income (loss) from investment operations..........      0.19            (0.02)
                                                                ------           ------
Less distributions:
  Dividends from net investment income......................     (0.56)           (0.37)
  Distributions from net realized capital gains.............      0.00            (0.02)
                                                                ------           ------
    Total distributions.....................................     (0.56)           (0.39)
                                                                ------           ------
Net asset value, end of period..............................    $ 9.22           $ 9.59
                                                                ======           ======
Total return................................................     1.95%             0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.13%             1.20%(a)
  Ratio of net investment income to average net assets......     6.19%             5.79%(a)
Portfolio turnover rate.....................................       31%               11%
Net assets at end of period (millions)......................    $ 12.6           $ 10.4

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a)

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-Year                                   202.38%
Since inception (5/1/98)                   107.06%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We concluded a memorable year of performance in 1999 with very strong 4th quarter performance, as investors flocked to fast growth stocks in both the Russell 2000 Growth and the NASDAQ indices.

The Ohio National Capital Growth portfolio rose 62.91% in the fourth quarter, against a gain of 33.39% in the benchmark Russell 2000 Growth. We managed to outperform the benchmark in every quarter this year, leading to a calendar year return of 202.38% for the Ohio National Capital Growth portfolio, against a 43.09% rise in the Russell 2000 Growth.

Investors' interest in small stocks broadened in the fourth quarter, fueling the strong rally in the Russell 2000 Growth. In the fourth quarter, eight of the 11 Russell sectors produced positive performance. While we continued to emphasize technology, our results were bolstered by strong performance from other sectors as well.

We enjoyed strong returns from a number of stocks in the healthcare sector where technology is merging into traditional healthcare and biotech to create emerging growth investment opportunities. The focus of much of this new work is towards prediction and prevention of illness rather than the traditional detection and treatment of disease. Companies like Medarex Incorporated and Abgenix, Inc. are pioneering new techniques in applying the study of DNA within a technology framework. Typically these companies work closely with large drug companies to accelerate their research and testing capabilities as the drug companies look to create and rollout the next blockbuster drug.

Cytyc Corporation has applied new technology to cervical cancer screening. Historically this test has had a high margin of error. Cytyc has introduced a new technology that has made their version of the test more dependable. This enhanced reliability has made Cytyc's ThinPrep System very popular among healthcare providers. In turn, most HMO's are now providing partial or full reimbursement on the ThinPrep Test, helping to fuel it's growth in the marketplace.

We began accumulating the stock in late spring of this year when the stock was reasonably undiscovered and had a market capitalization under $500 million. Since then Cytyc has announced triple digit revenue and earnings increases for the last two quarters, dramatically increasing visibility of the companies fundamental story. The stock has moved up strongly in the third and fourth quarters, finishing the year with a market cap over $1 billion.

Investor's appetite for fast growing stocks that are powering technology growth seemed nearly insatiable in the quarter. The tech heavy NASDAQ rose 48.18% in the fourth quarter alone! Gains in technology stocks also drove the strong 33.39% return in the benchmark, the Russell 2000 Growth. This strong performance also helped to expand the technology sector weighting of the Russell 2000 Growth from 22% at the beginning of the year to 34% at year-end.

Throughout the fourth quarter we maintained our yearlong emphasis on technology companies. We continue to find many exciting companies that are creating change in various sectors of the economy including telecommunications, media, hardware, software, and above all, how businesses leverage the Internet.

Forrester Research estimates the market for internet and e-commerce services to grow from $5.4 billion in 1998 to $32.7 billion in 2002, creating a business opportunity with a compounded annual growth rate of 57%. The struggle for most traditional, large companies is how to make their business more Web friendly, and then how to integrate these new internet based applications with their existing "legacy" systems. The supply of systems professionals with these technical skills is constrained, and corporate America is thin

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.
                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a) (CONTINUED)

on this expertise. This creates a major opportunity for small, fast moving consulting firms to fill the void.

We owned a broad number of companies that provide internet system integration and consulting services. Earlier in the year, we sensed that Fortune 1000 companies would spend significantly and quickly to get Internet capabilities built. We took significant positions in companies like Sapient Corporation. We have known these companies for a long time and believe they are well positioned to gain in this internet spending race. We also invested in newcomers like Proxicom and Scient Corporation, and were rewarded with strong performance through the third and fourth quarters from these stocks as well.

Many of the stocks came public this year. We often participated in the Initial Public Offering of these companies, and added to our positions over time. Valuation of these stocks is not easy as the companies have short operating histories, and valuations based on revenue multiples accelerated quickly. Nonetheless, we developed metrics based on factors such as gross margins, revenue per billable personnel, average engagement size, and sales force growth and productivity. In addition we found it useful to build our own, more realistic revenue and earnings models rather than rely solely on Street models, which we find are often built to focus on large quarterly outperformance.

Nearly all the stocks have produced meaningful returns to the portfolio, as investors have been attracted to the companies rapid revenue growth opportunity, and as investors seeking internet exposure rotated out of more consumer based internet investment opportunities.
1999 was a banner year for IPO volume as more than $75 billion (though mid December) of new equity was issued, surpassing the previous record set in 1997. We aggressively mined the IPO universe for new Emerging Growth investment supply, participating in over 150 IPOs in calendar 1999. And we held onto to many of these issues as we continued our research process on the companies as they matured. Interestingly, the IPO position's impact on performance was not that significant. We calculate that IPOs contributed only about 22% of the portfolio's total return for 1999.

Two of our largest contributors to return, Network Solutions and Knight/Trimark Group, were companies that came public in 1997 and 1998. We participated in those companies IPOs and had built a strong knowledge base on the companies, giving us the edge to own them in a meaningful way in 1999. This provides a confirmation that our emerging growth research process pays off for investors over time.

While we enjoyed a banner year in 1999, we remain optimistic as we enter a new year. At the fundamental level, we see many companies with very compelling growth opportunities, and with the capabilities in place to succeed in their respective market. The volume of IPO's has provided us ample supply of investment ideas. However, we are somewhat concerned about the flood of investor money into this emerging growth space. It is reasonable to expect continued volatility. As always, we will seek to take advantage of these periods of volatility to improve the portfolio for the long term.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                  CAPITAL GROWTH PORTFOLIO              RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
5/98                                                                      10000.00                          10000.00
6/98                                                                       9706.00                           9450.00
12/98                                                                     10339.80                           8776.22
6/99                                                                      18424.50                           9590.65
12/99                                                                     31281.10                          10641.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Network Solutions                      3.11
 2.  BEA Systems Inc.                       2.48
 3.  Knight/Trimark Group                   1.75
 4.  NETIQ Corp.                            1.52
 5.  Infospace.COM Inc.                     1.37
 6.  Exchange Application                   1.27
 7.  24/7 MEDIA Inc.                        1.25
 8.  Infinity                               1.21
 9.  ISS Group, Inc.                        1.09
10.  Silknet Software                       1.06

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer and Related                  22.23
 2.  Internet Software                     11.79
 3.  Radio                                  5.54
 4.  Internet Content                       5.47
 5.  Telecommunication Services             4.20

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              ADVERTISING (0.7%)
      2,300   *Lamar Advertising Co. ...........  $   139,294
                                                  -----------
              APPLICATION SOFTWARE (1.9%)
      1,200   *HNC Software Inc. ...............      126,900
         50   *Ondisplay Inc. ..................        4,544
        900   *Sapient Corp. ...................      126,844
      1,400   *Siebel Systems Inc. .............      117,600
                                                  -----------
                                                      375,888
                                                  -----------
              AUTO/VIDEO EQUIPMENT (0.4%)
      1,200   *Gemstar Intl. Group Ltd. ........       85,500
                                                  -----------
              BROADCAST RADIO & TV (5.6%)
      1,500   *AMFM Inc. .......................      117,375
      2,350   *Citadel Communications Corp. ....      152,456
      1,500   *Cox Radio Inc. CL A .............      149,625
        350   *Cumulus Media Inc. ..............       17,763
      2,400   *EnteCorp. om Communications
               Inc. ............................      158,400
      1,400   *Hispanic Broadcasting Corp. .....      129,106
      6,800   *Infinity Broadcasting Corp. .....      246,075
      3,800   *Spanish Broadcasting System
               Inc. ............................      152,950
        200   *Wink Communications Inc. ........       12,012
        250   *XM Satellite Radio Holdings .....        9,531
                                                  -----------
                                                    1,145,293
                                                  -----------
              BUSINESS SERVICES (1.6%)
      4,500   *Acxiom Corp. ....................      108,000
        300   *Ebenx Inc. ......................       13,575
      1,100   *Fiserv Inc. .....................       42,144
        800   *Hotjobs.com Ltd. ................       34,950
      1,800   *Memberworks Inc. ................       59,737
      2,000   *On Assignment Inc. ..............       59,750
                                                  -----------
                                                      318,156
                                                  -----------
              CHEMICALS (0.7%)
      4,700   *Surmodics Inc. ..................      141,000
                                                  -----------
              COMMUNICATIONS (2.4%)
      1,900   *Echostar Communications .........      185,250
        900   *Emmis Broadcasting Corp CL A ....      112,176
      1,500   *Filenet Corp. ...................       38,250
      1,600   *Intraware Inc. ..................      126,400
        700   *Research In Motion ..............       32,331
                                                  -----------
                                                      494,407
                                                  -----------
              COMPUTER DATA SECURITY (1.9%)
        500   *Check Point Software Tech
               Ltd. ............................       99,375
      3,100   *ISS Group Inc. ..................      220,487
        800   *RSA Security Inc. ...............       62,000
                                                  -----------
                                                      381,862
                                                  -----------
              COMPUTER & RELATED (6.2%)
      2,500   *Covad Communications Group ......      139,844
        350   *Immersion Corp. .................       13,431
      2,900   *Network Solutions ...............      630,931
      1,050   *Primus Knowledge Solutions ......       47,578
        500   *Sandisk Corp. ...................       48,125
      2,900   *Silicon Storage Technology ......      119,625

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              COMPUTER & RELATED CONTINUED
      2,300   *TSI Intl. Software Ltd. .........  $   130,237
        950   *Vertias Software Corp. ..........      135,969
                                                  -----------
                                                    1,265,740
                                                  -----------
              COMPUTER SERVICES (0.5%)
      1,200   *Bisys Group Inc. ................       78,300
        700   *Seue Software Inc. ..............       17,500
                                                  -----------
                                                       95,800
                                                  -----------
              COMPUTER SOFTWARE (13.9%)
     11,200   *Activision Inc. .................      171,500
      2,200   *Aspect Development Inc. .........      150,700
      7,200   *Bea Systems Inc. ................      503,550
      1,600   *Bluestone Software ..............      184,000
      1,500   *Broadbase Software Inc. .........      168,750
      1,500   *Business Objects SA .............      200,437
      2,600   *Digex Inc. ......................      178,750
      4,600   *Exchange Applications Inc. ......      257,025
        700   *Extended Systems Inc. ...........       33,512
      1,200   *Informatica Corp. ...............      127,650
      2,600   *Interactive Intelligence ........       69,225
      1,400   *Mercury Interactive Corp. .......      151,113
      5,900   *Netiq Corp. .....................      307,169
      4,000   Sagent Technology Inc. ...........      119,750
      2,250   *Scientific Learning Corp. .......       82,125
        650   *Tibico Software Inc. ............       99,450
         50   *VA Linux Systems Inc. ...........       10,331
         50   *Vitria Technology Inc. ..........       11,700
                                                  -----------
                                                    2,826,737
                                                  -----------
              DIRECT MARKETING (0.6%)
      2,100   *Valuevision Intl. Inc. ..........      120,356
                                                  -----------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.6%)
        500   *Applied Micro Circuits ..........       63,625
      2,500   *Conexnat Systems ................      165,938
      2,100   *Cree Research Inc. ..............      179,288
      3,300   *Integrated Device ...............       95,700
      1,400   *Lattice Semiconductor Corp. .....       65,975
      1,900   *Mips Technologies Inc. ..........       98,800
        100   *Metalink Ltd. ...................        2,037
      2,400   *Power Integrations Inc. .........      115,050
      2,000   *Sawtek Inc. .....................      133,125
        350   *Zoran Corp. .....................       19,513
                                                  -----------
                                                      939,051
                                                  -----------
              FINANCIAL SERVICES (2.4%)
      3,100   *Financial Federal Corp. .........       70,719
      7,700   *Knight/Trimark Group Inc. .......      354,200
      1,950   *Nextcard Inc. ...................       56,306
                                                  -----------
                                                      481,225
                                                  -----------
              FIBER OPTICS (0.4%)
      1,800   *Metromedia Fiber Network ........       86,288
                                                  -----------
              HOTEL/LODGING (0.6%)
      2,400   *Four Seasons Hotels Inc. ........      127,800
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              INTERNET CONTENT (5.5%)
      4,500   *24/7 Media Inc.  ................  $   253,125
      6,900   *Autoweb.com Inc. ................       75,038
      1,400   *About.com Inc. ..................      125,650
        200   *CMG Information Services Inc. ...       55,375
        300   *El Sitio Inc. ...................       11,025
         50   *Egreetings Network Inc. .........          506
      1,300   *Infospace.com Inc. ..............      278,200
         50   *Medialogic Inc. .................        1,050
        300   *Mypoints.com Inc. ...............       22,200
        700   *NBC Internet Inc. ...............       54,075
        300   *Netcreations Inc. ...............       13,200
      4,200   *Sportsline USA Inc. .............      210,525
        500   *Webstakes.com Inc. ..............        9,875
                                                  -----------
                                                    1,109,844
                                                  -----------
              INTERNET SOFTWARE (11.8%)
      1,100   *Applied Theory Corp. ............       30,525
      1,100   *Broadvsion Inc. .................      187,069
        100   *C-Bridge Internet So ............        4,862
      1,500   *Clarent Corp. ...................      116,625
        800   *Cybersource Corp. ...............       41,400
      4,700   *Concentric Network Corp. ........      144,819
      3,050   *DSL.net Inc. ....................       44,034
      1,300   *Earthlink Network Inc. ..........       55,250
        100   *ECollege.com Inc. ...............        1,094
        450   *Espeed Inc. CL A ................       16,003
        250   *Gric Communications .............        6,344
        550   *Internap Network Services .......       95,150
      2,550   *ITXC Corp. ......................       85,744
        750   *Keynote Systems Inc. ............       55,313
      2,800   *Liquid Audio Inc. ...............       73,500
      2,600   *National Info Consortium Inc. ...       83,200
      1,100   *Netopia Inc. ....................       59,744
      1,700   *Navisite Inc. ...................      170,000
        900   *Netcentives Inc. ................       56,081
      2,000   *PC-Tel Inc. .....................      105,000
      1,500   *Pcorder.com Inc. ................       76,500
      1,450   *Proxicom Inc. ...................      180,253
      1,500   *Psinet Inc. .....................       92,625
      4,400   *Ramp Networks Inc. ..............       67,100
        900   *Scient Corp. ....................       77,794
      1,300   *Silknet Software Inc. ...........      215,475
      2,800   *Verio Inc. ......................      129,325
        700   *Vignette Corp. ..................      114,100
        150   *Xpedior Inc. ....................        4,312
                                                  -----------
                                                    2,389,241
                                                  -----------
              MEDIA & PUBLISHING (1.6%)
      2,800   *Macromedia Inc. .................      204,750
      1,100   *Univision Communications Inc. ...      112,406
                                                  -----------
                                                      317,156
                                                  -----------
              MEDICAL & RELATED (4.5%)
      2,700   *Cytyc Corp. .....................      164,869
      2,600   *Medarex Inc. ....................       96,850

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              MEDICAL & RELATED CONTINUED
      1,100   *Medimmune Inc. ..................  $   182,463
          1   *Medtronic Inc. ..................           15
      1,900   *Pharamacyclics Inc. .............       78,375
      1,500   *Protein Design Labs Inc. ........      105,000
      3,300   *Resmed Inc. .....................      137,775
      4,800   *Visible Genetics Inc. ...........      144,000
                                                  -----------
                                                      909,347
                                                  -----------
              MOTION PICTURES & SERVICES (0.4%)
      1,200   *Macrovision Corp. ...............       88,800
                                                  -----------
              NETWORKING PRODUCTS (2.9%)
         50   *Cobalt Networks Inc. ............        5,419
      1,200   *Extreme Networks Inc. ...........      100,200
        300   *Foundry Networks Inc. ...........       90,506
      2,000   *Legato Systems Inc. .............      137,625
      4,850   *Netscout Systems Inc. ...........      150,350
      1,200   *Network Appliance Inc. ..........       99,675
                                                  -----------
                                                      583,775
                                                  -----------
              PERSONAL SERVICES (0.7%)
      6,050   *Student Advantage Inc. ..........      134,234
                                                  -----------
              PRE-PACKAGED SOFTWARE (2.2%)
      3,000   *Brio Technology Inc. ............      126,000
      2,500   *Peregrine Systems Inc. ..........      206,563
      1,000   *Realnetworks Inc. ...............      121,187
                                                  -----------
                                                      453,750
                                                  -----------
              RETAIL (2.4%)
      2,000   *American Eagle Outfitters
               Inc. ............................       90,000
      3,200   *Bed Bath & Beyond Inc. ..........      111,200
      1,100   *Expedia Inc. CL A ...............       38,500
      3,200   *Factory 2-U Stores Inc. .........       90,800
        250   *Mothernature.com ................        1,828
      2,900   *Ticketmaster Online City Search
               Inc. ............................      111,469
      3,750   *VitaminShoppe.com ...............       34,219
                                                  -----------
                                                      478,016
                                                  -----------
              TELECOMMUNICATIONS EQUIPMENT (3.1%)
      2,900   *Aware Inc. ......................      105,488
      1,900   *Digital Lightwave Inc. ..........      121,600
      1,250   *Ditech Communication Corp. ......      116,875
      1,300   *Efficient Networks ..............       88,400
      2,500   *Primus Telecommunications .......       95,625
      1,800   *Viatel Inc. .....................       96,525
                                                  -----------
                                                      624,513
                                                  -----------
              TELECOMMUNICATIONS SERVICES (4.6%)
      2,200   *Allegiance Telecom Inc. .........      202,950
      2,600   *Caprock Communication Corp. .....       84,338
      3,400   Copper Mountain Networks Inc. ....      165,750
      2,800   *Crown Castle Intl. Corp. ........       89,950
      5,400   *Electric Lightwave Inc. CL A ....      101,250
        100   *Ibasis Inc. .....................        2,875
        100   *Infonet Services ................        2,625

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES CONTINUED
      2,800   *McLeodUSA Inc. CL A .............  $   164,850
      1,700   *Panamsat Corp. ..................      100,937
        650   *Z-Tel Technologies ..............       26,244
                                                  -----------
                                                      941,769
                                                  -----------
              TRANSPORTATION & EQUIPMENT (0.5%)
      2,100   *Forward Air Corp. ...............       91,087
                                                  -----------
              WIRELESS EQUIPMENT (1.7%)
      6,000   *American Tower Corp. ............      183,375
      2,700   *Pinacle Holdings ................      114,413
        700   *RF Micro Devices Inc. ...........       47,906
                                                  -----------
                                                      345,694
                                                  -----------
              TOTAL COMMON STOCK (86.3%) (COST
               $10,064,019).....................  $17,491,623
                                                  -----------
   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
$ 2,559,000   Firstar 1.000% 01/03/00 repurchase
               price $2,559,210 collateralized
               by GNMA certificates pool # 8375
               due 02/20/24 (cost $2,559,000)...  $ 2,559,000
                                                  -----------
              TOTAL SHORT-TERM NOTES
               (12.6%) (COST $2,559,000)........  $ 2,559,000
                                                  -----------
              TOTAL HOLDINGS (98.9%)
               (COST $12,623,019) (A)...........  $20,050,623
                                                  -----------
              CASH & RECEIVABLES,
               NET OF LIABILITIES (1.1%)........      220,851
                                                  -----------
              TOTAL NET ASSETS (100.0%).........  $20,271,474
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $12,623,019).............  $20,050,623
  Cash in bank..............................          567
  Receivable for fund shares sold...........      239,832
  Dividends and accrued interest
    receivable..............................          183
  Other.....................................          761
                                              -----------
    Total assets............................   20,291,966
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................       13,481
  Other accrued expenses....................        7,011
                                              -----------
    Total liabilities.......................       20,492
                                              -----------
Net assets at market value..................  $20,271,474
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   723,656
  Paid-in capital in excess of par value....   12,120,214
  Net unrealized appreciation on investments
    (note 1)................................    7,427,604
                                              -----------
Net assets at market value..................  $20,271,474
                                              ===========
Shares outstanding (note 4).................      723,656
Net asset value per share...................  $     28.01
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $    2,527
  Dividends..................................      33,179
                                               ----------
    Total investment income..................      35,706
                                               ----------
Expenses:
  Management fees (note 3)...................      64,947
  Custodian fees (note 3)....................       4,793
  Directors' fees (note 3)...................         347
  Professional fees..........................       1,493
  Accounting and transfer agent fees.........       8,305
  Other......................................       2,086
                                               ----------
    Total expenses...........................      81,971
                                               ----------
    Net investment loss......................  $  (46,265)
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $2,648,384
  Net increase in unrealized appreciation on
    investments..............................   6,870,977
                                               ----------
    Net gain on investments..................   9,519,361
                                               ----------
    Net increase in net assets from
      operations.............................  $9,473,096
                                               ==========

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO(D)

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment loss.......................................  $   (46,265)      $  (17,592)
  Realized gain (loss) on investments.......................    2,648,384         (414,923)
  Unrealized appreciation on investments....................    6,870,977          556,627
                                                              -----------       ----------
      Net increase in net assets from operations............    9,473,096          124,112
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Capital gain distributions................................   (2,233,461)               0
From capital share transactions (note 4):
  Received from shares sold.................................   18,417,413        2,148,414
  Received from dividends reinvested........................    2,233,461                0
  Paid for shares redeemed..................................   (9,890,108)          (1,453)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................   10,760,766        2,146,961
                                                              -----------       ----------
         Increase in net assets.............................   18,000,401        2,271,073
Net Assets:
  Beginning of period.......................................    2,271,073                0
                                                              -----------       ----------
  End of period.............................................  $20,271,474       $2,271,073
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED     MAY 1, 1998 TO
                                                                 1999       DECEMBER 31, 1998
                                                              ----------    -----------------
Per share data:
Net asset value, beginning of period........................   $ 10.47           $10.00
Income from investment operations:
  Net investment loss.......................................     (0.12)          (0.09)
  Net realized and unrealized gain on investments...........     21.25             0.56
                                                               -------           ------
    Total income from investment operations.................     21.13             0.47
                                                               -------           ------
Less distributions:
  Distributions from net realized capital gains.............     (3.59)            0.00
                                                               -------           ------
Net asset value, end of period..............................   $ 28.01           $10.47
                                                               =======           ======
Total return................................................    202.38%            4.62%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................      1.09%            1.96%(a,c)
    Ratio of net investment income (loss) to average net
     assets.................................................     (0.61)%           1.47%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................      1.09%            2.72%(a,c)
Portfolio turnover rate.....................................       185%             121%
Net assets at end of period (millions)......................   $  20.3           $  2.3

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Capital Growth portfolio.

(d) Prior to 8/1/99 the portfolio was known as the Small Cap Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of twenty separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- capital growth.

   - Core Growth Portfolio -- long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

   - Firstar Growth and Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Capital Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The Aggressive Growth Portfolio currently holds investments in S&P 500 Index Future Contracts. The futures contracts in the S&P 500 Index Portfolio at December 31, 1999 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED   CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   ----------   ------------------
    S&P 500    284 S&P 500 Index Contracts   March '00     $105,378,200     $4,583,200       $5,492,391

The Growth & Income Portfolio wrote the following option contracts during 1999:

                                                                               NUMBER
                                                              AMOUNT OF     OF CONTRACTS
                                                               PREMIUMS       OPTIONED
                                                              ----------    ------------
Options outstanding 12/31/98................................  $        0           0
Options written.............................................  $  371,247         575
Options expired.............................................  ($ 102,022)       (295)
Options exercised...........................................  $        0           0
Options Closed..............................................  ($ 269,225)       (280)
                                                              ----------        ----
Options outstanding 12/31/99................................  $        0           0
                                                              ==========        ====

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 1999 certain of the portfolios invested in repurchase agreements in which the aggregate amounted to $15,043,000. These securities are collateralized by various GNMA certificates with a market value of $15,459,983. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sales losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the International, Small Cap, International Small Company, Aggressive Growth, Core Growth and Capital Growth Portfolios: accumulated net investment loss has been decreased by $5,037,676, $641,905, $733,007, $75,692, $143,620 and $46,265 respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $5,037,676, $641,905, $733,007, $75,692, $143,620 and
   $46,265 respectively. This reclassification has no effect on net assets or net asset value per share. The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes in the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income, Blue Chip and Capital Growth Portfolios were $693,803, $74,111, $271,961, $32,794, $489,046,
   $83,836, $260,863, $8,625, $543, $12,900, $334, $14,108 and $23,883
   respectively. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                CAPITAL
                                                EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                             ------------    -------------    -----------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $ 61,093,308     $   161,959     $68,412,201     $66,661,007     $ 5,468,219
  Depreciation.............................   (23,336,283)     (1,130,838)     (6,439,058)       (963,171)     (5,755,588)
Net Unrealized:
  Appreciation (Depreciation)..............    37,757,025        (968,879)     61,973,143      65,697,836        (287,369)

                                                SMALL        INTERNATIONAL    AGGRESSIVE        CORE         GROWTH &
                                                 CAP         SMALL COMPANY      GROWTH         GROWTH         INCOME
                                             ------------    -------------    -----------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $ 59,863,916     $17,182,885     $ 5,997,068    $10,536,910    $28,773,514
  Depreciation.............................    (2,492,220)       (352,148)     (1,092,737)      (342,706)    (2,764,675)
Net Unrealized:
  Appreciation.............................    57,371,696      16,830,737       4,904,331     10,194,204     26,008,839

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                               FIRSTAR
                                                                SOCIAL         STRATEGIC       GROWTH        RELATIVE
                                               S&P 500         AWARENESS        INCOME        & INCOME         VALUE
                                             ------------    -------------    -----------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $ 28,927,674     $   838,442     $    16,525    $   275,001    $ 3,258,043
  Depreciation.............................    (4,816,013)       (136,958)       (340,950)       (99,873)      (671,862)
Net Unrealized:
  Appreciation (Depreciation)..............    24,111,661         701,484        (324,425)       175,128      2,586,181

                                                                EQUITY        HIGH INCOME      CAPITAL
                                              BLUE CHIP         INCOME           BOND          GROWTH
                                             ------------    -------------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $    695,359     $   931,657     $   354,483    $ 7,549,617
  Depreciation.............................      (485,453)       (221,157)     (1,070,563)       (98,130)
Net Unrealized:
  Appreciation (Depreciation)..............       209,906         710,500        (716,080)     7,451,487

   For Federal income tax purposes, the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios had capital loss carryovers of $305,798, $1,752,158, $2,433,931 $375,826, $50,917, $169,231, $76,310 and
   $196,803 respectively, at December 31, 1999. If not offset by capital gains, $41,235 will expire in 2003 and $2,893 in 2005 in the Bond Portfolio, $230,373, $622,020, $97,030 and $5,714 will expire in 2006 in the Bond,
   Social Awareness, Strategic Income and Equity Income Portfolios, respectively and $31,297, $1,752,158, $1,811,911, $278,796, $50,917, $169,231, $70,596 and
   $196,803 will expire in 2007 in the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                                                                               CAPITAL
                                               EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                            ------------    -------------    -----------    -------------    ------------
Stocks & Bonds:
  Purchases...............................  $339,032,461     $ 2,075,823     $73,768,287    $416,649,551     $ 21,875,422
  Sales...................................   342,273,276       3,062,866      92,715,064     449,551,906       33,594,817
U.S. Government Obligations
  Purchases...............................            --              --              --              --          632,836
  Sales...................................            --         500,000       1,275,000              --        2,938,055

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               SMALL        INTERNATIONAL    AGGRESSIVE         CORE          GROWTH &
                                                CAP         SMALL COMPANY      GROWTH          GROWTH          INCOME
                                            ------------    -------------    -----------    ------------    ------------
Stocks & Bonds:
  Purchases...............................  $169,768,467     $78,920,047     $54,843,583    $ 50,981,138    $304,708,563
  Sales...................................   164,571,666      72,922,749      57,414,856      47,352,429     286,401,809
U.S. Government Obligations
  Purchases...............................            --              --              --              --              --
  Sales...................................            --              --              --              --              --

                                                               SOCIAL         STRATEGIC     FIRSTAR GROWTH      RELATIVE
                                              S&P 500         AWARENESS        INCOME          & INCOME          VALUE
                                            ------------    -------------    -----------    --------------    ------------
Stocks & Bonds:
  Purchases...............................  $ 92,702,727     $ 4,735,735     $ 1,893,058     $  5,676,834     $  2,425,215
  Sales...................................    56,811,197       8,048,175       2,283,150        5,565,717          969,221
U.S. Government Obligations
  Purchases...............................            --              --              --               --               --
  Sales...................................            --              --              --               --               --

                                                             HIGH INCOME       EQUITY         CAPITAL
                                             BLUE CHIP          BOND           INCOME          GROWTH
                                            ------------    -------------    -----------    ------------
Stocks & Bonds:
  Purchases...............................  $  2,760,701     $ 5,828,367     $ 3,025,659    $ 17,743,903
  Sales...................................     1,052,403       3,324,379       1,489,016      11,966,813
U.S. Government Obligations:
  Purchases...............................            --              --              --              --
  Sales...................................            --              --              --              --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth
   Portfolio: (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of
   (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the First Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio, (iii) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (iv) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (i) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Prior to January 1, 1999 Societe Generale Asset Management Corp. sub-advised the International and International Small Company Portfolios. Effective August 1, 1999 LM replaced ONI (adviser) as the sub-adviser for the Equity Portfolio.

   Effective January 3, 2000 Jennison Associates LLC replaced T. Rowe Price Associates, Inc. as the sub-adviser for the Capital Appreciation Portfolio and Janus Capital Corp. replaced Strong Capital Management, Inc. as the sub-adviser for the Aggressive Growth Portfolio. As compensation for their services Jennison will receive from ONI fees at an annual rate of 0.50% of the average net assets of the Capital Appreciation Portfolio and Janus will receive from ONI fees at an annual rate of 0.55% of the first $50 million of the average net assets and 0.45% of average net assets in excess of $50 million of the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended December 31, 1999 and the year ended December 31, 1998 were as follows:

                                                     EQUITY                 MONEY MARKET                   BOND
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    957,794      675,941    22,320,710    6,102,024      532,591      986,062
Capital shares issued on reinvested
  dividends................................  4,875,492      254,451       257,858      164,506      171,315      150,778
Capital shares redeemed....................  1,560,827      883,690    20,302,903    4,740,526      777,574      486,752

                                                      OMNI                  INTERNATIONAL          CAPITAL APPRECIATION
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    366,349    1,413,338       908,052      848,791      611,576    1,366,055
Capital shares issued on reinvested
  dividends................................    488,865      264,859            --      855,911      658,894      580,235
Capital shares redeemed....................  2,428,393      872,309     3,773,197    2,444,300    1,857,003      443,155

                                                   SMALL CAP             INT'L SMALL COMPANY        AGGRESSIVE GROWTH
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    873,277      918,465       444,549      346,731      381,709      667,591
Capital shares issued on reinvested
  dividends................................  1,388,684           47       191,099      211,017           --      159,625
Capital shares redeemed....................    602,086      381,989       593,735      252,173      775,957      249,214

                                                  CORE GROWTH              GROWTH & INCOME               S&P 500
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    781,709      447,717     1,882,536    2,697,893    6,848,877    4,704,361
Capital shares issued on reinvested
  dividends................................    395,539           --       905,619       31,748    1,258,144      394,979
Capital shares redeemed....................    442,104      315,206       536,400      416,202    1,325,233      366,640

                                                SOCIAL AWARENESS          STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                             ----------------------    -----------------------    ------------------------
                                               YEAR         YEAR          YEAR         YEAR          YEAR          YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED         ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98      12-31-99      12-31-98
                                             ---------    ---------    ----------    ---------    ----------    ----------
Capital shares issued on sales.............     99,912      491,246        28,748      116,213       41,852        98,689
Capital shares issued on reinvested
  dividends................................      2,521        3,763        28,040       27,950        4,000        12,199
Capital shares redeemed....................    503,237      170,620       113,496       33,901       75,846        32,973

                                                 RELATIVE VALUE               BLUE CHIP                EQUITY INC.
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    181,502      486,057       282,532      287,536      192,426      216,229
Capital shares issued on reinvested
  dividends................................      5,881       13,803         6,959          403        2,831        1,309
Capital shares redeemed....................    110,451      285,649       122,210        6,276       52,654        6,719

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  HIGH INCOME              CAPITAL GROWTH
                                             ----------------------    -----------------------
                                               YEAR         YEAR          YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------
Capital shares issued on sales.............    314,320    1,046,722       876,365      217,195
Capital shares issued on reinvested
  dividends................................     74,356       42,369        81,368           --
Capital shares redeemed....................    108,995          855       451,086          186

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of December 31, 1999, the International and International Small Company Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

            CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
 SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   --------------------
 DATES       AMOUNT         TYPE       AT 12/31/99     AMOUNT         TYPE       AT 12/31/99     GAIN       LOSS
 ------    ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
10/05/01   3,650,000   New Zld Dollar   1,910,958    1,750,175   U.S. Dollar      1,750,175               $(160,783)
10/05/01   1,942,166   U.S. Dollar      1,942,166    3,650,000   New Zld Dollar   1,910,958                 (31,208)
                                       ----------                                ----------    --------   ---------
                                       $3,853,124                                $3,661,133    $      0   $(191,991)
                                       ==========                                ==========    ========   =========

                          INTERNATIONAL SMALL COMPANY

            CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
 SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   --------------------
 DATES       AMOUNT         TYPE       AT 12/31/99     AMOUNT         TYPE       AT 12/31/99     GAIN       LOSS
 ------    ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
11/13/00   18,480,000  Japanese Yen       189,899       173,147  U.S. Dollar        173,147               $(16,752)
11/13/00      178,035  U.S. Dollar        178,035    18,480,000  Japanese Yen       189,899    $ 11,864
                                       ----------                                ----------    --------   ---------
                                       $  367,934                                $  363,046    $ 11,864   $(16,752)
                                       ==========                                ==========    ========   =========

                                                                     (continued)

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio (formerly Small Cap Growth Portfolio), Small Cap Portfolio, International Small Company Portfolio (formerly Global Contrarian Portfolio), Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Strategic Income Portfolio, Firstar Growth & Income Portfolio (formerly Stellar Portfolio), Relative Value Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio (formerly the Small Cap Growth Portfolio) (collectively, the Funds), including the schedules of investments, as of December 31, 1999 and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodians and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Cincinnati, Ohio
February 11, 2000

OHIO NATIONAL FUND, INC.
Post Office Box 371
Cincinnati, Ohio 45201


Form 1320  Rev. 1/00